   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 1997

                                                SECURITIES ACT FILE NO. 33-53887
                                        INVESTMENT COMPANY ACT FILE NO. 811-7177
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [_]

                           POST-EFFECTIVE AMENDMENT NO. 6                    [X]

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                    INVESTMENT COMPANY ACT OF 1940                           [X]

                               AMENDMENT NO. 7                               [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                 MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         800 SCUDDERS MILL ROAD
         PLAINSBORO, NEW JERSEY                          08536
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                   MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

         COUNSEL FOR THE FUND:                   MARK B. GOLDFUS, ESQ.
                                                  MERRILL LYNCH ASSET
         BROWN & WOOD LLP
         ONE WORLD TRADE CENTER                        MANAGEMENT
     NEW YORK, NEW YORK 10048-0557                   P.O. BOX 9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.          PRINCETON, NJ 08543-9011

                               ----------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

                    [X] immediately upon filing pursuant to paragraph (b)
                    [_] on (date) pursuant to paragraph (b)
                    [_] 60 days after filing pursuant to paragraph (a)(1)
                    [_] on (date) pursuant to paragraph (a)(1)
                    [_] 75 days after filing pursuant to paragraph (a)(2)
                    [_] on (date) pursuant to paragraph (a)(2) of Rule 485.
            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                    [_] this post-effective amendment designates a new
                      effective date for a previously filed post-effective amendment.


                               ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON MARCH 25, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                          LOCATION
 -------------                                          --------
 PART A
 Item  1.   Cover Page..............   Cover Page
 Item  2.   Synopsis................   Fee Table; Merrill Lynch Select Pricing SM
                                       System
 Item  3.        Condensed Financial
            Information.............   Financial Highlights; Performance Data
 Item  4.     General Description of   Investment Objectives and Policies;
            Registrant..............   Additional Information
 Item  5.   Management of the Fund..   Fee Table; Management of the Program;
                                       Portfolio Transactions and Brokerage;
                                       Inside Back Cover Page
 Item 5A.   Management's Discussion
            of Fund Performance.....   Not Applicable
 Item  6.    Capital Stock and Other
            Securities..............   Cover Page; Additional Information
 Item  7.     Purchase of Securities   Cover Page; Fee Table; Merrill Lynch Select
            Being Offered...........   Pricing SM System; Purchase of Shares;
                                       Shareholder Services; Additional
                                       Information; Inside Back Cover Page
 Item  8.              Redemption or   Fee Table; Merrill Lynch Select Pricing SM
            Repurchase..............   System; Purchase of Shares; Shareholder
                                       Services; Redemption of Shares
 Item  9.              Pending Legal
            Proceedings.............   Not Applicable
 PART B
 Item 10.   Cover Page..............   Cover Page
 Item 11.   Table of Contents.......   Back Cover Page
 Item 12.    General Information and
            History.................   Not Applicable
 Item 13.      Investment Objectives
            and Policies............   Investment Objectives and Policies
 Item 14.   Management of the Fund..   Management of the Program
 Item 15.   Control Persons and
            Principal Holders of       Management of the Program; General
            Securities..............   Information--Additional Information
 Item 16.   Investment Advisory and
            Other Services..........   Management of the Program; Purchase of
                                       Shares; General Information
 Item 17.   Brokerage Allocation and
            Other Practices.........   Portfolio Transactions and Brokerage
 Item 18.    Capital Stock and Other
            Securities..............   General Information
 Item 19.   Purchase, Redemption and
            Pricing of Securities      Purchase of Shares; Redemption of Shares;
            Being Offered...........   Determination of Net Asset Value;
                                       Shareholder Services; General Information--
                                       Computation of Offering Price Per Share
 Item 20.   Tax Status..............   Dividends, Distributions and Taxes
 Item 21.   Underwriters............   Purchase of Shares
 Item 22.             Calculation of
            Performance Data........   Performance Data
 Item 23.   Financial Statements....   Independent Auditors' Reports; Statements
                                       of Assets and Liabilities (audited);
                                       Financial Statements (unaudited)
 PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

MAY 23, 1997


                   MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

   MERRILL LYNCH FUNDAMENTAL VALUE           MERRILL LYNCH U.S. GOVERNMENT
              PORTFOLIO                           SECURITIES PORTFOLIO
MERRILL LYNCH QUALITY BOND PORTFOLIO        MERRILL LYNCH GLOBAL OPPORTUNITY
                                                       PORTFOLIO
                   MERRILL LYNCH GROWTH OPPORTUNITY PORTFOLIO

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Asset Builder Program, Inc. (the "Program") is a professionally managed, open-end investment company. The Program consists of five separate portfolios: the Merrill Lynch Fundamental Value Portfolio (the "Fundamental Value Portfolio"), the Merrill Lynch Quality Bond Portfolio (the "Quality Bond Portfolio"), the Merrill Lynch U.S. Government Securities Portfolio (the "U.S. Government Securities Portfolio"), the Merrill Lynch Global Opportunity Portfolio (the "Global Opportunity Portfolio") and the Merrill Lynch Growth Opportunity Portfolio ("Growth Opportunity Portfolio") (each a "Portfolio"). Each Portfolio has its own separate investment objectives and may employ a variety of instruments and techniques to enhance income and to hedge against market risk and, in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, currency risk. Investments on an international basis involve risks not typically associated with investments in domestic securities. See "Risk Factors and Special Considerations". There can be no assurance that the investment objectives of any Portfolio will be achieved. For more information on the Portfolios' investment objectives and policies, please see "Investment Objectives and Policies" on page 21.


                                                  (Cover continues on next page)

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  NOR HAS  THE SECURITIES  AND EXCHANGE  COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Program that is relevant to making an investment in the Program. This Prospectus should be retained for future reference. A statement containing additional information about the Program, dated May 23, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Program at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER

               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               ----------------

  Each Portfolio is a separate series of the Program issuing its own shares pursuant to the Merrill Lynch Select Pricing SM System. Each Portfolio offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing SM System" on page 9.

  Shares of each Portfolio are available for purchase solely by holders of individual retirement plans, individual retirement rollover accounts, simplified employee pension plans and simple retirement accounts (collectively "IRAs") for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as custodian and by CBA(R) accounts and CMA(R) SubAccounts SM established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or similar state statutes). The Program currently is engaged in a continuous offering of the shares of each Portfolio. Merrill Lynch has advised the Program that it will not charge an annual account fee upon any IRA which participates in the Merrill Lynch Asset Builder SM Service, receives additional contributions of at least $250 annually and is invested solely in one or more of the Program's Portfolios or a money market fund advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), or its affiliates. Merrill Lynch has also advised the Program that it will not collect the customary annual fee for maintaining a CBA(R) account or CMA(R) SubAccount SM for any such account which has been established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or similar state statutes) and is invested solely in shares of the Program. The minimum initial purchase in any Portfolio is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. See "Purchase of Shares" and "Redemption of Shares". The holder of each IRA is responsible for making investment decisions concerning the funds contributed to his or her IRA.

  To permit the Program to invest the net proceeds from the sale of its shares in an orderly manner, the Program may, from time to time, suspend the sale of its shares, except for dividend reinvestments.

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of each of the Portfolios follows:

                                 FUNDAMENTAL VALUE PORTFOLIO                         QUALITY BOND PORTFOLIO
                      ------------------------------------------------- -------------------------------------------------
                      CLASS A(a)     CLASS B(b)      CLASS C   CLASS D  CLASS A(a)     CLASS B(b)      CLASS C   CLASS D
                      ---------- ------------------- -------- --------- ---------- ------------------- -------- ---------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases (as a
 percentage of
 offering price)....   5.25%(c)         None           None   5.25%(c)   4.00%(c)         None           None   4.00%(c)
 Sales Charge
 Imposed on
 Dividend
 Reinvestments......    None            None           None    None       None            None           None    None
 Deferred Sales
 Charge (as a
 percentage of          None(d)      4.0% during     1.0% for   None(d)   None(d)      4.0% during     1.0% for   None(d)
 original purchase                 the first year,   one year                        the first year,   one year
 price or                          decreasing 1.0%                                   decreasing 1.0%
 redemption                      annually thereafter                               annually thereafter
 proceeds,                          to 0.0% after                                     to 0.0% after
 whichever is                      the fourth year                                   the fourth year
 lower).............
 Exchange Fee.......    None            None           None    None       None            None           None    None
ANNUAL PROGRAM
OPERATING EXPENSES
(AS A PERCENTAGE OF
AVERAGE NET ASSETS):
 Investment
 Advisory Fees(e)...    .65%             .65%           .65%   .65%       .50%             .50%           .50%   .50%
 12b-1 Fees(f):
   Account
   Maintenance Fees.    None             .25%           .25%   .25%       None             .25%           .25%   .25%
   Distribution
   Fees.............    None             .75%           .75%   None       None             .50%           .55%   None
 Other Expenses:
   Custodial Fees...    .05%             .05%           .05%   .05%       .14%             .14%           .14%   .14%
   Shareholder Ser-
   vicing Costs(g)..    .46%             .54%           .58%   .45%       .45%             .55%           .57%   .44%
   Other............    .87%             .87%           .87%   .87%      2.14%            2.14%          2.14%  2.14%
                       ----              ---            ---    ---       ----             ----           ----   ----
   Total Other         1.38%            1.46%          1.50%  1.37%      2.73%            2.83%          2.85%  2.72%
   Expenses(h)......   ----             ----           ----   ----       ----             ----           ----   ----
 Total Portfolio
 Operating Ex-         2.03%            3.11%          3.15%  2.27%      3.23%            4.08%          4.15%  3.47%
 penses.............   ====             ====           ====   ====       ====             ====           ====   ====

                                                    (footnotes appear on page 5)

                            U.S. GOVERNMENT SECURITIES PORTFOLIO                     GLOBAL OPPORTUNITY PORTFOLIO
                      --------------------------------------------------   --------------------------------------------------
                      CLASS A(a)      CLASS B(b)      CLASS C   CLASS D    CLASS A(a)      CLASS B(b)      CLASS C   CLASS D
                      ----------  ------------------- -------- ---------   ----------  ------------------- -------- ---------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases (as a
 percentage of
 offering price)....     4.00%(c)        None           None     4.00%(c)     5.25%(c)        None           None     5.25%(c)
 Sales Charge
 Imposed on
 Dividend
 Reinvestments......    None             None           None    None         None             None           None    None
 Deferred Sales
 Charge (as a
 percentage of          None(d)       4.0% during     1.0% for   None(d)     None(d)       4.0% during     1.0% for   None(d)
 original purchase                  the first year,   one year                           the first year,   one year
 price or                           decreasing 1.0%                                      decreasing 1.0%
 redemption                       annually thereafter                                  annually thereafter
 proceeds,                           to 0.0% after                                        to 0.0% after
 whichever is                       the fourth year                                      the fourth year
 lower).............
 Exchange Fee.......    None             None           None    None         None             None           None    None
ANNUAL PROGRAM
OPERATING EXPENSES
(AS A PERCENTAGE OF
AVERAGE NET ASSETS):
 Investment
 Advisory Fees(e)...     .50%             .50%           .50%     .50%         .75%            .75%           .75%     .75%
 12b-1 Fees(f):
   Account
   Maintenance Fees.    None              .25%           .25%     .25%       None              .25%           .25%     .25%
   Distribution
   Fees.............    None              .50%           .55%   None         None              .75%           .75%   None
 Other Expenses:
   Custodial Fees...      .12%            .12%           .12%     .12%         .14%            .14%           .14%     .14%
   Shareholder Ser-
   vicing Costs(g)..      .23%            .28%           .29%     .20%         .49%            .60%           .65%     .51%
   Other............     2.07%           2.07%          2.07%    2.07%        1.52%           1.52%          1.52%    1.52%
                         ----            ----           ----     ----         ----            ----           ----     ----
   Total Other           2.42%           2.47%          2.48%    2.39%        2.15%           2.26%          2.31%    2.17%
   Expenses(h)......     ----            ----           ----     ----         ----            ----           ----     ----
 Total Portfolio
 Operating Ex-           2.92%           3.72%          3.78%    3.14%        2.90%           4.01%          4.06%    3.17%
 penses.............     ====            ====           ====     ====         ====            ====           ====     ====

                                                    (footnotes appear on page 5)

                                     GROWTH OPPORTUNITY PORTFOLIO
                          ----------------------------------------------------
                          CLASS A(a)       CLASS B(b)       CLASS C   CLASS D
                          ----------  --------------------- -------- ---------
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge
 Imposed on Purchases
 (as a percentage of
 offering price).........    5.25%(c)         None            None     5.25%(c)
 Sales Charge Imposed on
 Dividend Reinvestments..   None              None            None    None
 Deferred Sales Charge
 (as a percentage of        None(d)   4.0% during the first 1.0% for   None(d)
 original purchase price              year, decreasing 1.0% one year
 or redemption proceeds,               annually thereafter
 whichever is lower).....                 to 0.0% after
                                         the fourth year
 Exchange Fee............   None              None            None    None
ANNUAL PROGRAM OPERATING
EXPENSES
(AS A PERCENTAGE OF
AVERAGE NET ASSETS):
 Investment Advisory
 Fees(e).................     .65%             .65%            .65%     .65%
 12b-1 Fees(f):
   Account Maintenance
   Fees..................   None               .25%            .25%     .25%
   Distribution Fees.....   None               .75%            .75%   None
 Other Expenses:
   Custodial Fees........     .15%             .15%            .15%     .15%
   Shareholder Servicing
   Costs(g)..............     .72%             .78%            .83%     .66%
   Other.................    1.56%            1.42%           1.42%    1.42%
                             ----             ----            ----     ----
   Total Other               2.43%            2.35%           2.40%    2.23%
   Expenses(h)...........    ----             ----            ----     ----
 Total Portfolio Operat-     3.08%            4.00%           4.05%    3.13%
 ing Expenses............    ====             ====            ====     ====

----

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 43.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase for the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and approximately ten years after initial purchase for the Quality Bond and U.S. Government Securities Portfolios. See "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares"--page 45.

(c) Reduced for purchases of $25,000 and over decreasing to 0.00% for purchases of $1,000,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 43.
(d) Under certain limited conditions, purchases of Class A and Class D shares will be subject to a contingent deferred sales charge ("CDSC") rather than an initial sales charge.

(e) See "Management of the Program--Management and Advisory Arrangements"-- page 36.
(f) See "Purchase of Shares--Distribution Plans"--page 48.

(g) See "Management of the Program--Transfer Agency Services"--page 38.

(h) The expense information in the table reflects current reimbursement arrangements. As of January 31, 1997, with the exception of Fundamental Value Portfolio, the Investment Adviser was waiving management fees and voluntarily reimbursing the Program for a portion of other expenses (excluding 12b-1 fees), as shown in the table below. The Fee Table has been restated to assume the absence of any such waiver of fees and/or reimbursement of expenses because the Investment Adviser may discontinue or reduce such waiver of fees and/or reimbursement of expenses at any time without notice.

                               INVESTMENT ADVISORY FEES WAIVED TOTAL OPERATING EXPENSES AFTER
                                   AND EXPENSES REIMBURSED        WAIVER AND REIMBURSEMENT
                               ------------------------------- -------------------------------
                               CLASS A CLASS B CLASS C CLASS D CLASS A CLASS B CLASS C CLASS D
                               ------- ------- ------- ------- ------- ------- ------- -------
     Quality Bond Portfolio..   3.23%   3.30%   3.30%   3.31%   0.00%   0.78%   0.85%   0.16%
     US Government Securities
     Portfolio...............   2.92%   2.94%   2.93%   2.93%   0.00%   0.78%   0.85%   0.21%
     Global Opportunity Port-
     folio...................   0.43%   0.25%   0.25%   0.26%   2.47%   3.76%   3.81%   2.91%
     Growth Opportunity Port-
     folio...................   0.64%   0.16%   0.17%   0.19%   2.44%   3.84%   3.88%   2.94%

EXAMPLE:

                                                  CUMULATIVE EXPENSES PAID
                                                     FOR THE PERIOD OF:
                                               -------------------------------
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
An investor in the Portfolios (and classes)
listed below would pay the following expenses
on a $1,000 investment including, for Class A
and Class D shares of the Fundamental Value,
Global Opportunity and Growth Opportunity
Portfolios, the maximum $52.50 initial sales
charge and, for Class A and Class D shares of
the Quality Bond and U.S. Government
Securities Portfolios, the maximum $40.00
initial sales charge and assuming (1) the
Total Portfolio Operating Expenses for each
class set forth on pages 3-5, (2) a 5% annual
return throughout the periods and (3)
redemption at the end of the period:
 Fundamental Value Portfolio
   Class A....................................  $72    $113    $156     $276
   Class B....................................  $71    $116    $163     $325*
   Class C....................................  $42    $ 97    $165     $346
   Class D....................................  $74    $120    $168     $299
 Quality Bond Portfolio
   Class A....................................  $71    $136    $202     $379
   Class B....................................  $81    $144    $209     $427
   Class C....................................  $52    $126    $212     $433
   Class D....................................  $74    $142    $213     $400
 U.S. Government Securities Portfolio
   Class A....................................  $68    $127    $188     $351
   Class B....................................  $77    $134    $192     $397
   Class C....................................  $48    $115    $195     $402
   Class D....................................  $70    $133    $198     $371
 Global Opportunity Portfolio
   Class A....................................  $80    $138    $197     $358
   Class B....................................  $80    $142    $206     $406*
   Class C....................................  $51    $124    $208     $426
   Class D....................................  $83    $145    $210     $382
 Growth Opportunity Portfolio
   Class A....................................  $82    $143    $206     $374
   Class B....................................  $80    $142    $205     $405*
   Class C....................................  $51    $123    $207     $425
   Class D....................................  $82    $144    $208     $378
An investor would pay the following expenses
on the same $1,000 investment assuming no re-
demption at the end of the period:
 Fundamental Value Portfolio
   Class A....................................  $72    $113    $156     $276
   Class B....................................  $31    $ 96    $163     $325*
   Class C....................................  $32    $ 97    $165     $346
   Class D....................................  $74    $120    $168     $299
 Quality Bond Portfolio
   Class A....................................  $71    $136    $202     $379
   Class B....................................  $41    $124    $209     $427
   Class C....................................  $42    $126    $212     $433
   Class D....................................  $74    $142    $213     $400
 U.S. Government Securities Portfolio
   Class A....................................  $68    $127    $188     $351
   Class B....................................  $37    $114    $192     $397
   Class C....................................  $38    $115    $195     $402
   Class D....................................  $70    $133    $198     $371
 Global Opportunity Portfolio
   Class A....................................  $80    $138    $197     $358
   Class B....................................  $40    $122    $206     $406*
   Class C....................................  $41    $124    $208     $426
   Class D....................................  $83    $145    $210     $382
 Growth Opportunity Portfolio
   Class A....................................  $82    $143    $206     $374
   Class B....................................  $40    $122    $205     $405*
   Class C....................................  $41    $123    $207     $425
   Class D....................................  $82    $144    $208     $378

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in a Portfolio will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions directly through the Program's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                              PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE PROGRAM

  Merrill Lynch Asset Builder Program, Inc. (the "Program") is a professionally managed, open-end investment company consisting of five separate portfolios: the Fundamental Value Portfolio, the Quality Bond Portfolio, the U.S. Government Securities Portfolio, the Global Opportunity Portfolio and the Growth Opportunity Portfolio.

INVESTMENT OBJECTIVES AND POLICIES

  Each Portfolio pursues its investment objectives through the separate investment policies described below:

  Fundamental Value Portfolio is a diversified portfolio seeking capital appreciation and, secondarily, income by investing in securities, primarily (i.e., at least 65% of the Portfolio's assets) in equities, that the management of the Portfolio believes are undervalued and therefore represent investment value. The Portfolio seeks special opportunities in securities that are selling at a discount either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price-earnings ratio. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers. See "Risk Factors and Special Considerations."

  Quality Bond Portfolio is a diversified portfolio seeking income and, secondarily, capital appreciation by investing primarily in long-term corporate bonds that are rated A or better by a nationally recognized rating agency such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, Inc. ("Fitch"), or that possess, in the judgment of the Investment Adviser, similar credit characteristics.

  U.S. Government Securities Portfolio is a diversified portfolio seeking high current return by investing in U.S. Government and Government agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed securities and other mortgage-backed government securities.

  Global Opportunity Portfolio is a diversified portfolio seeking high total investment return through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time, both with respect to types of securities and markets, in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income.

  Growth Opportunity Portfolio is a non-diversified portfolio seeking long-term growth of capital by investing in a portfolio of equity securities, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  All of the Portfolios may invest in fixed income securities and to the extent a Portfolio does invest in fixed income securities, the net asset value of its shares will be affected by changes in the general level of interest rates.

  The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to invest in foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets.

  The Global Opportunity Portfolio has established no rating criteria for the fixed income securities in which it may invest and securities in the lower rated categories are predominantly speculative with respect to the capacity to pay interest and repay principal.

  The Portfolios also may invest in certain derivative securities. See "Risk Factors and Special Considerations".

THE INVESTMENT ADVISER

  Merrill Lynch Asset Management, L.P. (the "Investment Adviser" or "MLAM") acts as a manager for the Program and provides the Program with management services. The Investment Adviser or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for over 140 other registered investment companies. The Investment Adviser and FAM also offer portfolio management and portfolio analysis services to individuals and institutions. As of April 30, 1997, the Investment Adviser and FAM had a total of approximately $244.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser. See "Management of the Program --Management and Advisory Arrangements."

PURCHASE AND REDEMPTION OF SHARES

  Shares of the Portfolios may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. See "Merrill Lynch Select Pricing SM System" and "Purchase of Shares."

DIVIDENDS AND DISTRIBUTIONS

  It is the Program's intention to distribute substantially all of the net investment income, if any, of each Portfolio. All long-term and short-term capital gains, if any, including gains from option and futures contract transactions will be distributed by each Portfolio at least annually. See "Additional Information -- Dividends and Distributions."

DETERMINATION OF NET ASSET VALUE

  The net asset value of each Portfolio is determined by the Investment Adviser once daily 15 minutes after the close of business on the New York Stock Exchange ("NYSE") (generally 4:00 P.M., New York time) on each day during which the NYSE is open for trading and, under certain circumstances, on other days. See "Additional Information -- Determination of Net Asset Value."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. During the continuous offering, the shares of each class of each of the Portfolios may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or its affiliate, FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of a Portfolio represents an identical interest in the investment portfolio of that Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege". If pursuant to the exchange privilege, shares of any Portfolio are exchanged for shares of a fund other than a Portfolio of the Program or a money market fund advised by the Investment Adviser or its affiliates, then the imposition of the IRA annual account fee, the CBA (R) account or CMA SubAccount SM annual account fee, as the case may be, may result. For information about current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA disclosure statement. For information about the current fees charged by Merrill Lynch on a CBA (R) account, consult the Capital Builder (TM) Account Program description. For information about the current fees charged by Merrill Lynch on a CMA SubAccount SM, consult the Cash Management Account (R) Program description.

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Program. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

    FUNDAMENTAL VALUE, GLOBAL OPPORTUNITY AND GROWTH OPPORTUNITY PORTFOLIOS


                                     ACCOUNT
                                   MAINTENANCE DISTRIBUTION
  CLASS     SALES CHARGE(/1/)          FEE         FEE           CONVERSION FEATURE
----------------------------------------------------------------------------------------
   A    Maximum 5.25% initial          No           No                   No
         sales charge(/2/)(/3/)
----------------------------------------------------------------------------------------
   B    CDSC for a period of          0.25%       0.75%     B shares convert to D shares
         four years at a rate of                             automatically after
         4.0% during the first                               approximately eight
         year, decreasing 1.0%                               years(/4/)
         annually to 0.0%
----------------------------------------------------------------------------------------
   C    1.0% CDSC for one year        0.25%       0.75%                  No
----------------------------------------------------------------------------------------
   D    Maximum 5.25% initial         0.25%         No                   No
         sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares --Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, may be subject to a 1.0% CDSC for one year. A .75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of the Quality Bond and U.S. Government Securities Portfolios and certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of a Portfolio are exchanged for Class B shares of another Portfolio or MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

            QUALITY BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS


                                     ACCOUNT
                                   MAINTENANCE DISTRIBUTION
  CLASS     SALES CHARGE(/1/)          FEE         FEE           CONVERSION FEATURE
----------------------------------------------------------------------------------------
   A    Maximum 4.00% initial          No           No                   No
         sales charge(/2/)(/3/)
----------------------------------------------------------------------------------------
   B    CDSC for a period of          0.25%       0.50%     B shares convert to D shares
         four years at a rate of                             automatically after
         4.0% during the first                               approximately ten
         year, decreasing 1.0%                               years(/4/)
         annually to 0.0%
----------------------------------------------------------------------------------------
   C    1.0% CDSC for one year        0.25%       0.55%                  No
----------------------------------------------------------------------------------------
   D    Maximum 4.00% initial         0.25%         No                   No
         sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares --Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, may be subject to a 1.0% CDSC for one year. A .75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of a Portfolio are exchanged for Class B shares of another Portfolio or MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

Class A: Class A shares of a Portfolio incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25% for the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and 4.00% for the Quality Bond and U.S. Government Securities Portfolios, which is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."

Class B: Class B shares of a Portfolio do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% of the Portfolio's average net assets attributable to Class B shares, an ongoing distribution fee of 0.75% of average net assets attributable to Class B shares for the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and 0.50% of average net assets attributable to Class B shares for the Quality Bond and U.S. Government Securities Portfolios, and a CDSC if they are redeemed within four years of purchase. Class B shares of a Portfolio will convert automatically into Class D shares of the same Portfolio approximately eight years after issuance in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and approximately ten years after issuance in the case of the Quality Bond and U.S. Government Securities Portfolios. Class D shares are subject to an account maintenance fee but no distribution fee. If Class B shares of a Portfolio are exchanged for Class B shares of another Portfolio or MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares will also convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, are modified as described under "Purchase of Shares --Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

Class C: Class C shares of a Portfolio do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% of the Portfolio's average net assets attributable to Class C shares and an ongoing distribution fee of 0.75% of the Portfolio's average net assets attributable to Class C shares in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios or 0.55% of the Portfolio's average net assets attributable to Class C shares in the case of the Quality Bond and U.S. Government Securities Portfolios. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Program's Board of Directors and regulatory limitations.

Class D: Class D shares of a Portfolio incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Portfolio's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares for each Portfolio is the same as the schedule for Class A shares of that Portfolio, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares -- Initial Sales Charge Alternatives --Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares, or may exceed the initial sales charge plus the accumulated ongoing account maintenance fee on Class D shares. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares of a Portfolio will be converted into Class D shares of the same Portfolio after a conversion period of approximately eight years for the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios or ten years for the Quality Bond and U.S. Government Securities Portfolios, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares --Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the tables below have been audited in conjunction with the annual audits of the financial statements of the Program by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for each of the Portfolios for the fiscal year ended January 31, 1997 are included in the Statement of Additional Information. Further information about the performance of the Program is contained in the Program's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Program at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Program's audited financial statements.

                                         FUNDAMENTAL VALUE PORTFOLIO*
                          ------------------------------------------------------------------------
                             CLASS A            CLASS B            CLASS C            CLASS D
                          ---------------   -----------------   ----------------   ---------------
                                        FOR THE YEAR ENDED JANUARY 31,
                          ------------------------------------------------------------------------
                           1997    1996+     1997      1996+     1997     1996+     1997    1996+
                          ------   ------   -------   -------   -------   ------   ------   ------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $11.67   $10.00   $ 11.55    $10.00   $ 11.55   $10.00   $11.65   $10.00
                          ------   ------   -------   -------   -------   ------   ------   ------
Investment income
 (loss)--net............    (.01)     .25      (.15)     (.07)     (.15)    (.09)    (.04)     .03
Realized and unrealized
 gain on investments and
 foreign currency
 transactions--net......    2.70     1.76      2.65      1.96      2.66     1.98     2.68     1.96
                          ------   ------   -------   -------   -------   ------   ------   ------
Total from investment
 operations.............    2.69     2.01      2.50      1.89      2.51     1.89     2.64     1.99
                          ------   ------   -------   -------   -------   ------   ------   ------
Less distributions:
  Realized gain on in-
   vestments--net.......    (.78)    (.20)     (.66)     (.20)     (.67)    (.20)    (.75)    (.20)
  In excess of realized
   gain on investments--
   net..................     --      (.11)      --       (.11)      --      (.11)     --      (.11)
  Return of capital--
   net..................     --      (.03)      --       (.03)      --      (.03)     --      (.03)
                          ------   ------   -------   -------   -------   ------   ------   ------
Total distributions.....    (.78)    (.34)     (.66)     (.34)     (.67)    (.34)    (.75)    (.34)
                          ------   ------   -------   -------   -------   ------   ------   ------
Net asset value, end of
 period.................  $13.58   $11.67   $ 13.39   $ 11.55   $ 13.39   $11.55   $13.54   $11.65
                          ======   ======   =======   =======   =======   ======   ======   ======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............   23.20%   20.10%#   21.79%    18.89%#   21.82%   18.89%#  22.82%   19.90%#
                          ======   ======   =======   =======   =======   ======   ======   ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of reim-
 bursement..............    2.03%    1.54%     3.11%     3.29%     3.15%    3.38%    2.27%    2.45%
                          ======   ======   =======   =======   =======   ======   ======   ======
Expenses................    2.03%    2.00%     3.11%     3.39%     3.15%    3.46%    2.27%    2.56%
                          ======   ======   =======   =======   =======   ======   ======   ======
Investment income
 (loss)--net............    (.07)%   1.99%    (1.15)%   (.61)%    (1.19)%  (.75)%    (.31)%    .24%
                          ======   ======   =======   =======   =======   ======   ======   ======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $  209   $  121   $34,828   $20,989   $15,022   $7,990   $4,180   $2,471
                          ======   ======   =======   =======   =======   ======   ======   ======
Portfolio turnover......   80.60%   51.37%    80.60%    51.37%    80.60%   51.37%   80.60%   51.37%
                          ======   ======   =======   =======   =======   ======   ======   ======
Average Commission Rate
 Paid++.................  $.0539      --    $ .0539       --    $ .0539      --    $.0539      --
                          ======   ======   =======   =======   =======   ======   ======   ======

--------
 * Based on average shares outstanding during the period.
** Total investment returns exclude the effect of sales loads.

 + The Program commenced operations on February 1, 1995.

++ For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversion may significantly affect the rate shown.

# Aggregate total investment return.

                                          QUALITY BOND PORTFOLIO*
                          -----------------------------------------------------------------
                             CLASS A          CLASS B          CLASS C          CLASS D
                          --------------   --------------   --------------   --------------
                                      FOR THE YEAR ENDED JANUARY 31,
                          -----------------------------------------------------------------
                           1997   1996+     1997   1996+     1997   1996+     1997   1996+
                          ------  ------   ------  ------   ------  ------   ------  ------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $10.27  $10.00   $10.27  $10.00   $10.27  $10.00   $10.27  $10.00
                          ------  ------   ------  ------   ------  ------   ------  ------
Investment income--net..     .68     .62      .59     .54      .58     .53      .65     .60
Realized and unrealized
 gain (loss) on
 investments--net.......    (.44)    .27     (.44)    .27     (.44)    .27     (.44)    .27
                          ------  ------   ------  ------   ------  ------   ------  ------
Total from investment
 operations.............     .24     .89      .15     .81      .14     .80      .21     .87
                          ------  ------   ------  ------   ------  ------   ------  ------
Less dividends and
 distributions:
 Investment income--net.    (.68)   (.62)    (.59)   (.54)    (.58)   (.53)    (.65)   (.60)
 In excess of realized
  gain on
  investments--net......    (.04)    --      (.04)    --      (.04)    --      (.04)    --
                          ------  ------   ------  ------   ------  ------   ------  ------
Total dividends and dis-
 tributions.............    (.72)   (.62)    (.63)   (.54)    (.62)   (.53)    (.69)   (.60)
                          ------  ------   ------  ------   ------  ------   ------  ------
Net asset value, end of
 period.................  $ 9.79  $10.27   $ 9.79  $10.27   $ 9.79  $10.27   $ 9.79  $10.27
                          ======  ======   ======  ======   ======  ======   ======  ======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............    2.51%   9.26%#   1.62%   8.35%#   1.55%   8.27%#   2.25%   8.99%#
                          ======  ======   ======  ======   ======  ======   ======  ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of reim-
 bursement..............     .00%    .00%     .78%    .79%     .85%    .87%     .16%    .19%
                          ======  ======   ======  ======   ======  ======   ======  ======
Expenses................    3.23%   2.60%    4.08%   3.31%    4.15%   3.44%    3.47%   2.70%
                          ======  ======   ======  ======   ======  ======   ======  ======
Investment income--net..    6.85%   6.22%    6.00%   5.52%    5.93%   5.46%    6.62%   6.11%
                          ======  ======   ======  ======   ======  ======   ======  ======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $2,254  $2,196   $4,824  $3,049   $1,885  $1,123   $  452  $  221
                          ======  ======   ======  ======   ======  ======   ======  ======
Portfolio turnover......   91.10%  86.68%   91.10%  86.68%   91.10%  86.68%   91.10%  86.68%
                          ======  ======   ======  ======   ======  ======   ======  ======

--------

 * Based on average shares outstanding during the period.

** Total investment returns exclude the effect of sales loads.

 + The Program commenced operations on February 1, 1995.

# Aggregate total investment return.

                                    US GOVERNMENT SECURITIES PORTFOLIO*
                          -----------------------------------------------------------------
                             CLASS A          CLASS B          CLASS C          CLASS D
                          --------------   --------------   --------------   --------------
                                      FOR THE YEAR ENDED JANUARY 31,
                          -----------------------------------------------------------------
                           1997   1996+     1997   1996+     1997   1996+     1997   1996+
                          ------  ------   ------  ------   ------  ------   ------  ------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $10.48  $10.00   $10.48  $10.00   $10.47  $10.00   $10.48  $10.00
                          ------  ------   ------  ------   ------  ------   ------  ------
Investment income--net..     .69     .76      .60     .68      .59     .67      .66     .74
Realized and unrealized
 gain (loss) on
 investments--net.......    (.21)    .74     (.21)    .74     (.21)    .73     (.21)    .74
                          ------  ------   ------  ------   ------  ------   ------  ------
Total from investment
 operations.............     .48    1.50      .39    1.42      .38    1.40      .45    1.48
                          ------  ------   ------  ------   ------  ------   ------  ------
Less dividends and dis-
 tributions:
 Investment income--net.    (.69)   (.76)    (.60)   (.68)    (.59)   (.67)    (.66)   (.74)
 Realized gain on in-
  vestments--net........    (.07)   (.26)    (.07)   (.26)    (.07)   (.26)    (.07)   (.26)
                          ------  ------   ------  ------   ------  ------   ------  ------
Total dividends and dis-
 tributions.............    (.76)  (1.02)    (.67)   (.94)    (.66)   (.93)    (.73)  (1.00)
                          ------  ------   ------  ------   ------  ------   ------  ------
Net asset value, end of
 period.................  $10.20  $10.48   $10.20  $10.48   $10.19  $10.47   $10.20  $10.48
                          ======  ======   ======  ======   ======  ======   ======  ======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............    4.76%  15.47%#   3.90%  14.53%#   3.83%  14.36%#   4.49%  15.13%#
                          ======  ======   ======  ======   ======  ======   ======  ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of reim-
 bursement..............     .00%    .00%     .78%    .81%     .85%    .86%     .21%    .22%
                          ======  ======   ======  ======   ======  ======   ======  ======
Expenses................    2.92%   2.54%    3.72%   3.35%    3.78%   3.41%    3.14%   2.77%
                          ======  ======   ======  ======   ======  ======   ======  ======
Investment income--net..    6.69%   7.30%    5.85%   6.28%    5.78%   6.21%    6.42%   6.90%
                          ======  ======   ======  ======   ======  ======   ======  ======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $4,486  $5,463   $4,514  $3,043   $1,757  $1,089     $313  $  182
                          ======  ======   ======  ======   ======  ======   ======  ======
Portfolio turnover......   27.32% 113.05%   27.32% 113.05%   27.32% 113.05%   27.32% 113.05%
                          ======  ======   ======  ======   ======  ======   ======  ======

--------

 * Based on average shares outstanding during the period.

** Total investment returns exclude the effect of sales loads.

 + The Program commenced operations on February 1, 1995.

# Aggregate total investment return.

                                         GLOBAL OPPORTUNITY PORTFOLIO*
                          -----------------------------------------------------------------------
                             CLASS A           CLASS B            CLASS C            CLASS D
                          --------------   -----------------   ----------------   ---------------
                                        FOR THE YEAR ENDED JANUARY 31,
                          -----------------------------------------------------------------------
                           1997   1996+     1997      1996+     1997     1996+     1997    1996+
                          ------  ------   -------   -------   -------   ------   -------  ------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $10.82  $10.00   $ 10.76   $ 10.00   $ 10.75   $10.00   $ 10.80  $10.00
                          ------  ------   -------   -------   -------   ------   -------  ------
Investment income
 (loss)--net............     .15     .34      (.04)      .13      (.05)     .12       .05     .22
Realized and unrealized
 gain on investments and
 foreign currency
 transactions--net......    1.21     .77      1.29       .85      1.29      .85      1.29     .85
                          ------  ------   -------   -------   -------   ------   -------  ------
Total from investment
 operations.............    1.36    1.11      1.25       .98      1.24      .97      1.34    1.07
                          ------  ------   -------   -------   -------   ------   -------  ------
Less dividends and dis-
 tributions:
 Investment income--net.     --     (.20)      --       (.15)      --      (.15)      --     (.18)
 In excess of investment
  income on
  investments--net......    (.13)   (.06)     (.03)     (.04)     (.03)    (.04)     (.10)   (.06)
 Realized gain on
  investments--net......    (.12)    --       (.12)      --       (.12)     --       (.12)    --
 In excess of realized
  gain on investments--
  net...................     --     (.03)      --       (.03)      --      (.03)      --     (.03)
                          ------  ------   -------   -------   -------   ------   -------  ------
Total dividends and
 distributions..........    (.25)   (.29)     (.15)     (.22)     (.15)    (.22)     (.22)   (.27)
                          ------  ------   -------   -------   -------   ------   -------  ------
Net asset value, end of
 period.................  $11.93  $10.82   $ 11.86   $ 10.76   $ 11.84   $10.75   $ 11.92  $10.80
                          ======  ======   =======   =======   =======   ======   =======  ======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............   12.68%  11.15%#   11.67%     9.89%#   11.61%    9.81%#   12.56%  10.80%#
                          ======  ======   =======   =======   =======   ======   =======  ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of reim-
 bursement..............    2.47%   2.01%     3.76%     3.50%     3.81%    3.58%     2.91%   2.67%
                          ======  ======   =======   =======   =======   ======   =======  ======
Expenses................    2.90%   2.32%     4.01%     3.61%     4.06%    3.65%     3.17%   2.77%
                          ======  ======   =======   =======   =======   ======   =======  ======
Investment income
 (loss)--net............    1.83%   2.92%     (.39)%    1.20%     (.46)%   1.07%      .48%   2.00%
                          ======  ======   =======   =======   =======   ======   =======  ======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $  129  $3,025   $30,469   $16,117   $10,659   $4,770   $ 2,596  $1,513
                          ======  ======   =======   =======   =======   ======   =======  ======
Portfolio turnover......  125.68%  83.14%   125.68%    83.14%   125.68%   83.14%   125.68%  83.14%
                          ======  ======   =======   =======   =======   ======   =======  ======
Average Commission Rate
 Paid++.................  $.0170     --    $ .0170       --    $ .0170      --    $ .0170     --
                          ======  ======   =======   =======   =======   ======   =======  ======

--------
 * Based on average shares outstanding during the period.
** Total investment returns exclude the effect of sales loads.

 + The Program commenced operations on February 1, 1995.

++ For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversion may significantly affect the rate shown.

# Aggregate total investment return.

                                  GROWTH OPPORTUNITY PORTFOLIO*
                         --------------------------------------------------------------
                         CLASS A    CLASS B     CLASS C     CLASS D
                         -------    -------     -------     -------
                           FOR THE PERIOD FEBRUARY 2,
                            1996+ TO JANUARY 31, 1997
                         ------------------------------------------
 Increase (Decrease) in
  Net Asset Value:
 PER SHARE OPERATING
  PERFORMANCE:
 Net asset value, begin-
  ning of period........ $ 10.00    $ 10.00      $10.00      $10.00
                         -------    -------     -------     -------
 Investment income
  (loss)--net...........     .03       (.21)       (.22)       (.11)
 Realized and unrealized
  gain on investments
  and foreign currency
  transactions--net.....    1.76       1.89        1.89        1.89
                         -------    -------     -------     -------
 Total from investment
  operations............    1.79       1.68        1.67        1.78
                         -------    -------     -------     -------
 Net asset value, end of
  period................ $ 11.79    $ 11.68     $ 11.67     $ 11.78
                         =======    =======     =======     =======
 TOTAL INVESTMENT RE-
  TURN:**
 Based on net asset
  value per share.......   17.90%#    16.80%#     16.70%#     17.80%#
                         =======    =======     =======     =======
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses, net of reim-
  bursement.............    2.44%##    3.84%##     3.88%##     2.94%##
                         =======    =======     =======     =======
 Expenses...............    3.08%##    4.00%##     4.05%##     3.13%##
                         =======    =======     =======     =======
 Investment income
  (loss) --net..........     .23%##   (1.93)%##   (1.98)%##   (1.00)%##
                         =======    =======     =======     =======
 SUPPLEMENTAL DATA:
 Net assets, end of pe-
  riod (in thousands)... $    58    $ 9,816     $ 4,649     $   819
                         =======    =======     =======     =======
 Portfolio turnover.....   51.63%     51.63%      51.63%      51.63%
                         =======    =======     =======     =======
 Average Commission Rate
  Paid++................ $ .0626    $ .0626     $ .0626     $ .0626
                         =======    =======     =======     =======

--------

 * Based on average shares outstanding during the period.

** Total investment returns exclude the effect of sales loads.

 + Commencement of operations.

++ For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversion may significantly affect the rate shown.

 # Aggregate total investment return.

## Annualized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investment in Fixed Income Securities. All of the Portfolios are authorized to invest in fixed income securities. To the extent a portfolio invests in fixed income securities, the net asset value of its shares will be affected by changes in the general level of interest rates. Typically, when interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise typically the value of a portfolio of fixed income securities can be expected to decline. See "Other Investment Policies and Practices of the Portfolios--Investments in Debt Securities."

  Investments in Foreign Securities. The Fundamental Value Portfolio may invest up to 30% of its total assets, the Growth Opportunity Portfolio may invest up to 20% of its total assets and the Global Opportunity Portfolio may invest without limitation, in the securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios' assets denominated in those currencies and the corresponding Portfolio's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. Foreign financial markets, while growing in volume, generally have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fundamental Value, Global Opportunity or Growth Opportunity Portfolios are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of securities in a Portfolio due to settlement problems could result either in losses to that Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities generally are higher than costs associated with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The operating expense ratios of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios can be expected to be higher than those of an investment company investing exclusively in U.S. securities because the expenses of each Portfolio, such as custodial costs, may be higher.

  Dividends and interest received by the Global Opportunity Portfolio and, to a lesser extent, the Fundamental Value and Growth Opportunity Portfolios, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Where their participation in such Portfolios is in an IRA, shareholders will generally not be able to credit or deduct such taxes in computing their taxable incomes. See "Taxes."

  International Investing in Countries with Smaller Capital Markets. The risks associated with investments in foreign securities discussed above are often heightened for investments in small capital markets.

  There may be less publicly available information about an issuer in a smaller capital market than would be available about a U.S. company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

  Smaller capital markets, while often growing in trading volume, typically have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Portfolio's incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

  As a result, management of the Program may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Portfolios may invest in countries in which foreign investors, including management of the Program, have had no or limited prior experience.

  Investments in Lower Rated Securities. The Global Opportunity Portfolio has established no rating criteria for the fixed income securities in which it may invest. Securities rated in the medium to lower rating categories of nationally recognized rating agencies (commonly referred to as "junk bonds") are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase securities that are in default. See "Other Investment Policies and Practices of the Portfolios--Investments in Debt Securities."

  Derivative Investments. In order to seek to enhance income or to hedge various portfolio positions, including to hedge against price movements in markets in which the Portfolios anticipate increasing their exposure, the Portfolios may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Program has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Portfolios to the risks associated with changes in the particular indexes, which may include reduced or eliminated interest payments and losses of invested principal. An investment in derivative instruments for the purpose of enhancing income may have certain speculative characteristics and may increase a Portfolio's volatility. For a further discussion of the risks associated with these investments, see "Other Investment Policies and Practices of the Portfolios -- Indexed and Inverse Securities" "--Portfolio Strategies Involving Options and Futures" and Appendix A--"Options and Futures Transactions." Management of the Program believes the above investments are appropriate for the Portfolios.

  Non-Diversified Status. The Growth Opportunity Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Portfolio is not limited by the Investment Company Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Portfolio, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Investment Objectives and Policies--Growth Opportunity Portfolio" and "Additional Information--Taxes."

                       INVESTMENT OBJECTIVES AND POLICIES

  The Program consists of five separate Portfolios: the Fundamental Value Portfolio, the Quality Bond Portfolio, the U.S. Government Securities Portfolio, the Global Opportunity Portfolio and the Growth Opportunity Portfolio, each with its own separate investment objectives. Each of the Portfolios pursues its investment objectives through separate investment policies. Set forth below are the specific investment objectives and policies of each Portfolio, followed by a description of general investment policies applicable to some or all of the Portfolios. Management of the Program believes that all of the Portfolios' investments will be appropriate for the retirement plans, CBA(R) and CMA (R) accounts for which the Program is designed.

FUNDAMENTAL VALUE PORTFOLIO

  The Fundamental Value Portfolio seeks capital appreciation and, secondarily, income by investing in securities, with at least 65% of the Portfolio's assets being invested in equities. These objectives are fundamental policies of the Fundamental Value Portfolio and may not be changed without the approval of a majority of the Portfolio's outstanding voting securities. The Portfolio seeks special opportunities in securities that the Investment Adviser believes are undervalued and therefore represent investment value, including securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price-earnings ratio. There can be no assurance that the objectives of the Fundamental Value Portfolio will be achieved.

  Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Fundamental Value Portfolio also may invest in preferred stocks and non-convertible debt securities. The Portfolio may invest up to 30% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

  See "Other Investment Policies and Practices of the Portfolios" below for additional investment policies applicable to the Fundamental Value Portfolio.

QUALITY BOND PORTFOLIO

  The Quality Bond Portfolio seeks a high level of current income and, secondarily, capital appreciation through investment in a diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations. The Portfolio will invest primarily in securities rated in the top three rating categories (typically "A" or better) of a nationally recognized rating agency such as Moody's, S&P or Fitch, or in securities that possess, in the judgment of the Investment Adviser, similar credit characteristics. This objective is a fundamental policy of the Quality Bond Portfolio and may not be changed without the approval of a majority of the Portfolio's outstanding voting securities. The credit risk of the Portfolio should be minimized by the quality of the bonds in which it will invest, but the long maturities that typically provide the best yields will subject the Portfolio to possible substantial price changes resulting from market yield fluctuations. Portfolio management strategy will attempt to mitigate adverse price changes and optimize favorable price changes through active trading that shifts the maturity and/or quality structure of the Portfolio within the overall investment guidelines. There can be no assurance that the objectives of the Quality Bond Portfolio will be achieved.

  The Quality Bond Portfolio may continue to hold securities which, after being purchased by the Portfolio, are downgraded to a rating below the top three rating categories of a nationally recognized rating agency as well as any unrated securities which, in the Investment Adviser's judgment, have suffered a similar decline in quality.

  The securities in the Quality Bond Portfolio will be varied from time to time depending upon the judgment of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed income securities. The Portfolio anticipates that under normal circumstances more than 90% of the assets of the Portfolio will be invested in fixed income securities, including convertible and nonconvertible debt securities and preferred stock. In addition, as a matter of operating policy, at least 65% of the assets of the Portfolio will under normal circumstances be invested in corporate bonds. The remaining assets of the Portfolio may be held in cash or, as described herein, may be used in connection with hedging transactions in futures contracts, related options, and options on debt securities, or in connection with non-hedging transactions in options on debt securities. The Portfolio does not intend to invest in common stocks, rights or other equity securities. Transactions in options on debt securities for non-hedging purposes may have certain speculative characteristics.

  See "Other Investment Policies and Practices of the Portfolios" below for additional investment policies applicable to the Quality Bond Portfolio.

U.S. GOVERNMENT SECURITIES PORTFOLIO

  The U.S. Government Securities Portfolio seeks a high current return through investments in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. This investment objective is a fundamental policy of the Portfolio which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities. There can be no assurance that the objectives of the U.S. Government Securities Portfolio will be achieved.

  The securities in which the U.S. Government Securities Portfolio may invest are marketable securities issued or guaranteed by the U.S. Government, by various agencies of the U.S. Government and by various instrumentalities which have been established or sponsored by the U.S. Government ("U.S. Government securities"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of GNMA and the Federal Housing Administration ("FHA"), are issued or guaranteed by the U.S. Government and supported by the full faith and credit of the United States. Other U.S. Government securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States but involve sponsorship or guarantees by Government agencies or enterprises. The guarantee by Federal agencies or government-sponsored enterprises of their securities does not extend to the Program's shares. These obligations include securities that are supported by the right of the issuer to borrow from the Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by these instrumentalities where the Portfolio is satisfied that the credit risk with respect to the issuers is minimal. In addition, the Portfolio may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the "World Bank").

  The Portfolio has authority to invest in all U.S. Government securities. It is anticipated that under certain circumstances as described below, a significant portion of its portfolio of U.S. Government securities may consist of GNMA mortgaged-backed certificates ("GNMA Certificates") and other U.S. Government securities representing ownership interests in mortgage pools.

  The Investment Adviser will effect portfolio transactions without regard to any holding period if, in its judgment, such transactions are advisable in light of a change in general market, economic or financial conditions. While the Portfolio anticipates that its annual turnover rate should not exceed 400% under normal conditions, it is impossible to predict portfolio turnover rates. A high portfolio turnover rate involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Portfolio. Such turnover also has certain tax consequences for the Portfolio.

  See "Other Investment Policies and Practices of the Portfolios" below for additional investment policies applicable to the U.S. Government Securities Portfolio.

GLOBAL OPPORTUNITY PORTFOLIO

  The Global Opportunity Portfolio seeks a high total investment return through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time, both with respect to types of securities and markets, in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. This objective is a fundamental policy of the Global Opportunity Portfolio and may not be changed without the approval of a majority of the Portfolio's outstanding voting securities. There can be no assurance that the objectives of the Global Opportunity Portfolio will be achieved.

  The Global Opportunity Portfolio will invest in a portfolio of U.S. and foreign equity, debt and money market securities. The composition of the portfolio among these securities and markets will be varied from time to time by the Investment Adviser in response to changing market and economic trends. This fully managed investment approach provides the Portfolio with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets. For example, at times the Portfolio may emphasize investments in equity securities in anticipation of significant advances in stock markets and at times may emphasize debt securities in anticipation of significant declines in interest rates. Similarly, the Portfolio may emphasize foreign markets in its security selection when such markets are expected to outperform, in U.S. dollar terms, the U.S. markets. The Portfolio will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets to a greater extent than other investment opportunities.

  In determining the allocation of assets among capital markets, the Investment Adviser will consider, among other factors, the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating among equity, debt and money market securities within each market, the Investment Adviser also will consider the relative opportunity for capital appreciation of equity and debt securities, dividend yields, and the level of interest rates paid on debt securities of various maturities.

  While there are no prescribed limits on the geographical allocation of the Portfolio's assets, the Investment Adviser anticipates that it will invest primarily in the securities of corporate and governmental issuers domiciled or located in the U.S., Canada, Western Europe and the Far East. In addition, the Investment Adviser anticipates that a portion of the Portfolio's assets normally will be invested in the U.S. securities markets and the other major capital markets. Under normal conditions, the Portfolio's investments will be denominated in at least three currencies or multinational currency units. However, the Portfolio reserves the right to invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations when market conditions warrant.

  Similarly, there are no prescribed limits on the allocation of the Portfolio's assets among equity, debt and money market securities. Therefore, at any given time, the Portfolio's assets may be primarily invested in either equity, debt or money market securities or in any combination thereof. However, the Investment Adviser anticipates that the Portfolio's holdings generally will include both equity and debt securities.

  The Global Opportunity Portfolio may invest up to 34% of the Portfolio's assets in debt securities rated below "investment grade" (i.e., Ba or lower by Moody's or BB or lower by S&P or Fitch) or which possess, in the judgment of the Investment Adviser, similar credit characteristics. Investment in debt securities rated in the medium to lower rating categories of a nationally recognized rating agency or in unrated securities of comparable quality involve special risks which are described more fully below under "Other Investment Policies and Practices of the Portfolios--Investments in Debt Securities-- Credit Quality."

  See "Other Investment Policies and Practices of the Portfolios" below for additional investment policies applicable to the Global Opportunity Portfolio.

GROWTH OPPORTUNITY PORTFOLIO

  The Growth Opportunity Portfolio seeks long-term growth of capital. The Portfolio will seek to achieve its investment objective by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings. The investment objective of the Portfolio set forth in the first sentence of this paragraph is a fundamental policy of the Portfolio which may not be changed without approval of a majority of the Portfolio's outstanding voting securities.

  The Portfolio will give particular emphasis to companies which possess above-average growth rates in earnings, resulting from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Management of the Portfolio believes that companies which possess above-average earnings growth frequently provide the prospect of above-average stock market returns, although such companies tend to have higher relative stock market valuations. Emphasis also will be given to companies having medium to large stock market capitalizations ($500 million or more).

  Investment emphasis will be on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks. The Portfolio also may invest in nonconvertible preferred stocks and debt securities during temporary periods as market or economic conditions may warrant. Up to 5% of the Portfolio's total assets may be invested in debt securities rated below investment grade (i.e., Ba or lower by Moody's or BB or lower by S&P or Fitch), or which possess, in the judgment of the Investment Adviser, similar credit characteristics. See "Other Investment Policies and Practices of the Portfolios--Investments in Debt Securities--Credit Quality."

  The Portfolio may invest up to 20% of its total assets in equity securities of foreign issuers with the foregoing characteristics. Except as otherwise set forth herein, there are no prescribed limits on the geographical allocation of the Portfolio's assets. (Purchases of American Depositary Receipts ("ADRs"), however, will not be subject to this restriction.) The Portfolio may invest in securities of foreign issuers in the form of ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

  The Growth Opportunity Portfolio is classified as non-diversified within the meaning of the Investment Company Act, which means that the Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Code. See "Additional Information--Taxes". To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's net asset value may fluctuate to a greater extent than that of the other Portfolios or of another diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  For purposes of the diversification requirements set forth above with respect to regulated investment companies, and to the extent required by the Commission, the Portfolio, as a non-fundamental policy, will consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

  See "Other Investment Policies and Practices of the Portfolios" below for additional investment policies applicable to the Growth Opportunity Portfolio.

           OTHER INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS

  Set forth below are additional investment policies applicable to some or all of the Portfolios.

INVESTMENTS IN EQUITY SECURITIES

  The Fundamental Value Portfolio will invest primarily (at least 65% of the Portfolio's net assets) in equity securities. The Growth Opportunity Portfolio will also, except during temporary periods as market or economic conditions may warrant, maintain at least 65% of its total assets invested in equity securities. A significant portion of the Global Opportunity Portfolio also may be invested in equity securities. In purchasing equity securities for these Portfolios, the Investment Adviser will seek to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity investments.

These Portfolios generally will seek to invest in securities the Investment Adviser believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price-earnings ratios computed with respect to the relevant stock market averages. A Portfolio also may consider as undervalued securities selling at a discount from their historic price-to-book value or price-earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Portfolios may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Investment Adviser will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets.

  Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

  There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments.

INVESTMENTS IN DEBT SECURITIES

  The Quality Bond and U.S. Government Securities Portfolios will invest primarily in debt securities. A significant portion of the Global Opportunity Portfolio also may be invested in debt securities. The Growth Opportunity Portfolio may also invest up to 5% of its total assets in debt securities. The average maturity of a Portfolio's holdings of debt securities will vary based on the Investment Adviser's assessment of pertinent economic and market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

  The debt securities in which these Portfolios may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and debt obligations issued by U.S. corporations. Such securities may include mortgage-backed securities issued or guaranteed by U.S. governmental entities or by private issuers. In addition, the Fundamental Value and Global Opportunity Portfolios may invest in debt securities issued by foreign corporations or issued or guaranteed by foreign governments (including foreign states, provinces and municipalities), by agencies and instrumentalities thereof or by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities") such as the World Bank.

  GNMA Certificates and Other Mortgage-Backed Government Securities. The U.S. Government Securities and Global Opportunity Portfolios may invest in GNMA Certificates and other mortgage-backed government securities. GNMA Certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the Certificate. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each Certificate evidences an interest in a specific pool of mortgage loans insured by the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.

  The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest. In addition, GNMA offers a pass-through security backed by adjustable-rate mortgages. As prepayment rates vary widely, it is not possible to predict accurately the average life of a particular pool. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the certificate.

  In addition to GNMA Certificates, the U.S. Government Securities and Global Opportunity Portfolios may invest in mortgage-backed securities issued by FNMA and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities representing an interest in a pool of FHLMC participation certificates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  Mortgage-backed U.S. Government securities typically provide a higher potential for current income than other types of U.S. Government securities; however, U.S. Treasury bills, notes and bonds typically provide a higher potential for capital appreciation than mortgage-backed securities.

  Payments of principal of and interest on mortgage-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage-backed securities may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns of the Portfolio.

  Stripped Mortgage-Backed Securities. The U.S. Government Securities and Global Opportunity Portfolios may invest in stripped mortgage-backed securities ("SMBSs") issued by agencies or instrumentalities of the United States. SMBSs are derivative multiclass mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or "PO" class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or "IO" class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Portfolio may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Portfolios generally will purchase IOs only as a component of so-called "synthetic" securities. This means that purchases of IOs will be matched with certain purchases of other securities such as inverse floating rate collateralized mortgage obligations ("CMOs") or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Portfolio because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. IOs and POs of SMBSs are considered by the staff of the Commission to be illiquid securities and, consequently, as long as the staff maintains this position, the Portfolio will not invest in IOs or POs in an amount which, taken together with the Portfolio's other investments in illiquid securities, exceeds 15% (10% to the extent required by certain state laws) of the Portfolio's total assets.

  Foreign Debt Securities. The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Global Opportunity Portfolio will invest in foreign government securities of issuers considered stable by the Investment Adviser. The Investment Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

  Portfolio Maturity. Neither the U.S. Government Securities Portfolio nor the portion of the Global Opportunity or Growth Opportunity Portfolios invested in debt securities is limited as to the maturities of its portfolio investments. The Investment Adviser may adjust the average maturity of a Portfolio's investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the Portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

  Credit Quality. The Quality Bond Portfolio will invest primarily in securities rated in the top three (typically A or better) rating categories of a nationally recognized rating agency such as Moody's, S&P or Fitch, or in securities that possess, in the judgment of the Investment Adviser, similar credit characteristics.

  The Investment Adviser considers the ratings assigned by nationally recognized rating agencies as one of several factors in its independent credit analysis of issuers. If a debt security in the Quality Bond Portfolio is downgraded below A the Investment Adviser will consider factors such as price, credit risk, market conditions and interest rates and will sell such security only if, in the Investment Adviser's judgment, it is advantageous to do so.

  The Global Opportunity Portfolio is authorized to invest without limitation and the Growth Opportunity Portfolio is authorized to invest up to 5% of its total assets in fixed income securities rated below Ba by Moody's or BB by S&P or Fitch or in unrated securities which, in the Investment Adviser's judgment, possess similar credit characteristics ("high yield bonds"). The Program's Board of Directors has adopted a policy that the Global Opportunity Portfolio will not invest more than 34% of its assets in obligations rated by a nationally recognized rating agency below investment grade, or in obligations deemed by the Investment Adviser to possess similar credit characteristics. Investment in high yield bonds (which are sometimes referred to as "junk" bonds) involves substantial risk. Investments in high yield bonds will be made only when, in the judgment of the Investment Adviser, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by S&P or Fitch or Ba or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Global Opportunity and Growth Opportunity Portfolios will not invest in debt securities in the lowest rating categories (CC or lower for S&P or Fitch or Ca or lower for Moody's) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. See Appendix B-- "Ratings of Corporate Debt Securities" for additional information regarding high yield bonds.

  High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior security holders. While the high yield bonds in which the Portfolios may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Portfolios purchase a particular security, in which case the Portfolios may experience losses and incur costs.

  High yield bonds tend to be more volatile than higher rated fixed income securities so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher rated fixed income securities. Like higher rated fixed income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Portfolio receives for its high yield bonds to be reduced, or the Portfolios may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Portfolios' securities than in the case of securities trading in a more liquid market.

INVESTMENTS IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES

  The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may invest in securities denominated in currencies other than the U.S. dollar. In selecting securities denominated in foreign currencies, the Investment Adviser will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Portfolio of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Investment Adviser may seek to hedge all or a portion of a Portfolio's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon or derivative securities. See "Indexed and Inverse Securities" and "Portfolio Strategies Involving Options and Futures" below and Appendix A -- "Options and Futures Transactions."

INVESTMENTS IN MONEY MARKET SECURITIES

  The Global Opportunity Portfolio may invest a significant portion of its assets in short-term, high quality debt instruments. In addition, for temporary or defensive purposes or in anticipation of redemptions, each of the Portfolios is authorized to invest up to 100% of its assets in such money market instruments, including obligations of or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized rating agency or other fixed income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations). Except during extraordinary periods, the Growth Opportunity Portfolio would not expect that such securities or cash held for redemptions would exceed 20% of its total assets.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED DELIVERY TRANSACTIONS

  Each Portfolio may purchase securities on a when-issued or forward commitment basis and may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Portfolio at the time of entering into the transaction. Although none of the Portfolios has established limits on the percentage of its assets that may be committed in connection with such transactions, each Portfolio will maintain with the Program's custodian a segregated account of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of the Portfolio's commitment in connection with such purchase transactions.

STANDBY COMMITMENT AGREEMENTS

  Each Portfolio may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which typically is approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. None of the Portfolios will enter into a standby commitment with a remaining term in excess of 45 days, and each Portfolio will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Portfolio will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and, if issued, the value of the security on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the related Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

REPURCHASE AGREEMENTS AND PURCHASE AND SALE CONTRACTS

  Each Portfolio may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Portfolio does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

  A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Portfolio. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Portfolio would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Portfolio may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Portfolio's other illiquid investments, would exceed 15% of the Portfolio's total assets.

INDEXED AND INVERSE SECURITIES

  The Portfolios may invest in securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Portfolios may invest in a security that pays interest and returns principal based on the change in an index of interest rates or of the value of a precious or industrial metal. Interest and principal payable on a security may also be based on relative changes among particular indexes. In addition, the Portfolios may invest in securities whose potential investment return is inversely based on the change in particular indexes. For example, the Portfolios may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Portfolios invest in such types of securities, they will be subject to the risks associated with changes in the particular indexes, which may include reduced or eliminated interest payments and losses of invested principal. Indexed and inverse securities are currently issued by a number of U.S. governmental agencies such as FHLMC and FNMA, as well as a number of other financial institutions. To the extent the Portfolios invest in such instruments, under current market conditions, they most likely will purchase indexed and inverse securities issued by the above-mentioned U.S. governmental agencies.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Portfolios believe that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Portfolios to seek potential investment return, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

LENDING OF PORTFOLIO SECURITIES

  Each Portfolio may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy of each Portfolio, and it may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act. During the period of such a loan, the Portfolio receives the income on the loaned securities and receives compensation for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, a Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  Each Portfolio may engage in various portfolio strategies to seek to increase its return through the use of listed or over-the-counter ("OTC") options on its portfolio securities and to hedge its portfolio against adverse movements in the markets in which it invests. Each Portfolio is authorized to write (i.e., sell) covered put and call options on its portfolio securities or securities in which it anticipates investing and purchase put and call options on securities. In addition, the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may engage in transactions in stock index options, stock index futures and related options on such futures and may deal in forward foreign exchange transactions and foreign currency options and futures and related options on such futures. The Quality Bond, U.S. Government Securities, Global Opportunity and Growth Opportunity Portfolios may engage in transactions in interest rate futures and related options on such futures. Each of these portfolio strategies is described in more detail in "Appendix A--Options and Futures Transactions" attached to this Prospectus and in the Statement of Additional Information. Although certain risks are involved in options and futures transactions (as discussed in the Appendix), the Investment Adviser believes that, because the Portfolios will (i) write only covered options on portfolio securities or securities in which they anticipate investing and (ii) engage in other options and futures transactions only for hedging purposes, the options and portfolio strategies of the Portfolios will not subject any Portfolio to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of shares of that Portfolio, each Portfolio's net asset value will fluctuate. There can be no assurance that any Portfolio's hedging transactions will be effective. Furthermore, each Portfolio will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity or debt markets, interest rates or currency exchange rates occur.

ILLIQUID SECURITIES

  Each Portfolio may invest up to 15% of its total assets in illiquid securities. Pursuant to that restriction, the Portfolios may not invest in securities that cannot readily be resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Board of Directors of the Program has not determined to be liquid pursuant to applicable law, if at the time of acquisition more than 15% of that Portfolio's total assets, taken at market value, would be invested in such securities. Securities subject to this restriction include repurchase agreements maturing in more than seven days and securities the disposition of which is subject to other legal restrictions, such as restrictions imposed by the Securities Act of 1933, as amended (the "Securities Act"), on the resale of securities acquired in certain private placements. If registration of these securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, a Portfolio may not be able to sell these restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

  Although not a fundamental policy, each Portfolio will include OTC options and securities underlying such options (to the extent provided under "Restrictions on OTC Options" in Appendix A hereto) in calculating the amount of its assets subject to the limitation on restricted securities. No Portfolio will change or modify this policy prior to the change or modification by the Commission staff of its positions regarding OTC options.

  Notwithstanding the above limitation, each Portfolio may purchase securities that are not registered under the Securities Act but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Program's Board of Directors, or the Investment Adviser pursuant to guidelines adopted by the Board, continuously determines, based on trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors, however, will retain oversight and is ultimately responsible for the liquidity determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities offered and sold under Rule 144A will develop, the Board of Directors will monitor carefully each Portfolio's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT RESTRICTIONS

  Each Portfolio's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among each Portfolio's fundamental policies, a Portfolio may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (excluding the U.S. Government and its agencies or instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, no Portfolio may borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as the redemption of Portfolio shares. No Portfolio will purchase securities while borrowings exceed 5% of its assets. None of the Portfolios has a present intention to borrow money in amounts exceeding 5% of its assets.

                           MANAGEMENT OF THE PROGRAM

BOARD OF DIRECTORS

  The Board of Directors of the Program consists of six individuals, five of whom are not "interested persons" of the Program as defined in the Investment Company Act. The Directors of the Program are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Program are:

  Arthur Zeikel*--President of the Investment Adviser and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Distributor.

  Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute; and Director of Kimco Realty Corporation.

  Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

  Robert S. Salomon, Jr.--Principal of STI Management (investment adviser).

  Melvin R. Seiden--Director of Silbanc Properties, Ltd. (real estate, investment and consulting).

  Stephen B. Swensrud--Chairman of Fernwood Associates (financial consultants).

--------
 * Interested person, as defined in the Investment Company Act, of the Program.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  MLAM acts as the investment adviser to the Program and provides each Portfolio with management and investment advisory services. The Investment Adviser is owned and controlled by ML&Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser or its affiliates act as investment adviser(s) for more than 140 registered investment companies and provide investment advisory services to individuals and institutions. As of April 30, 1997, the Investment Adviser and its affiliates had a total of approximately $244.2 billion in investment company and other portfolio assets under management.

  The investment advisory agreement with the Investment Adviser relating to each Portfolio (each an "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Program, the Investment Adviser is responsible for the actual management of that Portfolio and for the review of that Portfolio's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for each Portfolio, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Program and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under each Investment Advisory Agreement. The Investment Adviser has access to the total securities research, economic research and computer applications facilities of Merrill Lynch and makes extensive use of these facilities.

  Each Portfolio pays the Investment Adviser a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates:

                                          U.S.
      FUNDAMENTAL       QUALITY        GOVERNMENT         GLOBAL            GROWTH
         VALUE           BOND          SECURITIES       OPPORTUNITY       OPPORTUNITY
       PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO         PORTFOLIO
      -----------      ---------       ----------       -----------       -----------
         0.65%           0.50%           0.50%             0.75%             0.65%

  Each Investment Advisory Agreement obligates a Portfolio to pay certain expenses incurred in its operations and a portion of the Program's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of the size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Program and allocable on the basis of the size of the respective Portfolios. Accounting services are provided for the Portfolios by the Investment Adviser and the Portfolios reimburse the Investment Adviser for its costs in connection with such services.

  Set forth in the table below is information for each Portfolio pertaining to the Portfolio's investment advisory arrangements for the fiscal year ended January 31, 1997.

                                       BASED ON      PAYMENT TO
                                      AVERAGE NET    INVESTMENT        RATIO OF TOTAL EXPENSES, NET OF
                                       ASSETS OF     ADVISER FOR    REIMBURSEMENT, TO AVERAGE NET ASSETS
                          MANAGEMENT  APPROX. ($)    ACCOUNTING    ------------------------------------------------
PORTFOLIO(1)               FEE ($)   (IN MILLIONS) SERVICES ($)(1)  CLASS A      CLASS B      CLASS C      CLASS D
------------              ---------- ------------- --------------- ---------    ---------    ---------    ---------
Fundamental Value Port-
 folio..................   284,074       43.7          96,812            2.03%        3.11%        3.15%        2.27%
Quality Bond Portfolio..    40,461        8.0          20,217             .00          .78          .85          .16
U.S. Government Securi-
 ties Portfolio.........    52,827       10.5           4,466             .00          .78          .85          .21
Global Opportunity Port-
 folio..................   255,998       34.1          76,883            2.47         3.76         3.81         2.91
Growth Opportunity Port-
 folio..................    57,884        8.9          24,366            2.44         3.84         3.88         2.94

--------
(1) The Investment Adviser waived the payment of a portion of the fee for the period pursuant to state expense limitations and voluntarily waived the remainder of the fee and reimbursed the Portfolios for a portion of other expenses (excluding 12b-1 fees). The Investment Adviser may discontinue or reduce such waiver of fees and/or assumption of expenses at any time without notice.

  The Investment Adviser has also entered into sub-advisory agreements with respect to Fundamental Value Portfolio, Global Opportunity Portfolio and Growth Opportunity Portfolio with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), a wholly-owned, indirect subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Advisor pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to each Portfolio in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount that the Investment Adviser actually receives for providing services to each Portfolio pursuant to each Investment Advisory Agreement.

  Set forth below is information about the Portfolio Manager for each of the Program's Portfolios. The Portfolio Manager is the individual who is primarily responsible for the day to day management of the Portfolio.

  Fundamental Value Portfolio--Kevin M. Rendino. Mr. Rendino has served as a Vice President of the Investment Adviser since December 1993. Prior to that he was a Senior Research Analyst from 1990 to 1992 and a Corporate Analyst from 1988 to 1990.

  Quality Bond Portfolio--Jay C. Harbeck. Mr. Harbeck has served as a Vice President of the Investment Adviser since 1986 and as Portfolio Manager of the Investment Adviser since 1992.

  U.S. Government Securities Portfolio--Gregory Mark Maunz. Mr. Maunz has served as a Vice President of the Investment Adviser since 1985 and as Portfolio Manager of the Investment Adviser since 1984.

  Global Opportunity Portfolio--Thomas R. Robinson. Mr. Robinson has served as a Vice President of the Investment Adviser since 1995.

  Growth Opportunity Portfolio--Lawrence R. Fuller. Mr. Fuller has served as a Vice President of the Investment Adviser since 1992. From 1984 to 1992, Mr. Fuller served as a Senior Vice President and Director of Benefit Capital Management.

CODE OF ETHICS

  The Board of Directors of the Program has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Program within periods of trading by any Portfolio of the Program in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Program's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, each Portfolio pays the Transfer Agent a fee of up to $11.00 per Class A and Class D account and up to $14.00 per Class B and Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a wholly-owned subsidiary of ML&Co.

                                                                   TRANSFER
                                                               AGENCY FEE PAID
                                                              FOR THE YEAR ENDED
      PORTFOLIO                                                JANUARY 31, 1997
      ---------                                               ------------------
      Fundamental Value......................................      $242,300
      Quality Bond...........................................      $ 42,117
      U.S. Government Securities.............................      $ 25,551
      Global Opportunity.....................................      $209,106
      Growth Opportunity.....................................      $ 70,484

                              PURCHASE OF SHARES

  The Program offers shares solely to holders of IRAs for which Merrill Lynch acts as custodian, including individual retirement rollover accounts, SEP-IRAs, SRA-IRAs and to CBA(R) and CMA (R) accounts established pursuant to the Uniform Gifts to Minors Acts or the Uniform Transfers to Minors Acts (or similar state statutes).

CONTINUOUS OFFERING

  The Program currently is engaged in a continuous offering of the shares of each Portfolio. The shares of the Portfolios are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Portfolios may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. During the continuous offering of the shares of the Portfolios, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.

  The Program is offering shares of the Portfolios in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Portfolio next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the NYSE (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value as of 15 minutes after the close of business on the NYSE, on the day the orders are placed with the Distributor, provided the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE such orders shall be deemed received on the next business day. The Program or the Distributor may suspend the continuous offering of any Portfolio's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Program. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  Each Portfolio issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Portfolio with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 9.

  Shareholders considering transferring an IRA, CBA(R) account or CMA SubAccount SM in which Program shares are held from Merrill Lynch to another brokerage firm or financial institution should be aware that shares of the Portfolios may only be held in a Merrill Lynch custodied IRA or a CBA(R) account or CMA SubAccount SM established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or similar state statutes). Prior to any such transfer, a shareholder must either redeem the shares (paying any applicable CDSC), so that the cash proceeds can be transferred to the account at the new firm or exchange the shares for shares of another MLAM-advised mutual fund pursuant to the exchange privilege. It is possible, however, that the firm to which the account is to be transferred will not take delivery of shares of such fund, in which case the shareholder would have to redeem these shares (paying any applicable CDSC) so that the cash proceeds can be transferred or continue to maintain an IRA, CBA(R) account or CMA
SubAccount SM at Merrill Lynch for those shares.

  Cash balances of participants who elect to have such funds automatically invested in shares of a Portfolio will be invested as follows. Cash balances arising from the sale of securities held in the IRA account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Program and will be invested in shares of a Portfolio on the business day following the day that proceeds with respect thereto are received in the IRA account. Proceeds giving rise to cash balances from the sale of securities held in the IRA account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Program and will be invested in shares of a Portfolio on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the IRA account or from a contribution to the IRA account are invested in shares of the Portfolios on the business day following the date the payment is received in the IRA account.

  Merrill Lynch has advised the Program that it will not charge an annual account fee upon any IRA, UGMA, UTMA accounts in a CBA(R) account or CMA SubAccount SM which participates in the Merrill Lynch Asset Builder SM Service, provided the account receives additional contributions of $250 annually and is invested solely in one or more of the Program's Portfolios or a money market fund advised by the Investment Adviser or its affiliates. If, however, a shareholder of any of the Portfolios exchanges any of his or her shares of a Portfolio for shares of another MLAM-advised mutual fund, Merrill Lynch will reinstate the IRA, CBA(R) or CMA SubAccount SM annual account fee, as the case may be. For information about current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA Disclosure Statement and the Custodial Agreement. For information about the current CBA(R) fees charged by Merrill Lynch, consult the Capital Builder(TM) Account Program description. For information about current CMA SubAccount SM fees charged by Merrill Lynch, consult the Cash Management Account(R) Program description.

  Each Class A, Class B, Class C and Class D share of a Portfolio represents an identical interest in the same investment portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D

Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege". If pursuant to the exchange privilege, shares of any Portfolio are exchanged for shares of a fund other than a Portfolio of the Program or a money market fund advised by the Investment Adviser or its affiliates, then the imposition of the IRA, CBA(R) or CMA SubAccount SM annual account fee, as the case may be, may result. For information about current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA Disclosure Statement and the Merrill Lynch IRA Custodial Agreement. For information about current CBA (R) fees charged by Merrill Lynch, consult the Capital Builder (TM) Account Agreement. For more information about current CMA Subaccount SM fees charged by Merrill Lynch, consult the Cash Management Account(R) Agreement.

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Program. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.

    FUNDAMENTAL VALUE, GLOBAL OPPORTUNITY AND GROWTH OPPORTUNITY PORTFOLIOS


                                     ACCOUNT
                                   MAINTENANCE DISTRIBUTION
  CLASS     SALES CHARGE(/1/)          FEE         FEE           CONVERSION FEATURE
----------------------------------------------------------------------------------------
   A    Maximum 5.25% initial           No           No                  No
         sales charge(/2/)(/3/)
----------------------------------------------------------------------------------------
   B    CDSC for a period of          0.25%        0.75%    B shares convert to D shares
         four years at a rate of                             automatically after
         4.0% during the first                               approximately eight
         year, decreasing 1.0%                               years(/4/)
         annually to 0.0%
----------------------------------------------------------------------------------------
   C    1.0% CDSC for one year        0.25%        0.75%                 No
----------------------------------------------------------------------------------------
   D    Maximum 5.25% initial         0.25%          No                  No
         sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, may be subject to a 1.0% CDSC for one year. A .75% sales charge for 401(k) purchases over $1,000,000 will apply.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of the Quality Bond and U.S. Government Securities Portfolios and certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of a Portfolio are exchanged for Class B shares of another Portfolio or MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

            QUALITY BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS


                                     ACCOUNT
                                   MAINTENANCE DISTRIBUTION
  CLASS     SALES CHARGE(/1/)          FEE         FEE           CONVERSION FEATURE
----------------------------------------------------------------------------------------
   A    Maximum 4.00% initial          No           No                   No
         sales charge(/2/)(/3/)
----------------------------------------------------------------------------------------
   B    CDSC for a period of          0.25%       0.50%     B shares convert to D shares
         four years at a rate of                             automatically after
         4.0% during the first                               approximately ten
         year, decreasing 1.0%                               years(/4/)
         annually to 0.0%
----------------------------------------------------------------------------------------
   C    1.0% CDSC for one year        0.25%       0.55%                  No
----------------------------------------------------------------------------------------
   D    Maximum 4.00% initial         0.25%         No                   No
         sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares --Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, may be subject to a 1.0% CDSC for one year. A .75% sales charge for 401(k) purchases over $1,000,000 will apply.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of a Portfolio are exchanged for Class B shares of another Portfolio or MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                   FUNDAMENTAL VALUE, GLOBAL OPPORTUNITY
                                     AND GROWTH OPPORTUNITY PORTFOLIOS
                             --------------------------------------------------
                                             SALES LOAD AS A    DISCOUNT TO
                             SALES LOAD AS A PERCENTAGE* OF   SELECTED DEALERS
                              PERCENTAGE OF  THE NET AMOUNT  AS A PERCENTAGE OF
AMOUNT OF PURCHASE           OFFERING PRICE     INVESTED       OFFERING PRICE
------------------           --------------- --------------- ------------------
Less than $25,000...........      5.25%           5.54%             5.00%
$25,000 but less than
 $50,000....................      4.75            4.99              4.50
$50,000 but less than
 $100,000...................      4.00            4.17              3.75
$100,000 but less than
 $250,000...................      3.00            3.09              2.75
$250,000 but less than
 $1,000,000.................      2.00            2.04              1.80
$1,000,000 and over**.......      0.00            0.00              0.00

                                            QUALITY BOND AND
                                  U.S. GOVERNMENT SECURITIES PORTFOLIOS
                          -----------------------------------------------------
                                            SALES LOAD  AS  A    DISCOUNT TO
                             SALES LOAD      PERCENTAGE* OF    SELECT DEALERS
                           AS A PERCENTAGE     NET AMOUNT      AS A PERCENTAGE
AMOUNT OF PURCHASE        OF OFFERING PRICE     INVESTED      OF OFFERING PRICE
------------------        ----------------- ----------------- -----------------
Less than $25,000........       4.00%             4.17%             3.75%
$25,000 but less than
 $50,000.................       3.75              3.90              3.50
$50,000 but less than
 $100,000................       3.25              3.36              3.00
$100,000 but less than
 $250,000................       2.50              2.56              2.25
$250,000 but less than
 $1,000,000..............       1.50              1.52              1.25
$1,000,000 and more**....       0.00              0.00              0.00

--------
*Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plans in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchase may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Program will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

  The following tables set forth information about the number of Class A and Class D shares sold by each Portfolio for the fiscal year ended January 31, 1997, the aggregate net proceeds from such sales, the gross sales charges and the amounts of such charges received by the Distributor and Merrill Lynch. No CDSCs were paid to the Distributor with respect to redemption within one year of purchase of Class A or Class D shares purchased subject to front-end sales charge waivers.

                                                             GROSS SALES CHARGES
                                                     ------------------------------------
                             NO. OF      AGGREGATE                               PAID TO
                         CLASS A SHARES     NET        TOTAL        PAID TO      MERRILL
PORTFOLIO                     SOLD      PROCEEDS ($) AMOUNT ($) DISTRIBUTOR ($) LYNCH ($)
---------                -------------- ------------ ---------- --------------- ---------
Fundamental Value.......      7,936        102,340        183            9          174
Quality Bond............      1,729          5,246          0            0            0
U.S. Government Securi-
 ties...................      3,546         36,344          0            0            0
Global Opportunity......      5,866         65,458         98            3           95
Growth Opportunity......    205,569      2,057,557          0            0            0
                                                             GROSS SALES CHARGES
                                                     ------------------------------------
                             NO. OF      AGGREGATE                               PAID TO
                         CLASS D SHARES     NET        TOTAL        PAID TO      MERRILL
PORTFOLIO                     SOLD      PROCEEDS ($) AMOUNT ($) DISTRIBUTOR ($) LYNCH ($)
---------                -------------- ------------ ---------- --------------- ---------
Fundamental Value.......     95,960      1,214,323     34,665        1,669       32,996
Quality Bond............     29,757        292,294      4,677          307        4,370
U.S. Government Securi-
 ties...................     14,460        147,648      1,829          120        1,709
Global Opportunity......     93,756      1,043,467     28,819        1,415       27,404
Growth Opportunity......     78,115        811,625     20,469        1,004       19,465

  Eligible Class A Investors. Class A shares of each Portfolio are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of that Portfolio. Investors that currently own Class A shares of a Portfolio in a shareholder account are entitled to purchase additional Class A shares of that Portfolio in that account. Class A shares may be purchased at net asset value by participants in certain investment programs to which Merrill Lynch Trust Company provides discretionary trustee services. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Program. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund common shares in shares of the Program also may purchase Class A shares of a Portfolio if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Program and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Program and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors."


  Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans available through employers which provide such plans. Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal

Bond Fund, Inc. who wish to reinvest in shares of the Program the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without a sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, with respect to the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, approximately eight years after Class B shares are issued, and with respect to the Quality Bond and U.S. Government Securities Portfolios, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the same Portfolio and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares of each of the Portfolios are subject to ongoing account maintenance and distribution fees as discussed below under "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares of each Portfolio are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans."

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Program in connection with the sale of the Class B and Class C shares of the Portfolios, such as the payment of compensation to financial consultants for selling Class B and Class C shares from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Program to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Class B shares of a Portfolio will convert automatically into Class D shares of the same Portfolio approximately eight years after issuance in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and approximately ten years after issuance in the case of the Quality Bond and U.S. Government Securities Portfolios. Class D shares are subject to an account maintenance fee but no distribution fee. Class B shares of certain MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years, and Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of a Portfolio are exchanged for Class B shares of another Portfolio or MLAM-advised mutual fund, the conversion period applicable to Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of a Portfolio exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to that Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges -- Class B Shares. Class B shares which are redeemed within four years after purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                                AS A PERCENTAGE
   YEAR SINCE PURCHASE                                         OF DOLLAR AMOUNT
   PAYMENT MADE                                                SUBJECT TO CHARGE
   -------------------                                         -----------------
   0-1........................................................       4.00%
   1-2........................................................       3.00
   2-3........................................................       2.00
   3-4........................................................       1.00
   4 and thereafter...........................................       0.00

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  For the fiscal year ended January 31, 1997, the Distributor received CDSCs from the Portfolios with respect to redemption of Class B shares, all of which was paid to Merrill Lynch as follows:

                                                                CDSCS RECEIVED
   PORTFOLIO                                                  BY DISTRIBUTOR ($)
   ---------                                                  ------------------
   Fundamental Value.........................................       55,593
   Quality Bond..............................................        7,529
   U.S. Government Securities................................        5,590
   Global Opportunity........................................       51,643
   Growth Opportunity........................................        9,146

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an IRA or following the death or disability (as defined in the Code of 1986, as amended) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  For the fiscal year ended January 31, 1997, the Distributor received CDSCs from the Portfolios with respect to redemption of Class C shares, all of which were paid to Merrill Lynch, as follows:

                                                                CDSCS RECEIVED
   PORTFOLIO                                                  BY DISTRIBUTOR ($)
   ---------                                                  ------------------
   Fundamental Value.........................................       5,793
   Quality Bond..............................................       1,038
   U.S. Government Securities................................         358
   Global Opportunity........................................       4,084
   Growth Opportunity........................................       1,138

  Conversion of Class B Shares to Class D Shares. After approximately eight years in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and ten years in the case of the Quality Bond and U.S. Government Securities Portfolios (the "Conversion Period"), Class B shares of a Portfolio will be converted automatically into Class D shares of the same Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of a Portfolio in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Portfolio held in the account on the Conversion Date will be converted to Class D shares of that Portfolio.

  Share certificates for Class B shares of a Portfolio to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participation in the MFA program.

DISTRIBUTION PLANS

  The Program has adopted separate distribution plans on behalf of each of the Portfolios for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Portfolio to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Portfolio pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Portfolio attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the respective Portfolio also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, (i) at the annual rate of 0.75% of the average daily net assets attributable to the Class B and Class C shares of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios or (ii) at the annual rates of 0.50% and 0.55% of the average daily net assets attributable to the Class B and Class C shares, respectively, of the Quality Bond and U.S. Government Securities Portfolios, in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Portfolios, including payments to financial consultants for selling Class B and Class C shares of that Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Portfolios in that the deferred sales charges provide for the financing of the distribution of the Portfolio's Class B and Class C shares.

  For the fiscal year ended January 31, 1997, the Portfolios paid the Distributor the amounts set forth below under the Plans.

                               CLASS B             CLASS C             CLASS D
                          DISTRIBUTION PLAN   DISTRIBUTION PLAN   DISTRIBUTION PLAN
                         ------------------- ------------------- -------------------
                         ACCOUNT MAINTENANCE ACCOUNT MAINTENANCE
                          AND DISTRIBUTION    AND DISTRIBUTION   ACCOUNT MAINTENANCE
PORTFOLIO                       FEES                FEES                FEES
---------                ------------------- ------------------- -------------------
Fundamental Value.......      $283,793            $117,326             $8,573
Quality Bond............      $ 29,716            $ 12,944             $  819
U.S. Government Securi-
 ties...................      $ 28,821            $ 11,916             $  664
Global Opportunity......      $237,750            $ 79,435             $5,122
Growth Opportunity......      $ 52,397            $ 24,977             $1,192

  Payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  The table below sets forth information, with respect to Class B and Class C shares, concerning direct cash revenues and expenses for the period February 1, 1995 (commencement of operations) to December 31, 1996.

                            AMOUNT BY WHICH                         AMOUNT BY WHICH
                              DIRECT CASH                             DIRECT CASH
                           EXPENSES EXCEEDED                       EXPENSES EXCEEDED
                              DIRECT CASH        % OF CLASS B         DIRECT CASH        % OF CLASS C
                            REVENUES AS OF       NET ASSETS AT      REVENUES AS OF       NET ASSETS AT
PORTFOLIO                DECEMBER 31, 1996 ($) DECEMBER 31, 1996 DECEMBER 31, 1996 ($) DECEMBER 31, 1996
---------                --------------------- ----------------- --------------------- -----------------
Fundamental Value.......        47,422*               .14               86,100*               .60
Quality Bond............        14,254                .30                7,370*               .39
U.S. Government Securi-
 ties...................         7,638                .18                6,256*               .35
Global Opportunity......        34,604*               .12               54,368*               .54
Growth Opportunity......        39,691                .47               13,696*               .33

--------

* Revenues exceed expenses by this amount.

  The table below sets forth information, with respect to Class B and Class C shares, concerning fully allocated revenues and expenses for the period February 1, 1995 (commencement of operations) to December 31, 1996.

                         AMOUNT BY WHICH FULLY                   AMOUNT BY WHICH FULLY
                               ALLOCATED                               ALLOCATED
                           EXPENSES EXCEEDED                       EXPENSES EXCEEDED
                            FULLY ALLOCATED      % OF CLASS B       FULLY ALLOCATED      % OF CLASS C
                            REVENUES AS OF       NET ASSETS AT      REVENUES AS OF       NET ASSETS AT
PORTFOLIO                DECEMBER 31, 1996 ($) DECEMBER 31, 1996 DECEMBER 31, 1996 ($) DECEMBER 31, 1996
---------                --------------------- ----------------- --------------------- -----------------
Fundamental Value.......        950,000               2.9               243,000               1.7
Quality Bond............        186,000               4.0                46,000               2.4
U.S. Government Securi-
 ties...................        134,000               3.1                29,000               1.6
Global Opportunity......        810,000               2.8               203,000               2.0
Growth Opportunity......        308,000               3.6                72,000               1.8

  The Program has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Program will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the Portfolios' distribution fees and the CDSCs but not the account maintenance fees. The maximum sales charge rule is applied separately to each Portfolio and to each class. As applicable to the Portfolios, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by each Portfolio to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Portfolio in question will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Portfolio rather than to the Distributor; however, the Portfolio will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                             REDEMPTION OF SHARES

  Distributions from an IRA to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to income and excise taxes. See "Taxes". There are no adverse tax consequences resulting from redemptions of shares of the Portfolios where the redemption proceeds remain in the IRA account and are otherwise invested. Shareholders should consult their tax advisers concerning tax consequences resulting from redemptions of shares of the Portfolios. Shareholders should be aware, however, that redemption of shares of a Portfolio and reinvestment of the proceeds in shares of another fund advised by the Investment Adviser or an affiliate may subject the investor's IRA to an annual IRA account fee or the investor's CBA(R) or CMA SubAccount SM account to the annual CBA(R) or CMA SubAccount SM fee, as the case may be. For information about the current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA Disclosure Statement and the Merrill Lynch IRA Custodial Agreement. For information about the current CBA(R) fees charged by Merrill Lynch, consult the Capital Builder (TM) Account Program description. For information about the current CMA SubAccount SM fees charged by Merrill Lynch, consult the Cash Management Account (R) Program description.

  The Program is required to redeem for cash shares of each Portfolio of the Program at the request of shareholders. The redemption price is the net asset value per share next determined after the initial receipt by Merrill Lynch of proper notice of redemption, as described below. If such notice is received by Merrill Lynch prior to the determination of net asset value (15 minutes after the close of business on the NYSE), the redemption will be effective on that day and payment generally will be made on the next business day. If the notice is received after the determination of net asset value on any day, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. Accrued but unpaid dividends will be paid on the payable date next following the date of redemption.

  Any shareholder may redeem shares of the Portfolios by submitting a written notice of redemption to Merrill Lynch. Participants in the Program should contact their Merrill Lynch financial consultant to effect such redemptions. Redemption requests should not be sent to the Program or to the Transfer Agent. In the case of an IRA account, the notice must bear the signature of the person or persons for whose benefit the IRA is maintained; and in the case of a CBA (R) account or CMA SubAccount SM, the notice must bear the signature of the individual named as custodian for the account.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares of a Portfolio have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of that Portfolio at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Program offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Program by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

  Investment Account. A shareholder who maintains his or her account through a Merrill Lynch-custodied IRA will receive information regarding activity in his or her Merrill Lynch IRA as part of the Merrill Lynch retirement account statement. A shareholder who maintains his or her account through the CBA(R) or CMA (R) program will receive information regarding activity in the CBA(R) account or CMA SubAccount SM as part of his or her CBA(R) or CMA (R) statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestments of ordinary income dividends and long-term capital gains distributions. Shareholders considering transferring an IRA, CBA(R) account or CMA SubAccount SM in which Program shares are held from Merrill Lynch to another brokerage firm or financial institution should be aware that Program shares may only be held in a Merrill Lynch-custodied IRA or in a CBA(R) account or CMA SubAccount SM established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or other similar state statutes). Prior to any such transfer, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or exchange the shares for shares of another mutual fund advised by the Investment Adviser or its affiliates pursuant to the exchange privilege. It is possible, however, that the firm to which the account is to be transferred will not take delivery of shares of such fund, and then the shareholder would have to redeem these shares so that the cash proceeds can be transferred or such shareholder must continue to maintain a retirement account or a CBA (R) account or CMA SubAccount SM at

Merrill Lynch for those shares. In addition, shareholders considering transferring the holdings in their IRA, CBA(R) account or CMA SubAccount SM to a Merrill Lynch brokerage account should be aware that because Program shares may only be held in a Merrill Lynch-custodied IRA or in a CBA(R) account or CMA SubAccount SM established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or other similar state statutes), the shares will also in this instance have to be redeemed prior to such transfer or exchanged for another mutual fund advised by the Investment Adviser or its affiliates.

  Exchange Privilege. U.S. shareholders of each Portfolio have an exchange privilege with each other Portfolio of the Program, with certain money market funds advised by the Investment Adviser or its affiliates and with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission. If, however, a shareholder exchanges any of his or her shares of a Portfolio for shares of another MLAM-advised mutual fund, Merrill Lynch will reinstate the IRA annual account fee, the CBA (R) account fee or CMA SubAccount SM fee, as the case may be. For information about the current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA Disclosure Statement and the Merrill Lynch IRA Custodial Agreement. For information about the current CBA (R) fees charged by Merrill Lynch, consult the Capital
Builder (TM) Account Program description. For information about the current CMA SubAccount SM fees charged by Merrill Lynch, consult the Cash Management Account (R) Program description.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of a second Portfolio or MLAM-advised mutual fund if the shareholder holds any Class A shares of the second Portfolio or fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second Portfolio or fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Portfolio or MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second Portfolio or fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second Portfolio or fund, the shareholder will receive Class D shares of the second Portfolio or fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Portfolio or MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second Portfolio or fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second Portfolio or fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares will be exchanged with shares of the same class of another Portfolio or MLAM-advised mutual fund.

  Shares of the Portfolios which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Portfolio. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is tacked on to the holding period of the newly acquired shares of the other Portfolio or fund.

  Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM- advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to the Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Portfolio acquired through use of the exchange privilege will be subject to the Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

  Merrill Lynch has advised the Program that it will not charge an annual account fee upon any IRA, UGMA, UTMA accounts in a CBA(R) account or CMA SubAccount SM which participates in the Merrill Lynch Asset Builder SM Service, provided the account receives additional contributions of $250 annually and is invested solely in one or more of the Program's Portfolios or a money market fund advised by the Investment Adviser or its affiliates. If, however, a shareholder of any of the Portfolios exchanges any of his or her shares of a Portfolio for shares of another MLAM-advised mutual fund, Merrill Lynch will reinstate the IRA, CBA(R) or CMA SubAccount SM annual account fee, as the case may be. For information about current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA Disclosure Statement and the Custodial Agreement. For information about the current CBA(R) fees charged by Merrill Lynch, consult the Capital Builder(TM) Account Program description. For information about current CMA SubAccount SM fees charged by Merrill Lynch, consult the Cash Management Account(R) Program description.

  For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions of a Portfolio are reinvested automatically in full and fractional shares of that Portfolio, at the net asset value per share of the respective Portfolio next determined on the ex-dividend date of such dividend or distribution in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios and at the close of business on the monthly payment date for such dividends and distributions in the case of the Quality Bond and U.S. Government Securities Portfolios. A shareholder may, at any time, by written notification to Merrill Lynch, elect to have subsequent dividends or both dividends and capital gains distributions held in his or her account as a cash balance rather than reinvested.

  Systematic Redemption Plans. At age 59 1/2, a Class A or Class D shareholder whose shares are held in an IRA account may elect to receive systematic redemption payments from his or her account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions. See "Taxes" for consequences of withdrawals from IRA accounts prior to attaining age 59 1/2.

  Automatic Investment Plans. Merrill Lynch offers an automated funding service which permits regular current year IRA contributions of up to $2,000 of compensation per year to be made to IRAs and an automated investment program which may be used for automated subsequent purchases of shares of the Program. Investors holding their Program shares in a CBA(R) account or CMA SubAccount SM may arrange to have periodic investments made in shares of the Portfolios in such account in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Program, the Investment Adviser is primarily responsible for the Program's portfolio decisions and the execution of the Program's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best results for each Portfolio, taking into account such factors as price (including the applicable fee, brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved, the firm's risk in positioning a block of securities and the provision of supplemental investment research by the firm. While the Investment Adviser generally seeks reasonably competitive fees, commissions or spreads, the Portfolios will not necessarily be paying the lowest fee, commission or spread available. The Board of Directors of the Program has adopted procedures to ensure that brokerage transactions with affiliated persons, including the frequency of such transactions, the receipt of commissions payable and the selection of the broker effecting the transactions, are fair and reasonable to the Program's shareholders.

  The fixed income securities and certain equity securities in which the Portfolios will invest are traded in the OTC markets, and where possible the Portfolios intend to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with the Program are prohibited from dealing with any Portfolio as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Portfolios will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. In addition, the Portfolios may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member except pursuant to procedures approved by the Board of Directors of the Program which comply with rules adopted by the Commission. Affiliated persons of the Program may serve as its broker in OTC transactions conducted on an agency basis.

  No Portfolio has any obligation to deal with any broker or dealer in the execution of its portfolio transactions. Subject to obtaining the best price and execution, securities firms, including Merrill Lynch, which provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Portfolios. Information so received is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser also may be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Each Portfolio will pay brokerage fees to Merrill Lynch in connection with portfolio transactions executed on its behalf by Merrill Lynch.

  The Program anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States although the Portfolios will endeavor to achieve the best net results in effecting such transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

                                PERFORMANCE DATA

  From time to time the Program may include each Portfolio's average annual total return and, in the case of the Quality Bond and U.S. Government Securities Portfolios, yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for each Portfolio in accordance with formulas specified by the Commission.

  Average annual total return quotations for each Portfolio for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. Dividends paid by a Portfolio with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Portfolios will include performance data for all classes of shares of the Portfolio in any advertisement or information including performance data of the Portfolio.

  The Program also may quote each Portfolio's total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". Each Portfolio's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Program at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding in the Portfolio during the period that were entitled to receive dividends multiplied by (c) the maximum offering price/net asset value per share of that Portfolio on the last day of the period.

  The following sets forth the yield for the Class A, Class B, Class C and Class D shares of the Portfolios indicated for the 30-day period ended January 31, 1997.

      PORTFOLIO                                  CLASS A CLASS B CLASS C CLASS D
      ---------                                  ------- ------- ------- -------
      Quality Bond..............................  6.30%   5.81%   5.88%   6.28%
      U.S. Government Securities................  6.67%   6.21%   6.16%   6.44%

  Total return figures and yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Each Portfolio's total return will vary depending on market conditions, the securities comprising such Portfolio's holdings, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in any Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, a Portfolio may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, The Financial Times/Standard & Poor's Actuarial World Indices, the Morgan Stanley Capital International Indices, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. As with other performance data, performance comparisons should not be considered indicative of the Portfolio's relative performance for any future period.

                                     TAXES

FEDERAL

  RICs. The following is a general summary of the treatment of regulated investment companies ("RICs") and their shareholders under the Code. The Program intends to continue to qualify each of the Portfolios for the special tax treatment afforded RICs under the Code. If it so qualifies, each Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders. The Program intends to cause each Portfolio to distribute substantially all of such income.

  Dividends paid by a Portfolio from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Portfolio shares. Any loss upon the sale or exchange of Portfolio shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Portfolio's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Dividends are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Portfolio.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Program or who, to the Program's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  IRAs. With the exception of CBA (R) accounts and CMA SubAccounts SM established pursuant to the Uniform Gifts to Minors Acts or the Uniform Transfers to Minors Acts (or similar state statutes), investment in the Portfolios is limited to participants in IRAs for which Merrill Lynch acts as passive custodian. Accordingly, the general description of the tax treatment of RICs as set forth above is qualified for the IRA participants with respect to the special tax treatment afforded IRAs under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an IRA. Rather, distributions from an IRA will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. Such distributions would include
(i) any pre-tax contributions to the IRA (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) dividends (whether or not such dividends are classified as ordinary income or capital gain dividends). In addition to ordinary income tax, participants may be subject to the imposition of excise taxes on any distributed amount, including: (i) a 10 percent (or, in the case of certain SRA-IRA distributions, 25 percent) excise tax on any amount withdrawn from an IRA prior to the participant's attainment of age 59 1/2; and (ii) a 15 percent excise tax on the amount of any "excess distributions" (generally, amounts in excess of $160,000) made from the IRA and any other IRA or qualified retirement plan annually.

  Under certain limited circumstances (for example, if an individual for whose benefit an IRA is established engages in any transaction prohibited under
Section 4975 of the Code with respect to such account), the IRA could cease to be treated as an IRA as of the first day of such taxable year that such transaction occurred. If an IRA through which a shareholder holds Portfolio shares becomes ineligible for the special treatment afforded IRAs under the Code, such shareholder will be treated as having received a distribution on such first day of the taxable year from the IRA in an amount equal to the fair market value of all assets in the account. Thus, the shareholder would be taxed currently on (i) the amount of any pre-tax contributions and previously untaxed dividends held within the account, and (ii) all ordinary income and capital gain dividends paid by a Portfolio subsequent to such event, whether such dividends are received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of IRA disqualification, shareholders also could be subject to the

10% (or 25%) and 15% excise taxes described above. Additionally, IRA disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Portfolio unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

  Dividends and interest received by the Global Opportunity Portfolio and, to a lesser extent, the Fundamental Value and Growth Opportunity Portfolios may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because of their participation in an IRA, shareholders will not be able to credit or deduct such taxes in computing their taxable incomes. However, in the event of IRA disqualification, as discussed above, shareholders of the Global Opportunity Portfolio might be entitled to a credit or deduction with respect to their proportionate shares of foreign taxes paid by the Portfolio, subject to certain conditions and limitations in the Code, if the Portfolio is eligible and makes an election with the Internal Revenue Service. It is unlikely, however, that either the Fundamental Value or the Growth Opportunity Portfolio will be able to make this election.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

STATE

  Ordinary income and capital gain dividends on RIC shares held in a disqualified IRA or outside of an IRA also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Generally, however, states exempt from state income taxation dividends on shares held within an IRA and commence taxation on such amounts when actually distributed from an IRA. Such amounts are generally treated as ordinary income.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Portfolio of the Program.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Program's intention to distribute substantially all of the net investment income, if any, of each Portfolio. The net investment income of the Quality Bond and U.S. Government Securities Portfolios is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day. The net investment income of the Quality Bond and U.S. Government Securities Portfolios for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Dividends from net investment income of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios will be declared at least annually. All net long-term and short-term capital gains, if any, including gains from option and futures contract transactions, will be distributed by each Portfolio at least annually. The per share dividends on each class of shares of each Portfolio will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. Dividends and distributions on all Portfolios will be reinvested in additional full and fractional shares of the Portfolio at net asset value unless the shareholder elects to receive such dividends as cash in his or her account. Expenses of each Portfolio including the investment advisory fees, distribution and account maintenance fees with respect to Class B and Class C shares, and account maintenance fees with respect to Class D shares, are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

  Dividends and distributions paid by a Portfolio may be reinvested automatically in shares of the same Portfolio, at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, as cash in their accounts. Dividends and distributions are, for tax purposes, treated by shareholders as described above whether they are reinvested in shares of a Portfolio or held in their accounts as a cash balance.

  Certain gains or losses attributable to foreign currency related gains or losses from certain of the investments of the Global Opportunity Portfolio, and to a lesser extent, the Fundamental Value and Growth Opportunity Portfolios, may increase or decrease the amount of such Portfolio's income available for distribution. If such losses exceed other income during a taxable year, (a) the related Portfolio would not be able to make any ordinary income dividend distributions, and (b) distributions made before the losses were realized would be recharacterized as returns of capital to shareholders, rather than as ordinary income dividends, reducing each shareholder's tax basis in the Portfolio shares for Federal income tax purposes. If in any fiscal year the Fundamental Value, Global Opportunity or Growth Opportunity Portfolio has net income from certain foreign currency transactions, such income will be distributed annually.

  The per share dividends and distributions on Class B, Class C and Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the effect of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the account maintenance fees with respect to the Class D shares. See "Additional Information--Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of each Portfolio is determined once daily 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time) on each day during which the NYSE is open for trading and, under certain circumstances, on other days. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share of a Portfolio is computed by dividing the sum of the value of the securities held by such Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily. The Program employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Portfolios. For the fiscal year ended January 31, 1997, the Program paid MLSPS $3,132 for the securities price quotations to compute the net asset value of the portfolios.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When a Portfolio writes an option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by a Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Program.

  The Program values corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities and yield to maturity. Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations.

  The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Option Accounting Principles. When a Portfolio sells an option, an amount equal to the premium received by the Portfolio is included in that Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of such liability subsequently will be marked-to-market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date or if a Portfolio enters into a closing purchase transaction, the affected Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Program will realize a gain or loss from the sale of the underlying security and the proceeds of sales are increased by the premium originally received.

ORGANIZATION OF THE PROGRAM

  The Program was incorporated under Maryland law on May 12, 1994 under the name "Merrill Lynch Retirement Asset Builder Program, Inc." On July 20, 1995 the Program changed its name to Merrill Lynch Asset Builder Program, Inc. The Program is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. Each Series is to be managed independently. At the date of this Prospectus, the Program has authorized capital of 200,000,000 shares of Common Stock, par value $0.10 per share, of which 125,000,000 shares has been designated as follows:

                                       SHARES OF  SHARES OF  SHARES OF SHARES OF
                                        CLASS A    CLASS B    CLASS C   CLASS D
                                         COMMON     COMMON    COMMON    COMMON
PORTFOLIO                                STOCK      STOCK      STOCK     STOCK
---------                              ---------- ---------- --------- ---------
Fundamental Value.....................  6,250,000  6,250,000 6,250,000 6,250,000
Quality Bond..........................  6,250,000  6,250,000 6,250,000 6,250,000
U.S. Government Securities............ 26,250,000 26,250,000 6,250,000 6,250,000
Global Opportunity....................  6,250,000  6,250,000 6,250,000 6,250,000
Growth Opportunity....................  6,250,000  6,250,000 6,250,000 6,250,000

  The Directors of the Program may classify and reclassify the shares of the Program into additional Series or classes of common stock at a future date without shareholder approval. Shares of Class A, Class B, Class C and Class D Common Stock of each Portfolio represent interests in the same assets of that Portfolio and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares."

  Shareholders are entitled to one vote for each full share and to fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the Articles of Incorporation of the Program, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Program will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C and Class D shares of each Series bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Program generally. Shares of each Series represent an interest only in that Series and not in any other Series of the Program. The shares of each Series, when issued, will be fully-paid and non-assessable by the Program.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45289
                          Jacksonville, FL 32232-5289

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Program at the address or telephone number set forth on the cover page of this Prospectus.

                  APPENDIX A: OPTIONS AND FUTURES TRANSACTIONS

  As described under "Other Investment Policies and Practices of the Portfolios--Portfolio Strategies Involving Options and Futures", each Portfolio is authorized to engage in various portfolio management strategies involving options, futures and options on futures. These strategies are described in detail below:

  Writing Covered Options. Each Portfolio is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where a Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  Each Portfolio also may write put options which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. The Portfolios write only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. A Portfolio may engage in closing transactions in order to terminate put options that it has written.

  Purchasing Options. Each Portfolio is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, a Portfolio has a right to sell the underlying security at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. A Portfolio will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Portfolio would exceed 5% of the market value of the Portfolio's total assets.

  Stock Index Options. The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to engage in transactions in stock index options. These Portfolios may purchase or write put and call options on stock indexes to hedge against the risks of market-wide stock price movements in the securities in which either Portfolio invests. Options on indexes are similar to options on securities, except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. A Portfolio may invest in stock index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

  Stock Index Futures and Interest Rate Futures Contracts. The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may purchase and sell stock index futures contracts, and the Quality Bond, Global Opportunity, U.S. Government Securities and Growth Opportunity Portfolios may purchase and sell interest rate futures contracts, as a hedge against adverse changes in the market value of portfolio securities, as described below. Stock index futures contracts and interest rate futures contracts are herein together referred to as "futures contracts."

  A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a financial instrument for a set price on a future date. The terms of a futures contract require either actual delivery of the financial instrument underlying the contract or, in the case of a stock index futures contract, a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may effect transactions in stock index futures contracts in connection with the equity securities in which they invest; the Quality Bond, Global Opportunity, U.S. Government Securities and Growth Opportunity Portfolios may invest in interest rate futures contracts in connection with the debt securities in which they invest. Transactions by a Portfolio in futures contracts are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Portfolios may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of such Portfolio's securities that might otherwise result. When a Portfolio is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure. This technique generally will allow the Portfolios to gain exposure to a market in a manner which is more efficient than purchasing individual securities and may in part or entirely offset increases in the cost of securities in such market that the Portfolio ultimately purchases. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Program does not consider purchases of futures contracts by the Portfolios to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, each Portfolio will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., a Portfolio experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  Each Portfolio also has authority to purchase and write call and put options on futures contracts (and, in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, stock indexes) in connection with its hedging (including anticipatory hedging) activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which a Portfolio enters into futures transactions. A Portfolio may purchase put options or write call options on futures contracts or stock indexes rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio may purchase call options, or write put options on futures contracts or stock indexes, as a substitute for the purchase of such futures contract to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

  Each Portfolio may engage in options and futures transactions on U.S. (and, in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, foreign) exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Hedging. The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to deal in forward foreign exchange among currencies of the different countries in which they will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. Foreign currency hedging is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios' dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

  Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Portfolio or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. No Portfolio will speculate in forward foreign exchange.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

  The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios also are authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. Neither the Fundamental Value, the Global Opportunity nor the Growth Opportunity Portfolio will speculate in foreign currency options, futures or related options. Accordingly, none of these Portfolios will hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Portfolio but not yet delivered, the proceeds thereof in its denominated currency. The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios each are limited regarding potential net liabilities from foreign currency options, futures or related options to no more than 20% of such Portfolio's total assets.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to the Portfolios provide that the futures trading activities described herein will not result in any Portfolio being deemed a "commodity pool" as defined under such regulations if each Portfolio adheres to certain restrictions. In particular, a Portfolio may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Portfolio's holdings, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When a Portfolio purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account in the name of the Portfolio with the Program's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

  Restrictions on OTC Options. The Portfolios may engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of each Portfolio and may be amended by the Directors of the Program without the approval of the Portfolio's shareholders. However, no Portfolio will change or modify this policy prior to the change or modification by the SEC staff of its position.

  Options on GNMA Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the U.S. Government Securities Portfolio, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its "cover."

  A GNMA Certificate held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When the Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge a Portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Portfolio may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Portfolio may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

  The Portfolios intend to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Investment Adviser believes the Portfolio can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to hedge effectively its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

  The exchanges on which the Portfolios intend to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Portfolios' holdings.

                APPENDIX B: RATINGS OF CORPORATE DEBT SECURITIES
            (INCLUDING MORTGAGE-BACKED AND ASSET-BACKED SECURITIES)

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

  A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA  Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest.
     While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB   Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B            Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or
             BB- rating.
CCC          Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC           The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C            The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI           The rating CI is reserved for income bonds on which no interest is being paid.
D            Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) or
minus (-):   The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
c            The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.
L            The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
p            The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
*            Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
N.R.         Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE RATINGS

Aaa
   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BaaBonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CaaBonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

  Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, in assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF FITCH INVESTORS SERVICES, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security. Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAABonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.
   The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBBBonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

  Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

  Improving [UP ARROW]

  Stable    [LEFT ARROW/RIGHT ARROW]

  Declining [DOWN ARROW]

  Uncertain [UP ARROW/DOWN ARROW]

Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

NR INDICATES THAT FITCH DOES NOT RATE THE SPECIFIC ISSUE

  Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade. "Negative" for potential downgrade, or "Evolving" where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

DESCRIPTION OF FITCH'S INVESTMENT GRADE SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

  F-1+
     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

  F-2Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

  F-3Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

  F-4
     Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

  D
     Default. Issues assigned this rating are in actual or imminent payment default.

  LOCThe symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

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                                       77

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                                       78

                               INVESTMENT ADVISER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PROGRAM, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              ------------------
                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Fee Table.................................................................   3
Prospectus Summary........................................................   7
Merrill Lynch Select PricingSM System.....................................   9
Financial Highlights......................................................  14
Risk Factors and Special Considerations...................................  19
Investment Objectives and Policies........................................  21
 Fundamental Value Portfolio..............................................  22
 Quality Bond Portfolio...................................................  22
 U.S. Government Securities Portfolio.....................................  23
 Global Opportunity Portfolio.............................................  24
 Growth Opportunity Portfolio.............................................  25
Other Investment Policies and Practices of the Portfolios.................  26
 Investments in Equity Securities.........................................  26
 Investments in Debt Securities...........................................  27
 Investments in Securities Denominated in Foreign Currencies..............  31
 Investments in Money Market Securities...................................  31
 When-Issued Securities, Forward Commitments and Delayed Delivery
  Transactions............................................................  31
 Standby Commitment Agreements............................................  32
 Repurchase Agreements and Purchase and Sale Contracts....................  32
 Indexed and Inverse Securities...........................................  33
 Lending of Portfolio Securities..........................................  33
 Portfolio Strategies Involving Options and Futures.......................  34
 Illiquid Securities......................................................  34
 Investment Restrictions..................................................  35
Management of the Program.................................................  35
 Board of Directors.......................................................  35
 Management and Advisory Arrangements.....................................  36
 Code of Ethics...........................................................  38
 Transfer Agency Services.................................................  38
Purchase of Shares........................................................  39
 Continuous Offering......................................................  39
 Initial Sales Charge Alternatives--
  Class A and Class D Shares..............................................  43
 Deferred Sales Charge Alternatives--
  Class B and Class C Shares..............................................  45
 Distribution Plans.......................................................  48
 Limitations on the Payment of Deferred Sales Charges.....................  50
Redemption of Shares......................................................  51
 Reinstatement Privilege--Class A and Class D Shares......................  52
Shareholder Services......................................................  52
Portfolio Transactions and Brokerage......................................  55
Performance Data..........................................................  56
Taxes.....................................................................  57
 Federal..................................................................  57
 State....................................................................  59
 Additional Information...................................................  59
 Dividends and Distributions..............................................  59
 Determination of Net Asset Value.........................................  60
 Organization of the Program..............................................  62
 Shareholder Reports......................................................  63
 Shareholder Inquiries....................................................  63
Appendix A--Options and Futures Transactions..............................  64
Appendix B--Ratings of Corporate Debt Securities..........................  70

                                                          Code # 18471-0597


[LOGO] MERRILL LYNCH

Merrill Lynch
Asset Builder Program, Inc.

[ART]

PROSPECTUS

    May 23, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                   MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

  MERRILL LYNCH FUNDAMENTAL VALUE     MERRILL LYNCH U.S. GOVERNMENT SECURITIES
             PORTFOLIO                               PORTFOLIO
    MERRILL LYNCH QUALITY BOND            MERRILL LYNCH GLOBAL OPPORTUNITY
             PORTFOLIO                               PORTFOLIO
                  MERRILL LYNCH GROWTH OPPORTUNITY PORTFOLIO
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800
                                ---------------
  Merrill Lynch Asset Builder Program, Inc. (the "Program") is a professionally managed, open-end investment company. The Program consists of five separate portfolios: the Merrill Lynch Fundamental Value Portfolio (the "Fundamental Value Portfolio"), the Merrill Lynch Quality Bond Portfolio (the "Quality Bond Portfolio"), the Merrill Lynch U.S. Government Securities Portfolio (the "U.S. Government Securities Portfolio"), the Merrill Lynch Global Opportunity Portfolio (the "Global Opportunity Portfolio") and the Merrill Lynch Growth Opportunity Portfolio (the "Growth Opportunity Portfolio") (each a "Portfolio"). Each Portfolio has its own separate investment objectives and may employ a variety of instruments and techniques to enhance income and to hedge against market risk and, in the case of the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, currency risk.

  The Fundamental Value Portfolio is a diversified portfolio seeking capital appreciation and, secondarily, income by investing in securities, primarily equities, that the management of the Portfolio believes are undervalued and therefore represent investment value.

  The Quality Bond Portfolio is a diversified portfolio seeking income and, secondarily, capital appreciation by investing primarily in long-term corporate bonds that are rated A or better by a nationally recognized rating agency such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Services, Inc. ("Fitch"), or that possess, in the judgment of the Investment Adviser, similar credit characteristics.

  The U.S. Government Securities Portfolio is a diversified portfolio seeking high current return by investing in U.S. Government and government agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed securities and other mortgage-backed government securities.

  The Global Opportunity Portfolio is a diversified portfolio seeking high total investment return through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time, both with respect to types of securities and markets, in response to changing market and economic trends.

  Growth Opportunity Portfolio is a non-diversified portfolio seeking growth of capital and, secondarily, income by investing in a portfolio of equity securities placing principal emphasis on those securities which management of the Portfolio believes to be undervalued.

                                ---------------

  Each portfolio is a separate series of the Program issuing its own shares. Shares of each Portfolio are available for purchase solely by holders of the individual retirement plans, individual retirement rollover accounts and simplified employee pension plans and simple retirement accounts (collectively "IRAs") for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as custodian and CBASM accounts or CMA SubAccounts SM established pursuant to the Uniform Gifts to Minors Acts or the Uniform Transfers to Minors Acts (or similar state statutes). For a description of the IRAs, see Appendix A to this Statement of Additional Information.

  Pursuant to the Merrill Lynch Select Pricing SM System, each Portfolio offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                                ---------------

  This Statement of Additional Information of the Program is not a prospectus and should be read in conjunction with the prospectus of the Program, dated May 23, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Program at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.
                                ---------------

              MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                ---------------

  The date of this Statement of Additional Information is May 23, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES

  The Program consists of five separate Portfolios: the Fundamental Value Portfolio, the Quality Bond Portfolio, the U.S. Government Securities Portfolio, the Global Opportunity Portfolio and the Growth Opportunity Portfolio, each with its own separate investment objectives. Each of the Portfolios pursues its investment objectives through separate investment policies. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of each Portfolio.

FUNDAMENTAL VALUE PORTFOLIO

  The Fundamental Value Portfolio seeks capital appreciation and, secondarily, income by investing in securities, primarily (i.e., at least 65% of the Portfolio's assets) in equities, that the Investment Adviser believes are undervalued and therefore represent investment value.

  Portfolio Turnover. The rate of portfolio turnover is not a limiting factor and, given the Portfolio's investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. The Portfolio pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. Although the Portfolio anticipates that its annual portfolio turnover rates should not exceed 100%, the turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended January 31, 1996 and 1997, the portfolio turnover rates of the Portfolio were 51.37% and 80.60%.

QUALITY BOND PORTFOLIO

  The Quality Bond Portfolio seeks a high level of current income and, secondarily, capital appreciation through investment primarily in securities rated in the top three rating categories of a nationally recognized rating agency such as Moody's, S&P or Fitch or in securities that possess, in the judgment of the Investment Adviser, similar credit characteristics. The Quality Bond Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed income securities, including corporate bonds and notes, convertible and nonconvertible debt securities and preferred stock and government obligations.

  Portfolio Turnover. The rate of portfolio turnover is not a limiting factor when management deems it appropriate to purchase or sell securities. The Portfolio expects that its annual turnover rate should not generally exceed 100%; however, during periods when interest rates fluctuate significantly, as they have during the past few years, the portfolio turnover rate may be substantially higher. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended January 31, 1996 and 1997, the portfolio turnover rates of the Portfolio were 86.68% and 91.10%.

U.S. GOVERNMENT SECURITIES PORTFOLIO

  The U.S. Government Securities Portfolio seeks a high current return through investments in U.S. Government and Government agency securities ("U.S. Government securities"), including GNMA mortgage-backed certificates, and other mortgage-backed government securities.

  While the Portfolio has authority to invest in all U.S. Government securities, it is anticipated that under certain market conditions, a significant portion of its portfolio of U.S. Government securities may consist of GNMA mortgage-backed certificates ("GNMA Certificates") and other U.S. Government securities representing ownership interests in mortgage pools. The Portfolio is authorized to acquire all types of U.S. Government securities representing ownership interests in mortgage pools which are presently issued or which may be issued in the future. In this regard, GNMA recently began offering a pass-through security backed by adjustable-rate mortgages. These securities bear interest at a rate which is adjusted either quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages. These securities are eligible for purchase by the Portfolio.

  Portfolio Turnover. The Investment Adviser will effect portfolio transactions without regard to any holding period if, in its judgment, such transactions are advisable in light of a change in general market, economic or financial conditions. While the Portfolio anticipates that its annual turnover rate should not exceed 400% under normal conditions, it is impossible to predict portfolio turnover rates. A high portfolio turnover rate involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Portfolio. See "Portfolio Transactions and Brokerage--Portfolio Turnover." For the fiscal years ended January 31, 1996 and 1997, the portfolio turnover rates of the Portfolio were 113.05% and 27.32%.

GLOBAL OPPORTUNITY PORTFOLIO

  The Portfolio's investment objective is to seek a high total investment return through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets, in response to changing market and economic trends.

  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Portfolio. If such restrictions should be reinstituted, it might become necessary for the Portfolio to invest all or substantially all of its assets in U.S. securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Portfolio's outstanding voting securities.

  The Portfolio's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Portfolio are redeemable on a daily basis on each day the Portfolio determines its net asset value in U.S. dollars, the Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares". Under present conditions, the Portfolio does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

  Portfolio Turnover. While it is the policy of the Portfolio generally not to engage in trading for short-term gains, the Investment Adviser will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. Accordingly, while the Portfolio anticipates that its annual turnover rate should not exceed 200% under normal conditions, it is impossible to predict portfolio turnover rates. A high rate of portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Portfolio. See "Portfolio Transactions and Brokerage--Portfolio Turnover." For the fiscal years ended January 31, 1997 the portfolio turnover rates of the Portfolio were 83.14% and 125.68%.

GROWTH OPPORTUNITY PORTFOLIO

  The investment objective of the Portfolio is to seek growth of capital. The Portfolio will seek to achieve its investment objective by investing in a portfolio of equity securities, placing particular emphasis on those securities that have exhibited above-average growth rates in earnings.

  Non-Diversified Status. The Growth Opportunity Portfolio is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments are limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  Portfolio Turnover. While the Portfolio generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Accordingly, while the Portfolio anticipates that its annual turnover rate should not exceed 150% under normal conditions, it is impossible to predict portfolio turnover rates. A high rate of portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Portfolio. See "Portfolio Transactions and Brokerage--Portfolio Turnover." For the fiscal year ended January 31, 1997 the portfolio turnover rate of the Portfolio was 51.63%.

  All of the Portfolios are subject to the Federal income tax requirement that less than 30% of the Portfolio's gross income be derived from gains from the sale or other disposition of securities held for less than three months.

OTHER INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS

  Writing of Covered Call Options. Each Portfolio may from time to time write (i.e., sell) covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Portfolio, in return for the premium income realized from the sale of the option may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Portfolio will not be able to sell the underlying security until the option expires, is exercised or the Program effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Program's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Program realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The use of covered call options is not a primary investment technique of any of the Portfolios and such options normally will be written on underlying securities as to which management does not anticipate significant short-term capital appreciation. In its use of options, the Program's investment adviser has access to personnel of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with extensive experience in options research and strategy. No Portfolio may write covered options on underlying securities exceeding 15% of that Portfolio's total assets.

  All options referred to herein and in the Program's Prospectus are options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange ("NYSE"). An option gives the purchaser of the option the right to buy, and obligates the writer (seller) to sell the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Program receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

  The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. A Portfolio will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Portfolio to make a closing purchase transaction in order to close out its position.

  Due to the relatively short time that exchanges have been dealing with options, options involve risks of possible unforeseen events which can be disruptive to the option markets or could result in the institution of certain procedures, including restriction of certain types of orders.

  Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, each of the Portfolios has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). The Portfolios may not:

    1. Make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act. This investment restriction does not apply to Growth Opportunity Portfolio which is non-diversified. See "Investment Objectives and Policies--Growth Opportunity Portfolio."

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Program's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by such Portfolio's investment policies as set forth in the Program's Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Program's Prospectus and Statement of Additional

  Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Additional investment restrictions adopted by the Portfolios, which may be changed by the Program's Board of Directors, without approval of the Program's shareholders, provide that the Portfolios may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. Applicable law currently allows the Portfolios to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Portfolio,
  (ii) 5% of the Portfolio's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Portfolio's total assets, taken at market value, would be invested in such securities, and
  (iv) the Portfolio, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments by the Portfolios in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Program has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Program's Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

  Portfolio securities of the Portfolios generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Program, the Portfolios are prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Portfolios are prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.

  Investment in Foreign Issuers. The Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may invest in securities of foreign issuers. Foreign companies may not be subject to uniform accounting and auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers. Securities of foreign issuers may be less liquid and more volatile than securities of United States issuers. Investment in foreign securities also involves certain risks, including fluctuations in foreign exchange rates, political and economic developments and the possible imposition of exchange controls.

                           MANAGEMENT OF THE PROGRAM

DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and portfolio managers of the Program, including their ages and principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Joe Grills (62)--Director(2)--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986, member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute; Director, Duke Management Company and the LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since January 1997.

  Walter Mintz (68)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

  Robert S. Salomon, Jr. (60)--Director (2)--106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Director, Common Fund and the Norwalk Community Technical College Foundation; Chairman and CEO of Salomon Brothers Asset Management Inc from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991.

  Melvin R. Seiden (66)--Director(2)--780 Third Avenue, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investments and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (63)--Director(2)--24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Associates (financial consultants).

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and a Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (63)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982; Senior Vice President of Princeton Services since 1993.

  Joseph T. Monagle, Jr. (48)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1990; Vice President of the Investment Adviser from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

  Kevin M. Rendino (30)--Vice President (1)(2)--Vice President of the Investment Adviser since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.

  Thomas R. Robinson (53)--Vice President(1)(2)--Senior Portfolio Manager of the Investment Adviser since November 1995; Manager of International Equity Strategy of ML & Co.'s Global Securities Research and Economics Group from 1989 to 1995.

  Jay C. Harbeck (62)--Vice President(1)(2)--Vice President of the Investment Adviser since 1986.

  Gregory Mark Maunz (44)--Vice President(1)(2)--Vice President of the Investment Adviser since 1985 and Portfolio Manager since 1984.

  Lawrence R. Fuller (56)--Portfolio Manager(1)--Vice President of the Investment Adviser since 1992; Senior Vice President and Director of Benefit Capital Management from 1984 to 1992.

  Donald C. Burke (36)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.
--------
(1) Interested person, as defined in the Investment Company Act, of the Program.
(2) Such Director or officer is a director or officer of certain other investment companies for which the Investment Adviser or its affiliates act as investment adviser(s). See "Compensation of Directors" below.

  At April 30, 1997, the Directors and officers of the Program as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of the Program. At that date, Mr. Zeikel, a Director and officer of the Program, and the other officers of the Program owned less than 1/4 of 1% of the outstanding Common Stock of ML & Co.

COMPENSATION OF DIRECTORS

  Pursuant to the terms of the Program's investment advisory agreement with the Investment Adviser relating to each Portfolio (each an "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Program as well as the fees of all Directors of the Program who are affiliated persons of ML & Co. or its subsidiaries. The Program pays each unaffiliated Director an annual fee of $1,500 plus a fee of $250 for each meeting attended and reimburses each Director for actual out-of-pocket expenses relating to attendance at meetings. Additionally, the Program has established an Audit Committee of the Board of Directors of which all of the unaffiliated Directors are members. Each member of such committee receives an annual fee of $1,500 plus a fee of $250 for each meeting attended and is reimbursed for actual out-of-pocket expenses related to attendance at meetings. Fees and expenses paid to the unaffiliated Directors by the Portfolios for the fiscal year ended January 31, 1997, were allocated to each Portfolio on the basis of the size of the Portfolio: Fundamental Value Portfolio, $10,606; Quality Bond Portfolio, $2,174; U.S. Government Securities Portfolio, $3,030; Global Opportunity Portfolio, $8,594 and Growth Opportunity Portfolio, $865.

  The following table sets forth for the fiscal year ended January 31, 1997, compensation paid by the Program to the unaffiliated Directors, and for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the unaffiliated Directors.

                                        PENSION OR RETIREMENT TOTAL COMPENSATION
                           COMPENSATION  BENEFITS ACCRUED AS    FROM MLAM/FAM
                             FROM THE      PART OF PROGRAM      ADVISED FUNDS
    NAME OF DIRECTOR         PROGRAM          EXPENSES        PAID TO DIRECTORS
    ----------------       ------------ --------------------- ------------------
Joe Grills(/1/)..........     $5,000            None               $164,000
Walter Mintz(/1/)........     $5,000            None               $164,000
Robert S. Salomon,
 Jr.(/1/)................     $5,000            None               $187,167
Melvin R. Seiden(/1/)....     $5,000            None               $164,000
Stephen B. Swensrud(/1/).     $4,500            None               $154,250

--------

(1) In addition to the Program, the Directors serve on the boards of MLAM/FAM Advised Funds as follows: Joe Grills (18 registered investment companies consisting of 38 portfolios), Walter Mintz (18 registered investment companies consisting of 38 portfolios), Robert S. Salomon (18 registered investment companies consisting of 38 portfolios), Melvin R. Seiden (18 registered investment companies consisting of 38 portfolios), and Stephen
    B. Swensrud (20 registered investment companies consisting of 49 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Program--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Program.

  The Investment Advisory Agreements provide that, subject to the direction of the Board of Directors of the Program, the Investment Adviser is responsible for the actual management of that Portfolio and for the review of that Portfolio's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for each Portfolio who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Portfolios and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory

Agreement. The Investment Adviser has access to the total securities research, economic research and computer applications facilities of Merrill Lynch and makes extensive use of these facilities.

  Securities held by the Portfolios also may be held by or be appropriate investments for other funds for which the Investment Adviser or its affiliates act as adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Program or other funds for which the Investment Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  As compensation for its services to the Portfolios, the Investment Adviser will receive from each Portfolio a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates:

                                        U.S. GOVERNMENT   GLOBAL      GROWTH
       FUNDAMENTAL VALUE   QUALITY BOND   SECURITIES    OPPORTUNITY OPPORTUNITY
           PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
       -----------------   ------------ --------------- ----------- -----------
             0.65%             0.50%         0.50%         0.75%       0.65%

  The table below sets forth for the fiscal years ended January 31, 1997 and 1996, the total advisory fee paid by each Portfolio to the Investment Adviser:

                                                         FEE AMOUNT ($)
                                                   -----------------------------
                                                   FOR THE FISCAL YEAR ENDED
                                                   -----------------------------
       PORTFOLIO                                      1997            1996
       ---------                                   ------------  ---------------
   Fundamental Value..............................    284,074       128,082(/4/)
   Quality Bond...................................     40,461(1)     23,114(/5/)
   U.S. Government Securities.....................     52,827(1)     37,948(/5/)
   Global Opportunity.............................    255,998(2)    146,953(/6/)
   Growth Opportunity.............................     57,884(3)         (/7/)

--------

(1) The Investment Adviser reimbursed the Portfolio for all of the advisory fee. In addition, the Investment Advisor reimbursed the Quality Bond Portfolio for $227,819, and U.S. Government Securities Portfolio for $259,312, respectively, of certain other expenses (excluding 12b-1 fees).

(2) The Investment Adviser reimbursed $87,899 of the advisory fee.

(3) The Investment Adviser reimbursed $17,978 of the advisory fee.

(4) The Investment Adviser reimbursed $23,907 of the advisory fee.

(5) The Investment Adviser reimbursed the Portfolio for all of the advisory fee. In addition, the Investment Adviser reimbursed the Quality Bond Portfolio for $93,347 of certain other expenses (excluding 12b-1 fees) and U.S. Government Securities Portfolio for 156,230 of certain other expenses (excluding 12b-1 fees).

(6) The Investment Adviser reimbursed $33,240 of certain other expenses (excluding 12b-1 fees).

(7) The Growth Opportunity Portfolio commenced operations on February 2, 1996.

  As described in the Prospectus, the Investment Adviser has entered into sub-advisory agreements with respect to Fundamental Value Portfolio, Global Opportunity Portfolio and Growth Opportunity Portfolio with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to each Portfolio.

  Each Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Portfolios connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Directors of the Program who are affiliated persons of ML & Co. or any of its subsidiaries. Each Portfolio pays all other expenses incurred in its operations and a portion of the Program's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to the particular Portfolio. Expenses which will be allocated on the basis of the size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), Commission fees, accounting costs and other expenses properly payable by the Portfolios and allocable on the basis of the size of the respective Portfolios. Accounting services are provided for the Portfolios by the Investment Adviser and the Portfolios reimburse the Investment Adviser for its costs in connection with such services. As required by the Distribution Agreements, the Distributor will pay certain of the expenses of the Portfolios incurred in connection with the offering of shares of each Portfolio, including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by the Portfolios.

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their power to exercise a controlling influence over its investment policies.

  Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement for each Portfolio will remain in effect from year to year if approved annually (a) by the Board of Directors of the Program or by a majority of the outstanding shares of the subject Portfolio and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolios.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" and "Redemption of Shares" in the Prospectus for certain information as to the purchase of shares of the Portfolios.

  The Program will offer shares solely to holders of IRAs for which Merrill Lynch acts as custodian and to CBA SM accounts and CMA SubAccounts SM established pursuant to the Uniform Gifts to Minors Acts or the Uniform Transfers to Minors Acts (or similar state statutes). The minimum initial purchase in any Portfolio is $100 and the minimum subsequent purchase in any Portfolio is $1.

  The Distributor, a subsidiary of the Investment Adviser, acts as the distributor of the shares of the Program. The applicable offering price for purchase orders is based on the net asset value of the Portfolio next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the NYSE (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE, on the day the orders are placed with the Distributor, provided the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Program. The Program or the Distributor may suspend the continuous offering of any Portfolio's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers.

  Each Portfolio issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of each Portfolio represents identical interests in the investment portfolio of that Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Investment Adviser, or its affiliate, FAM. Funds advised by the Investment Adviser or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  The Program has entered into separate distribution agreements with the Distributor on behalf of each Portfolio in connection with the continuous offering of each class of shares of each of the Portfolios (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Portfolios. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charge for the sale of Class A shares of the Fundamental Value Portfolio for the fiscal year ended January 31, 1997 was $183, of which $9 and $174 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class A shares of the Fundamental Value Portfolio for the fiscal year ended January 31, 1996 was $96, of which $5 and $91 were received by the Distributor and Merrill Lynch, respectively. There was no gross sales charge for the sale of Class A shares of the U.S. Government Securities Portfolio for the fiscal year ended January 31, 1997. The gross sales charge for the sale of Class A shares of the U.S. Government Securities Portfolio for the fiscal year ended January 31, 1996 was $49, of which $3 and $46 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class A shares of the Global Opportunity Portfolio for the fiscal year ended January 31, 1997 was $98, of which $3 and $95 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class A shares of the Global Opportunity Portfolio for the fiscal year ended January 31, 1996 was $210, of which $11 and $199 were received by the Distributor and Merrill Lynch, respectively. There was no gross sales charge for the sale of Class A shares of the Quality Bond Portfolio for the fiscal year ended January 31, 1997. There was no gross sales charge for the sale of Class A shares of the Growth Opportunity Portfolio for the fiscal year ended January 31, 1997. The gross sales charge for the sale of Class D shares of the Fundamental Value Portfolio for the fiscal year ended January 31, 1997 was $34,665, of which $1,669 and $32,996, were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the Fundamental Value Portfolio for the fiscal year ended January 31, 1996 was $47,105, of which $2,345 and $44,760 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the Quality Bond Portfolio for the fiscal year ended January 31, 1997 was $4,677, of which $307 and $4,370 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the Quality Bond Portfolio for the fiscal year ended January 31, 1996, was $2,829, of which $192 and $2,637 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the U.S. Government Securities Portfolio for the fiscal year ended January 31, 1997 was $1,829, of which $120 and $1,709 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the U.S. Government Securities Portfolio for the fiscal year ended January 31, 1996, was $3,074, of which $203 and $2,871 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the Global Opportunity Portfolio for the fiscal year ended January 31, 1997 was $28,819, of which $1,415 and $27,404 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the Global Opportunity Portfolio for the fiscal year ended January 31, 1996, was $19,543, of which $959 and $18,584 were received by the Distributor and Merrill Lynch, respectively. The gross sales charge for the sale of Class D shares of the Growth Opportunity Portfolio for the fiscal year ended January 31, 1997 was $20,469, of which $1,004 and $19,465 were received by the Distributor and Merrill Lynch, respectively.

  The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Portfolios, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Portfolios and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Portfolios and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of a Portfolio. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of a Portfolio and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of a Portfolio, except that shareholders already owning Class A shares of a Portfolio will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of a Portfolio. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Portfolio on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Portfolios subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Program and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Purchase Privilege of Certain Persons. Directors of the Program, directors and trustees of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees may purchase Class A shares of the Portfolios at net asset value.

  Class D shares of the Portfolios are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Portfolio with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Portfolio, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Portfolios are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of a Portfolio with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  Class D shares of the Portfolios are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of a Portfolio with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") regarding the account maintenance and/or distribution fees paid by the Portfolios to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Portfolio and its related class of shareholder. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Program, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Portfolio and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Portfolio without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Portfolio preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-backed sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Portfolios, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Portfolios to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Portfolio will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Portfolio rather than to the Distributor, however, the Portfolio will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of January 31, 1997, with respect to Class B and Class C shares indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the periods indicated.

                                            DATA CALCULATED AS OF JANUARY 31, 1997
                          ---------------------------------------------------------------------------
                                                        (IN THOUSANDS)
                                                                                            ANNUAL
                                             ALLOWABLE                                   DISTRIBUTION
                                   ALLOWABLE  INTEREST             AMOUNTS                  FEE AT
                          ELIGIBLE AGGREGATE     ON     MAXIMUM   PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS     SALES     UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
                          SALES(1)  CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          -------- --------- ---------- ------- -------------- --------- ------------
CLASS B SHARES, FOR THE
 PERIOD FEBRUARY 1, 1995
 (COMMENCEMENT OF
 OPERATIONS) TO JANUARY
 31, 1997:
Under NASD Rule as
 Adopted
Fundamental Value Port-
 folio..................  $25,471   $1,592      $156    $1,748       $374       $1,374       $261
Quality Bond Portfolio..  $ 4,197   $  262      $ 26    $  288       $ 38       $  250       $ 24
Global Opportunity Port-
 folio..................  $21,984   $1,374      $114    $1,488       $310       $1,178       $229
U.S. Government Securi-
 ties Portfolio.........  $ 3,794   $  237      $ 24    $  261       $ 35       $  226       $ 23
Growth Opportunity Port-
 folio..................  $ 7,888   $  493      $ 25    $  518       $ 48       $  470       $ 74
Under Distributor's Vol-
 untary Waiver
Fundamental Value Port-
 folio..................  $25,471   $1,592      $127    $1,719       $374       $1,345       $261
Quality Bond Portfolio..  $ 4,197   $  262      $ 21    $  283       $ 38       $  245       $ 24
Global Opportunity Port-
 folio..................  $21,984   $1,374      $110    $1,484       $310       $1,174       $229
U.S. Government Securi-
 ties Portfolio.........  $ 3,794   $  237      $ 19    $  256       $ 35       $  221       $ 23
Growth Opportunity Port-
 folio..................  $ 7,888   $  493      $ 39    $  532       $ 48       $  484       $ 74
CLASS C SHARES, FOR THE
 PERIOD FEBRUARY 1, 1995
 (COMMENCEMENT OF
 OPERATIONS) TO JANUARY
 31, 1997:
Under NASD Rule as
 Adopted
Fundamental Value Port-
 folio..................  $13,954   $  872      $ 84    $  956       $130       $  826       $113
Quality Bond Portfolio..  $ 2,220   $  139      $ 13    $  152       $ 13       $  139       $ 10
Global Opportunity Port-
 folio..................  $10,204   $  638      $ 56    $  694       $ 83       $  611       $ 80
U.S. Government Securi-
 ties Portfolio.........  $ 1,896   $  119      $ 12    $  131       $ 12       $  119       $ 10
Growth Opportunity Port-
 folio..................  $ 4,200   $  262      $ 13    $  275       $ 20       $  255       $ 35

--------
(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

  As described in Appendix A, there are three types of self-directed plans which are eligible to invest in the Portfolios: the individual retirement account, the individual retirement rollover account ("IRRA") and the Simplified Employee Pension Plan ("SEP-IRA") (collectively, "IRAs"). Although the amount which may be contributed to an IRA account in any one year is subject to certain limitations, assets already in an IRA account may be invested in the Portfolios without regard to such limitations.

  Shareholders considering transferring an IRA, CBA (R) account or CMA SubAccount SM in which Program shares are held from Merrill Lynch to another brokerage firm or financial institution should be aware that Program shares may only be held in a Merrill Lynch custodied IRA, or in a CBA (R) account or CMA SubAccount SM established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or other similar state statutes). Prior to any such transfer, a shareholder must either redeem the shares (paying any applicable CDSC), so that the cash proceeds can be transferred to the account at the new firm or exchange the shares for shares of another mutual fund advised by the Investment Adviser or its affiliates pursuant to the exchange privilege. It is possible, however, that the firm to which the account is to be transferred will not take delivery of shares of such fund, and then the shareholder would have to redeem these shares so that the cash proceeds can be transferred or continue to maintain an IRA, CBA (R) account or CMA
SubAccount SM at Merrill Lynch for those shares.

  Cash balances of participants who elect to have such funds automatically invested in shares of a Portfolio will be invested as follows. Cash balances arising from the sale of securities held in the account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Program and will be invested in shares of a Portfolio on the business day following the day that proceeds with respect thereto are received in the account. Proceeds giving rise to cash balances from the sale of securities held in the account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Program and will be invested in shares of a Portfolio on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the account or from a contribution to the IRA account or a deposit into the CBA (R) account or CMA SubAccount SM are invested in shares of the Portfolios on the business day following the date the payment is received in the account.

  Merrill Lynch has advised the Program that it will not charge an annual account fee upon any IRA, UGMA, UTMA accounts in a CBA(R) account or CMA SubAccount SM which participates in the Merrill Lynch Asset Builder SM Service, provided the account receives additional contributions of $250 annually and is invested solely in one or more of the Program's Portfolios or a money market fund advised by the Investment Adviser or its affiliates. If, however, a shareholder of any of the Portfolios exchanges any of his or her shares of a Portfolio for shares of another MLAM-advised mutual fund, Merrill Lynch will reinstate the IRA, CBA(R) or CMA SubAccount SM annual account fee, as the case may be. For information about current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA Disclosure Statement and the Custodial Agreement. For information about the current CBA(R) fees charged by Merrill Lynch, consult the Capital Builder(TM) Account Program description. For information about current CMA SubAccount SM fees charged by Merrill Lynch, consult the Cash Management Account(R) Program description.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of shares of the Portfolios.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission") or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Portfolios.

  Distributions from an IRA account to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to income and excise taxes. See "Dividends, Distributions and Taxes". There are, however, no adverse tax consequences resulting from redemptions of shares of the Portfolios where the redemption proceeds remain in the IRA account and are otherwise invested.

  The Program is required to redeem for cash all shares of each Portfolio of the Program. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption as described below. If such notice is received by Merrill Lynch prior to the determination of net asset value on any day (15 minutes after the close of business on the NYSE), the redemption will be effective on that day and payment generally will be made on the next business day. If the notice is received after the determination of net asset value on any day, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. Accrued but unpaid dividends will be paid on the payable date next following the date of redemption.

  Any shareholder may redeem shares of the Portfolios by submitting a written notice of redemption to Merrill Lynch. Participants in the Program should contact their Merrill Lynch Financial Consultant to effect such redemptions. Redemption requests should not be sent to the Program or to its Transfer Agent. In the case of an IRA account, the notice must bear the signature of the person in whose name the IRA is maintained, signed exactly as his or her name appears on the IRA adoption agreement. In the case of a CBA (R) or CMA (R) account, the notice must bear the signature of the person named as custodian for the account.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC, under most circumstances, the charge is waived (i) on redemptions of Class B shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or
(ii) on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $11,993 and $55,593, with respect to redemptions of Class B shares of Fundamental Value Portfolio, all of which was paid to Merrill Lynch. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $2,371 and $5,793, with respect to redemptions of Class C shares of Fundamental Value Portfolio, all of which was paid to Merrill Lynch. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $1,288 and $7,529, with respect to redemptions of Class B shares of Quality Bond Portfolio, all of which was paid to

Merrill Lynch. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $224 and $1,038, with respect to redemptions of Class C shares of Quality Bond Portfolio, all of which was paid to Merrill Lynch. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $12,061 and $51,643, with respect to redemptions of Class B shares of Global Opportunity Portfolio, all of which was paid to Merrill Lynch. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $1,357 and $4,084, with respect to redemptions of Class C shares of Global Opportunity Portfolio, all of which was paid to Merrill Lynch. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $2,636 and $5,590, with respect to redemptions of Class B shares of U.S. Government Securities Portfolio, all of which was paid to Merrill Lynch. For the fiscal years ended January 31, 1996 and 1997, the Distributor received CDSCs of $255 and $358, with respect to redemptions of Class C shares of U.S. Government Securities, all of which was paid to Merrill Lynch. For the fiscal year ended January 31, 1997, the Distributor received CDSCs of $9,146, with respect to redemptions of Class B shares of Growth Opportunity Portfolio, all of which was paid to Merrill Lynch. For the fiscal year ended January 31, 1997, the Distributor received CDSCs of $1,138, with respect to redemptions of Class C shares of Growth Opportunity Portfolio, all of which was paid to Merrill Lynch.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Reference is made to "Portfolio Transactions and Brokerage" in the Prospectus. Subject to policies established by the Board of Directors of the Program, the Investment Adviser is primarily responsible for the portfolio decisions of each of the Portfolios and the placing of the portfolio transactions for each of the Portfolios. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for each Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Portfolios will not necessarily be paying the lowest commission or spread available. Transactions with respect to the securities of small and emerging growth companies in which the Fundamental Value and Growth Opportunity Portfolios may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities of more established companies. The Portfolios have no obligation to deal with any broker in the execution of transactions for their portfolio securities. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Program, the Investment Adviser may consider sales of shares of the Portfolios as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolios.

  The Program has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Program of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research (such as securities and economic research and market forecasts) to the Investment Adviser may receive orders for transactions by the Portfolios. If, in the judgment of the Investment Adviser, a Portfolio will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement with the Program, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates.

  The Portfolios also may invest in securities traded in the over-the-counter OTC market. Transactions in the OTC market generally are principal transactions with dealers and the costs of such transactions involve dealer spreads. With respect to the OTC transactions, the Portfolios, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Quality Bond and the U.S. Government Securities Portfolios will consist primarily of dealer or underwriter spreads.

  Under the Investment Company Act, persons affiliated with the Program are prohibited from dealing with the Portfolios as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Program, including Merrill Lynch, may not serve as the Program's dealer in connection with such transactions. See "Investment Objectives and Policies--Investment Restrictions". However, affiliated persons of the Program may serve as its broker in the OTC transactions conducted on an agency basis.

  The ability and decisions of the Global Opportunity, Fundamental Value and Growth Opportunity Portfolios to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Portfolios are redeemable on a daily basis in U.S. dollars, the Global Opportunity, Fundamental Value and Growth Opportunity Portfolios intend to manage their portfolios so as to give reasonable assurance that they will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on portfolio strategies.

  The Global Opportunity, Fundamental Value and Growth Opportunity Portfolios anticipate that brokerage transactions involving securities of companies domiciled in countries other than the U.S. will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Global Opportunity, Fundamental Value and Growth Opportunity Portfolios will endeavor to achieve the best net results in effecting the transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

  The Board of Directors of the Program has considered the possibilities of seeking to recapture for the benefit of the Program brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the advisory fee payable by the Program to the Investment Adviser. After considering all factors deemed relevant, the Board made a determination not to seek such recapture. The Board will reconsider this matter from time to time. The Investment Adviser has arranged for the Program's custodian to receive any tender offer solicitation fees on behalf of the Program payable with respect to portfolio securities of the Program.

  The Global Opportunity, Fundamental Value and Growth Opportunity Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets.

  Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Portfolios in any of the portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Program, and annual statements as to aggregate compensation will be provided to the Portfolios. The Commission has the authority to issue regulations to broaden the prohibition contained in Section 11(a) to extend to transactions executed otherwise than on a national securities exchange. While there is no indication that it will do so, the Commission could under this authority issue regulations at any time which would prohibit affiliates from executing portfolio transactions for the Portfolios on foreign securities exchanges.

  For the fiscal year ended January 31, 1996, the Fundamental Value Portfolio paid total brokerage commissions of $98,736, of which $2,890, or 2.9%, was paid to Merrill Lynch for effecting 4.0% of the aggregate dollar amount of transactions in which the Portfolio paid brokerage commissions. For the fiscal year ended January 31, 1997 the Fundamental Value Portfolio paid total brokerage commissions of $141,506, of which $2,085, or 1.5%, was paid to Merrill Lynch for effecting 1.4% of the aggregate dollar amount of transactions in which the Portfolio paid brokerage commissions. For the fiscal year ended January 31, 1996, the Global Opportunity Portfolio paid total brokerage commissions of $77,410, of which $10,690, or 13.8%, was paid to Merrill Lynch for effecting 15.1% of the aggregate dollar amount of transactions in which the Portfolio paid brokerage commissions. For the fiscal year ended January 31, 1997 the Global Opportunity Portfolio paid total brokerage commissions of $86,689, of which $1,813, or 2.1%, was paid to Merrill Lynch for effecting 2.7% of the aggregate dollar amount of transactions in which the Portfolio paid brokerage commissions. For the fiscal year ended January 31, 1997 the Growth Opportunity Portfolio paid total brokerage commissions of $20,474, of which $1,578, or 7.7%, was paid to Merrill Lynch for effecting 7.7% of the aggregate dollar amount of transactions in which the Portfolio paid brokerage commissions. For the fiscal years ended January 31, 1996 and 1997, the Quality Bond Portfolio and the U.S. Government Securities Portfolio paid no brokerage commissions.

PORTFOLIO TURNOVER

  Each Portfolio intends to comply with the various requirements of the Internal Revenue Code of 1986, as amended (the "Code"), so as to qualify as a "regulated investment company" thereunder. See "Dividends, Distributions and Taxes". Among such requirements is a limitation to less than 30% on the amount of gross income which the Portfolios may derive from gain on the sale or other disposition of securities held for less than three months. Accordingly, the Portfolios' ability to effect certain portfolio transactions may be limited.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of each Portfolio is determined once daily Monday through Friday 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Each Portfolio also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Portfolio is required to sell or redeem shares. The net asset value per share of a Portfolio is computed by dividing the sum of the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares of a Portfolio generally will be lower than the per share net asset value of Class A shares of the same Portfolio reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Portfolio. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

When a Portfolio writes an option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by a Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Program.

                             SHAREHOLDER SERVICES

  The Program offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Program by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  A shareholder who maintains his or her account through a Merrill Lynch-custodied IRA will receive information regarding activity in his or her Merrill Lynch IRA as part of the Merrill Lynch retirement account statement. A shareholder who maintains his or her account through the CBA(R) or CMA (R) program will receive information regarding activity in the CBA(R) account or CMA SubAccount SM as part of his CBA(R) or CMA (R) statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestments of ordinary income dividends and long-term capital gains distributions. Shareholders considering transferring an IRA, CBA(R) account or CMA SubAccount SM in which Program shares are held from Merrill Lynch to another brokerage firm or financial institution should be aware that Program shares may only be held in a Merrill Lynch-custodied IRA, or in a CBA(R) account or CMA SubAccount SM established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or other similar state statutes). Prior to any such transfer, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or exchange the shares for shares of another mutual fund advised by the Investment Adviser or its affiliates pursuant to the exchange privilege. It is possible, however, that the firm to which the account is to be transferred will not take delivery of shares of such fund, and then the shareholder would have to redeem these shares so that the cash proceeds can be transferred or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares. In addition, shareholders considering transferring the holdings in their IRA, CBA(R) account or CMA SubAccount SM to a Merrill Lynch brokerage account should be aware that because Program shares may only be held in a Merrill Lynch-custodied IRA, or in a CBA(R) account or CMA SubAccount SM established pursuant to the Uniform Gifts to Minors Acts or Uniform Transfers to Minors Acts (or other similar state statutes), the shares will also in this instance have to be redeemed prior to such transfer or exchanged for another mutual fund advised by the Investment Adviser or its affiliates.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions of a Portfolio are reinvested automatically in full and fractional shares of that Portfolio, at the net asset value per share, of the respective Portfolio next determined on the ex-dividend date of such dividend or distribution. A shareholder may, at any time, by written notification to Merrill Lynch, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash and held in such shareholder's account rather than reinvested.

SYSTEMATIC REDEMPTION AND AUTOMATIC INVESTMENT PLANS

  At age 59 1/2, a Class A or Class D shareholder whose shares are held in an IRA account, may elect to receive systematic redemption payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Investors holding their Program shares in a CBA (R) account or CMA SubAccount SM may arrange to have periodic investments made in shares of the Portfolios in such account in amounts of $100 or more through the CMA (R)/CBA (R) Automated Investment Program. See "Dividends, Distributions and Taxes" for consequences of withdrawals from IRA accounts prior to age 59 1/2. In addition, Merrill Lynch offers an automated funding service which permits regular current year IRA contributions of up to $2,000 of compensation per year to be made to IRAs and an automated investment program which may be used for automated subsequent purchases of shares of the Program.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of each of the Portfolios have an exchange privilege with each other Portfolio of the Program and certain other MLAM-advised mutual funds. If, however, a shareholder of any of the Portfolios exchanges any of his or her shares of a Portfolio for shares of another MLAM-advised mutual fund, Merrill Lynch will reinstate the IRA, CBA (R) or CMA SubAccount SM annual account fee, as the case may be. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of a second Portfolio or another MLAM-advised mutual fund if the shareholder holds any Class A shares of the second
Portfolio or fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second Portfolio or fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Portfolio or MLAM-advised mutual fund, but does not hold Class A shares of the second Portfolio or fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second Portfolio or fund, the shareholder will receive Class D shares of the second Portfolio or fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Portfolio or MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second Portfolio or fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second Portfolio or fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other Portfolios or MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Program is tacked on to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another Portfolio or MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of a Portfolio generally may be exchanged into the Class A or Class D shares of the other Portfolios or funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to the Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of a Portfolio acquired through use of the exchange privilege will be subject to the Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is tacked on to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of a Portfolio for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Portfolio Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by tacking the two and a half year holding period of Portfolio Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  Shareholders also may exchange shares of a Portfolio into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of a Portfolio may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of a Portfolio for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Portfolio Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Portfolio been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and half years, any subsequent redemption will not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Program of the exchange. Shareholders of the Portfolios, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Program reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Program reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  Reference is made to "Additional Information--Dividends and Distributions" in the Prospectus.

FEDERAL TAX

  RICs. The following is a general summary of the treatment of regulated investment companies ("RICs") and their shareholders under the Code. The Program intends to continue to qualify each of the Portfolios for the special tax treatment afforded RICs under the Code. If it so qualifies, each Portfolio (but not its shareholders) will not be subject to Federal income tax with respect to the net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders. The Program intends to cause each Portfolio to distribute substantially all of such income.

  Each Portfolio of the Program is treated as a separate corporation for Federal income tax purposes. Each Portfolio therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Portfolio do not offset gains in another Portfolio, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Portfolio level rather than the Program level.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Program intends to cause each Portfolio to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of each Portfolio's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Portfolios will be liable for the tax only on the amount by which they do not meet the foregoing distribution requirements.

  Dividends paid by a Portfolio from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Portfolio shares. Any loss upon the sale or exchange of Portfolio shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Portfolio's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will ordinarily constitute capital gains to such holder (assuming the shares are held as a capital asset). Dividends are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Portfolio.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Program or who, to the Program's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  IRAs. With the exception of CBA (R) accounts and CMA SubAccounts SM established pursuant to the Uniform Gifts to Minors Acts or the Uniform Transfers to Minors Acts (or similar state statutes), investment in the Portfolios is limited to participants in IRAs for which Merrill Lynch acts as custodian. Accordingly, the general description of the tax treatment of RICs as set forth above is qualified for the IRA participants with respect to the special tax treatment afforded IRAs under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an IRA. Rather, distributions from an IRA will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. Such distributions would include
(i) any pre-tax contributions to the IRA (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) dividends (whether or not such dividends are classified as ordinary income or capital gain dividends). In addition to ordinary income tax, participants may be subject to the imposition of excise taxes on any distributed amount, including: (i) a 10 percent (or, in the case of certain SRA-IRA distributions, 25 percent) excise tax on any amount withdrawn from an IRA prior to the participant's attainment of age 59 1/2; and (ii) a 15 percent excise tax on the amount of any "excess distributions" (generally, amounts in excess of $160,000) made from the IRA and any other IRA or qualified retirement plan annually.

  Under certain limited circumstances (for example, if an individual for whose benefit an IRA is established engages in any transaction prohibited under
Section 4975 of the Code with respect to such account), the IRA could cease to be treated as an IRA as of the first day of such taxable year that such transaction occurred. If an IRA through which a shareholder holds Portfolio shares becomes ineligible for the special treatment afforded IRAs under the Code, such shareholder will be treated as having received a distribution on such first day of the taxable year from the IRA in an amount equal to the fair market value of all assets in the account. Thus, the shareholder would be taxed currently on (i) the amount of any pre-tax contributions and previously untaxed dividends held within the account, and (ii) all ordinary income and capital gain dividends paid by the Portfolios subsequent to such event, whether such dividends are received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of IRA disqualification, shareholders also could be subject to the 10% (or 25%) and 15% excise taxes described above. Additionally, IRA disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Portfolio unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

  Dividends and interest received by the Global Opportunity Portfolio and, to a lesser extent, the Fundamental Value and Growth Opportunity Portfolios, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because of their participation in an IRA, shareholders will not be able to credit or deduct such taxes in computing their taxable incomes. However, in the event of IRA disqualification, as discussed above, shareholders of the Global Opportunity Portfolio might be entitled to a credit or deduction with respect to their proportionate shares of foreign taxes paid by the Portfolio, subject to certain conditions and limitations in the Code, if the Portfolio is eligible and makes an election with the Internal Revenue Service. It is unlikely, however, that either the Fundamental Value or the Growth Opportunity Portfolio will be able to make this election.

  The Global Opportunity Portfolio and the Growth Opportunity Portfolio, to a lesser degree, may invest in high yield bonds, as described in the Prospectus. The U.S. Government Securities and Global Opportunity Portfolios may also invest in asset-backed securities, mortgaged-backed securities and derivative mortgage-backed securities. Furthermore, all of the Portfolios may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments. These instruments may be subject to special tax rules under which a Portfolio may be required to accrue and distribute income before amounts due under the obligations are paid.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

STATE TAX

  Ordinary income and capital gain dividends on RIC shares held in a disqualified IRA or outside of an IRA may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Generally, however, states exempt from state income taxation dividends on shares held within an IRA, and commence taxation on amounts actually distributed from an IRA. Such amounts are generally treated as ordinary income.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Program.

                                PERFORMANCE DATA

  From time to time the Program may include each Portfolio's average total return and other total return data, as well as yield for the Quality Bond and U.S. Government Securities Portfolios, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares of each Portfolio in accordance with formulae specified by the Commission.

  Average annual total return quotations for each Portfolio for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Program also may quote each Portfolio's total return and aggregate total return performance data for various specified time periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return since the aggregate rates of return reflect compounding over a longer period of time. The Program's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in a Portfolio at the beginning of each specified period.

  Yield quotations for a Portfolio are computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding in each Portfolio during the period that were entitled to receive dividends (c) multiplied by the maximum offering price/net asset value per share of that Portfolio on the last day of the period.

  Total return figures and yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Each Portfolio's total return will vary depending on market conditions, the securities comprising such Portfolio's holdings, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in any Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, a Portfolio may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, The Financial Times/Standard & Poor's Actuarial World Indices, the Morgan Stanley Capital International Indices, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report,

Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. As with other performance data, performance comparisons should not be considered indicative of the Portfolio's relative performance for any future period.

  Set forth below is the total return information for the Class A, Class B, Class C and Class D shares of each of the Portfolios for the periods indicated.

                                   CLASS A SHARES                      CLASS B SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
                         $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
                         ----------------- ----------------- ----------------- -----------------
FUNDAMENTAL VALUE PORT-
 FOLIO
-----------------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............       16.73%          $1,167.30           17.79%          $1,177.90
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............       18.40%          $1,401.90           19.08%          $1,418.10
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............       23.20%          $1,232.00           21.79%          $1,217.90
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1996..............       20.10%          $1,201.00           18.89%          $1,188.90
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............       40.19%          $1,401.90           41.81%          $1,418.10
QUALITY BOND PORTFOLIO
----------------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............       -1.59%          $  984.10           -2.19%          $  978.10
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............        3.69%          $1,075.20            3.52%          $1,071.70
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        2.51%          $1,025.10            1.62%          $1,016.20
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1996..............        9.22%          $1,092.20            8.35%          $1,083.50
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............        7.52%          $1,075.20            7.17%          $1,071.70

                                    CLASS A SHARES                      CLASS B SHARES
                          ----------------------------------- -----------------------------------
                                            REDEEMABLE VALUE                    REDEEMABLE VALUE
                           EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                          PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                          ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
                          $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
                          ----------------- ----------------- ----------------- -----------------
U.S. GOVERNMENT SECURI-
 TIES PORTFOLIO
-----------------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        0.57%           $1,005.70            0.00%          $1,000.00
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............        7.76%           $1,161.30            7.70%          $1,159.90
                                                    ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        4.76%           $1,047.60            3.90%          $1,039.00
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1996..............       15.47%           $1,154.70           14.53%          $1,145.30
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............       16.13%           $1,161.30           15.99%          $1,159.90
GLOBAL OPPORTUNITY PORT-
 FOLIO
------------------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        6.76%           $1,067.60            7.67%          $1,076.70
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............        8.93%           $1,186.66            9.41%          $1,197.10
                                                    ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............       12.68%           $1,126.80           11.67%          $1,116.70
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1996..............       11.15%           $1,111.50            9.89%          $1,098.90
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............       18.66%           $1,186.66           19.71%          $1,197.10
GROWTH OPPORTUNITY PORT-
 FOLIO
------------------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 2,
  1996) through the fis-
  cal year ended January
  31, 1997..............       11.74%           $1,174.10          12.84%           $1,128.00
                                                    ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 2,
  1996) through the fis-
  cal year ended January
  31, 1997..............       17.90%           $1,179.00          16.80%           $1,168.00
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 2,
  1996) through the fis-
  cal year ended January
  31, 1997..............       11.71%           $1,117.10          12.80%           $1,128.00

                                   CLASS C SHARES                      CLASS D SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
                         $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
                         ----------------- ----------------- ----------------- -----------------
FUNDAMENTAL VALUE PORT-
 FOLIO
-----------------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............       20.82%          $1,208.20           16.38%         $ 1,163.80
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............       20.35%          $1,448.40           18.12%         $ 1,395.30
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............       21.82%          $1,218.20           22.82%         $ 1,228.20
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1996..............       18.89%          $1,188.90           19.90%         $ 1,199.00
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............       44.84%          $1,448.40           39.53%         $ 1,395.30
QUALITY BOND PORTFOLIO
----------------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        0.60%          $1,006.00           -1.84%         $   981.60
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............        4.86%          $1,099.50            3.44%         $ 1,069.90
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        1.55%          $1,015.50            2.25%         $ 1,022.50
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1996..............        8.27%          $1,082.70            8.99%         $ 1,089.90
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............        9.95%          $1,099.50            6.99%         $ 1,069.90
U.S. GOVERNMENT SECURI-
 TIES PORTFOLIO
-----------------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        2.85%          $1,028.50            0.31%         $ 1,003.10
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............        8.97%          $1,187.40            7.47%         $ 1,154.90
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One year ended January
  31, 1997..............        3.83%          $1,038.30            4.49%         $ 1,044.90
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1996..............       14.36%          $1,143.60           15.13%         $ 1,151.30
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the fis-
  cal year ended January
  31, 1997..............       18.74%          $1,187.40           15.49%         $ 1,154.90

                                    CLASS C SHARES                      CLASS D SHARES
                          ----------------------------------- -----------------------------------
                                               REDEEMABLE                          REDEEMABLE
                                               VALUE OF A                          VALUE OF A
                           EXPRESSED AS A     HYPOTHETICAL     EXPRESSED AS A     HYPOTHETICAL
                          PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                          ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
                          $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
                          ----------------- ----------------- ----------------- -----------------
GLOBAL OPPORTUNITY PORT-
 FOLIO
------------------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One Year ended January
  31, 1997..............        10.61%          $1,106.10            6.65%          $1,066.50
 Inception (February 1,
  1995) through the
  fiscal year
  ended January 31,
  1997..................        10.71%          $1,225.60            8.71%          $1,181.70
                                                    ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One Year ended January
  31, 1997..............        11.61%          $1,116.10           12.56%          $1,125.60
 Inception (February 1,
  1995) through the
  fiscal year
  ended January 31,
  1996..................         9.81%          $1,098.10           10.80%          $1,108.00
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 1,
  1995) through the
  fiscal year
  ended January 31,
  1997..................        22.56%          $1,225.60           18.17%          $1,181.70
GROWTH OPPORTUNITY PORT-
 FOLIO
------------------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 2,
  1996) through the
  fiscal year
  ended January 31,
  1997..................        15.75%          $1,157.00          11.65%           $1,116.20
                                                    ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 2,
  1996) through the
  fiscal year
  ended January 31,
  1997..................        16.70%          $1,167.00          17.80%           $1,178.00
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (February 2,
  1996) through the
  fiscal year
  ended January 31,
  1997..................        15.70%          $1,157.00          11.62%           $1,116.20

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Program in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Program was incorporated under Maryland law on May 12, 1994. As of the date of this Statement of Additional Information, the Program has an authorized capital of 200,000,000 shares of Common Stock, par value $0.10 per share, of which 125,000,000 have been designated as follows: Fundamental Value Portfolio Series Common Stock which consists of 6,250,000 Class A shares, 6,250,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares; Quality Bond Portfolio Series Common Stock which consists of 6,250,000 Class A shares, 6,250,000 Class B shares, 6,250,000 Class C shares and 6,250,000

Class D shares; U.S. Government Securities Portfolio Series Common Stock which consists of 26,250,000 Class A shares, 26,250,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares; Global Opportunity Portfolio Series Common Stock which consists of 6,250,000 Class A shares, 6,250,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares; and Growth Opportunity Portfolio Series Common Stock which consists of 6,250,000 Class A shares, 6,250,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares. The Board of Directors of the Program may classify and reclassify the shares of a Portfolio into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Program does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Program. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Program and in the net assets of the Program on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Portfolio shares, based on the value of each Portfolio's net assets and number of shares outstanding as of January 31, 1997, is calculated as set forth below:

                                  FUNDAMENTAL VALUE PORTFOLIO                  GLOBAL OPPORTUNITY PORTFOLIO
                         --------------------------------------------- ---------------------------------------------
                          CLASS A     CLASS B     CLASS C    CLASS D    CLASS A     CLASS B     CLASS C    CLASS D
                         ---------- ----------- ----------- ---------- ---------- ----------- ----------- ----------
Net Assets.............. $  209,226 $34,827,598 $15,021,781 $4,180,092 $  129,067 $30,468,965 $10,658,359 $2,596,268
                         ========== =========== =========== ========== ========== =========== =========== ==========
Number of Shares
 Outstanding............     15,411   2,600,676   1,121,527    308,620     10,815   2,569,917     900,077    217,736
                         ========== =========== =========== ========== ========== =========== =========== ==========
Net Asset Value Per
 Share (net assets
 divided by number of
 shares outstanding).... $    13.58 $     13.39 $     13.39 $    13.54 $    11.93 $     11.86 $     11.84 $    11.92
Sales Charge(1).........        .75          **          **        .75        .66          **          **        .66
                         ---------- ----------- ----------- ---------- ---------- ----------- ----------- ----------
Offering Price.......... $    14.33 $     13.39 $     13.39 $    14.29 $    12.59 $     11.86 $     11.84 $    12.58
                         ========== =========== =========== ========== ========== =========== =========== ==========
                                    QUALITY BOND PORTFOLIO                 U.S. GOVERNMENT SECURITIES PORTFOLIO
                         --------------------------------------------- ---------------------------------------------
                          CLASS A     CLASS B     CLASS C    CLASS D    CLASS A     CLASS B     CLASS C    CLASS D
                         ---------- ----------- ----------- ---------- ---------- ----------- ----------- ----------
Net Assets.............. $2,253,978 $ 4,824,038 $ 1,885,012 $  452,114 $4,485,747  $4,514,545 $ 1,757,414 $  312,648
                         ========== =========== =========== ========== ========== =========== =========== ==========
Number of Shares
 Outstanding............    230,122     492,756     192,563     46,182    439,890     442,746     172,388     30,648
                         ========== =========== =========== ========== ========== =========== =========== ==========
Net Asset Value Per
 Share (net assets
 divided by number of
 shares outstanding).... $     9.79 $      9.79 $      9.79 $     9.79 $    10.20 $     10.20 $     10.19 $    10.20
Sales Charge(1).........        .41          **          **        .41        .43          **          **        .43
                         ---------- ----------- ----------- ---------- ---------- ----------- ----------- ----------
Offering Price.......... $    10.20 $      9.79 $      9.79 $    10.20 $    10.63 $     10.20 $     10.19 $    10.63
                         ========== =========== =========== ========== ========== =========== =========== ==========

                                              GROWTH OPPORTUNITY PORTFOLIO
                                         --------------------------------------
                                         CLASS A  CLASS B    CLASS C   CLASS D
                                         ------- ---------- ---------- --------
Net Assets.............................. $57,448 $9,816,397 $4,648,954 $818,999
                                         ======= ========== ========== ========
Number of Shares Outstanding............   4,873    840,723    398,309   69,522
                                         ======= ========== ========== ========
Net Asset Value Per Share (net assets
 divided by number of shares
 outstanding)........................... $ 11.79 $    11.68 $    11.67 $  11.78
Sales Charge(1).........................     .65         **         **      .65
                                         ------- ---------- ---------- --------
Offering Price.......................... $ 12.44 $    11.68 $    11.67 $  12.43
                                         ======= ========== ========== ========

--------

(1) For Class A and Class D shares of each Portfolio as follows: Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, 5.25% of offering price (5.54% of net asset value per share); Quality Bond and U.S. Government Securities Portfolios, 4.00% of offering price (4.17% of net asset value per share).
 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Program. The selection of independent auditors is subject to approval by the independent Directors of the Program. The independent auditors are responsible for auditing the annual financial statements of the Program.

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as Custodian of the Program's assets. The Custodian is responsible for safeguarding and controlling the Program's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Program's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Program's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Program--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Program.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Program ends on January 31 of each year. The Program will send to its shareholders at least semiannually reports showing the Program's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto which the Program has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act to which reference is hereby made.

  Under a separate agreement, ML & Co. has granted the Program the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Program at any time or to grant the use of such name to any other company, and the Program has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

  Certain Record Holders. On April 30, 1997, the Merrill Lynch Group, Inc., P.O. Box 9000, Princeton, New Jersey 08543-9000, owned of record the following percentages of the outstanding shares of Class A Common Stock of the Portfolios indicated:

                                                          PERCENT
               PORTFOLIO                                OF PORTFOLIO
               ---------                                ------------
        Quality Bond...................................    21.0%
        U.S. Government Securities.....................    38.6%

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Asset Builder Program,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of the Merrill Lynch Asset Builder Program, Inc. as of January 31, 1997, the related statements of operations for the year then ended and changes in net assets for the two year period then ended and the financial highlights for the two year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of the Merrill Lynch Asset Builder Program, Inc. as of January 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey

March 14, 1997

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)

                 Fundamental Value Portfolio

LATIN                                     Shares                                                             Value    Percent of
AMERICA          Industries                Held              Investments                          Cost     (Note 1a)  Net Assets
Argentina        Oil--International       45,000    Yacimientos Petroliferos Fiscales
                                                    S.A. (ADR)*                              $   862,750  $ 1,254,375    2.3%

                                                    Total Investments in Latin America           862,750    1,254,375    2.3

MIDDLE
EAST

Israel           Computer Services        68,500    Scitex Corp. Ltd.                            762,904      736,375    1.4

                                                    Total Investments in the Middle East         762,904      736,375    1.4

NORTH
AMERICA

United States    Airlines                 80,000  ++Mesa Air Group, Inc.                         696,742      520,000    1.0

                 Athletic Footwear        17,500    Reebok International Ltd.                    507,324      831,250    1.5

                 Auto--Related            60,900  ++National Auto Credit, Inc.                   623,556      662,288    1.2

                 Automotive               35,000    Ford Motor Co.                             1,078,176    1,124,375    2.1
                                          16,500    General Motors Corp.                         800,012      973,500    1.8
                                                                                             -----------  -----------  ------
                                                                                               1,878,188    2,097,875    3.9

                 Banking                  12,500    Bankers Trust New York Corp.                 796,351    1,062,500    2.0

                                          65,000  ++Hibernia Corp. (Class A)                     751,258      861,250    1.6
                                                                                             -----------  -----------  ------
                                                                                               1,547,609    1,923,750    3.6

                 Beverage &               20,000    Seagram Company Ltd. (The)                   679,112      792,500    1.5
                 Entertainment

                 Chemicals                 1,500    Great Lakes Chemical Corp.                    70,098       64,688    0.1
                                          30,000  ++Millennium Chemicals Inc.                    613,498      596,250    1.1
                                                                                             -----------  -----------  ------
                                                                                                 683,596      660,938    1.2

                 Entertainment            30,000  ++Harrah's Entertainment, Inc.                 556,740      585,000    1.1

                 Environmental            95,600  ++Allwaste Inc.                                526,415      513,850    1.0
                 Services

                 Financial Services        8,000    Student Loan Marketing Association           491,605      871,000    1.6

                 Hardware Products        20,000    Black & Decker Corp.                         628,132      670,000    1.2

                 Health Care              37,500  ++Humana, Inc.                                 705,910      712,500    1.3

                 Home Builders            40,000  ++Beazer Homes USA, Inc.                       659,255      645,000    1.2

                 Hospital Management      90,000  ++Transitional Hospitals Corp.                 792,131      821,250    1.5

                 Hotels                   12,500  ++ITT Corp.                                    550,401      714,063    1.3

                 Information              50,000  ++Apple Computer, Inc.                       1,142,450      825,000    1.6
                 Processing                9,000    International Business Machines Corp.        968,223    1,415,250    2.6
                                          82,700  ++Tandem Computers, Inc.                       880,564    1,147,462    2.1
                                                                                             -----------  -----------  ------
                                                                                               2,991,237    3,387,712    6.3

                 Machinery                32,500    ITT Industries Inc.                          752,558      820,625    1.5

                 Medical Services         38,800  ++Pharmaceutical Product Development,
                                                    Inc. (a)                                     581,693    1,105,800    2.0





                 Metals--Non-Ferrous      40,000    ASARCO Inc.                                1,084,257    1,100,000    2.0
                                          12,500    Phelps Dodge Corp.                           741,636      873,437    1.6
                                                                                             -----------  -----------  ------
                                                                                               1,825,893    1,973,437    3.6

                 Oil--Domestic            49,900  ++American Exploration Co.                     556,170      736,025    1.4
                                          45,000    Occidental Petroleum Corp.                 1,006,450    1,147,500    2.1
                                                                                             -----------  -----------  ------
                                                                                               1,562,620    1,883,525    3.5

                 Oil Refiners             70,000    Total Petroleum (North America) Ltd.         783,735      743,750    1.4

                 Paper & Forest           25,000    International Paper Co.                      967,851    1,021,875    1.9
                 Products                 30,000    Louisiana-Pacific Corp.                      765,796      622,500    1.1
                                                                                             -----------  -----------  ------
                                                                                               1,733,647    1,644,375    3.0

                 Pharmaceuticals           7,000    Bristol-Myers Squibb Co.                     513,760      889,000    1.6

                 Photography               9,000    Eastman Kodak Co.                            638,640      780,750    1.4

                 Publishing/              19,800    Dow Jones & Company, Inc.                    714,018      784,575    1.5
                 Newspapers

                 Real Estate              30,000    Evans Withycombe Residential, Inc.           609,085      630,000    1.2
                 Investment Trusts

                 Retail                  160,000  ++Charming Shoppes, Inc.                       672,371      750,000    1.4
                                          30,000    Dillard Department Stores Inc.               912,709      896,250    1.6
                                         100,100    Hechinger Co. (Class A)                      402,680      197,072    0.4
                                          80,000  ++Kmart Corporation                            846,317      890,000    1.6
                                          50,000  ++Woolworth Corp.                              634,936    1,018,750    1.9
                                                                                             -----------  -----------  ------
                                                                                               3,469,013    3,752,072    6.9

                 Savings & Loans          80,000    Greater New York Savings Bank                794,627    1,130,000    2.1
                                          27,200  ++PFF Bancorp Inc.                             306,550      397,800    0.7
                                                                                             -----------  -----------  ------
                                                                                               1,101,177    1,527,800    2.8

                 Semiconductors           20,000  ++Advanced Micro Devices Inc.                  237,128      700,000    1.3
                                          76,400  ++Integrated Device Technology, Inc.           879,634      792,650    1.4
                                          30,900  ++National Semiconductor Corp.                 545,679      857,475    1.6
                                          15,000    Texas Instruments, Inc.                      727,692    1,175,625    2.2
                                                                                             -----------  -----------  ------
                                                                                               2,390,133    3,525,750    6.5

                 Software--Computer       68,600  ++Mentor Graphics Corporation                  705,318      703,150    1.3

                 Steel                    41,800    USX-US Steel Group, Inc.                   1,248,759    1,321,925    2.4
                                          85,000  ++WHX Corp.                                    877,229      733,125    1.4
                                                                                             -----------  -----------  ------
                                                                                               2,125,988    2,055,050    3.8

                 Technology              110,000  ++Computervision Corp.                       1,008,276      825,000    1.5
                                          69,300  ++Exabyte Corp.                                891,920      736,312    1.3
                                          86,000  ++Micronics Computers, Inc.                    285,678      198,875    0.4
                                                                                             -----------  -----------  ------
                                                                                               2,185,874    1,760,187    3.2

                 Telecommunications       17,500    GTE Corp.                                    746,200      822,500    1.5
                                          50,000  ++U S West Media Group                         869,720      931,250    1.7
                                                                                             -----------  -----------  ------
                                                                                               1,615,920    1,753,750    3.2

                                                    Total Investments in North America        37,827,025   42,742,572   78.8


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

                 Fundamental Value Portfolio (concluded)

WESTERN                                   Shares                                                             Value    Percent of
EUROPE                                     Held             Investments                           Cost     (Note 1a)  Net Assets
United Kingdom   Conglomerates            80,800    Hanson PLC (ADR)*                        $   679,409  $   606,000    1.1%

                                                    Total Investments in Western Europe          679,409      606,000    1.1

SHORT-TERM                                Face
SECURITIES                               Amount               Issue

                 US Government                      Federal Home Loan Bank:
                 Agency            US$ 1,000,000      5.21% due 3/11/1997                        994,500      994,500    1.8
                 Obligations**         1,890,000      5.21% due 3/17/1997                      1,877,965    1,877,965    3.5
                                       2,000,000    Federal Home Loan Mortgage Corp.,
                                                      5.22% due 3/25/1997                      1,984,920    1,984,920    3.7
                                                    Federal National Mortgage Association:
                                       1,000,000      5.20% due 2/24/1997                        996,678      996,678    1.8
                                       3,200,000      5.19% due 3/07/1997                      3,184,315    3,184,315    5.9

                                                    Total Investments in Short-Term
                                                    Securities                                 9,038,378    9,038,378   16.7

                 Total Investments                                                           $49,170,466   54,377,700  100.3
                                                                                             ===========

                 Liabilities in Excess of Other Assets                                                       (139,003)  (0.3)
                                                                                                          ===========  ======
                 Net Assets                                                                               $54,238,697  100.0%
                                                                                                          ===========  ======

                *American Depositary Receipts (ADR).
               **Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.
               ++Non-income producing security.
              (a)Applied Bioscience International Inc. was acquired by
                 Pharmaceutical Product Development, Inc.

                 See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)

                 Global Opportunity Portfolio

                                          Face                                                               Value    Percent of
COUNTRY                                  Amount      Foreign Government Obligations               Cost     (Note 1a)  Net Assets
Denmark                        Dkr     5,000,000    Denmark Government Bonds, 8%
                                                    due 3/15/2006                            $   916,833  $   882,136    2.0%

Finland                        Fim     2,000,000    Finnish Government Bonds, 7.25%
                                                    due 4/18/2006                                451,354      442,351    1.0




France                         Frf     1,600,000    French Government OATS, 5.50%
                                                    due 4/25/2004                                301,488      294,712    0.7
                                       3,000,000    French Treasury Bill (BTAN), 5.50%
                                                    due 10/12/2001                               584,058      565,063    1.3
                                                                                             -----------  -----------  ------
                                                                                                 885,546      859,775    2.0

Germany                                             Bundesrepublik Deutschland:
                                DM       735,000      7.125% due 12/20/2002                      513,394      496,805    1.1
                                         850,000      6.50% due 10/14/2005                       547,951      548,593    1.3
                                         800,000    Treuhandanstalt, 6.875% due
                                                    6/11/2003                                    532,016      533,366    1.2
                                                                                             -----------  -----------  ------
                                                                                               1,593,361    1,578,764    3.6

Italy                          Lit 1,655,000,000    Buoni Poliennali del Tesoro (Italian
                                                    Government Bonds), 8.50% due 1/01/2004     1,171,703    1,108,861    2.5

Spain                          Pta    80,000,000    Bonos del Estado (Spanish Government
                                                    Bonds), 7.90% due 2/28/2002                  648,305      624,500    1.4

Sweden                                              Government of Sweden:
                               Skr     2,000,000      10.25% due 5/05/2000                       336,811      317,001    0.7
                                       6,400,000      8% due 8/15/2007                         1,004,679      955,422    2.2
                                                                                             -----------  -----------  ------
                                                                                               1,341,490    1,272,423    2.9

                                                    Total Investments in Foreign
                                                    Government Obligations                     7,008,592    6,768,810   15.4


                                                            US Government Obligations

United States                                       US Treasury Notes:
                                US$      500,000      5% due 1/31/1998                           495,586      496,795    1.1
                                         500,000      6.25% due 4/30/2001                        502,773      500,155    1.2

                                                    Total Investments in US Government
                                                    Obligations                                  998,359      996,950    2.3


                                                    Total Investments in Foreign &
                                                    US Government Obligations                  8,006,951    7,765,760   17.7

                                          Shares
                 Industries                Held             US Stocks
United States    Aerospace & Defense       3,500    AlliedSignal, Inc.                           253,009      245,875    0.6
                                           3,000    Northrop Grumman Corp.                       197,765      234,375    0.5
                                           3,000    United Technologies Corporation              110,912      209,250    0.5
                                                                                             -----------  -----------  ------
                                                                                                 561,686      689,500    1.6

                 Automobile Parts          7,000  ++Lear Corporation                             234,500      261,625    0.6

                 Automobiles               4,200    General Motors Corp.                         233,197      247,800    0.6

                 Banking                   7,700    The Bank of New York Company, Inc.           192,063      282,013    0.6
                                           2,400    BankAmerica Corp.                            248,481      267,900    0.6
                                           2,500    Citicorp                                     198,914      290,938    0.7
                                                                                             -----------  -----------  ------
                                                                                                 639,458      840,851    1.9

SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                 Global Opportunity Portfolio (continued)

                                          Shares                                                             Value    Percent of
COUNTRY          Industries                Held             US Stocks                             Cost     (Note 1a)  Net Assets
United States    Building &                5,500    Oakwood Homes Corporation                $   124,764  $   112,750    0.3%
(concluded)      Construction

                 Chemicals                 3,000  ++FMC Corporation                              212,542      210,375    0.5

                 Computer Sales            1,700    International Business Machines Corp.        186,823      267,325    0.6

                 Computer Services         3,800  ++cisco Systems, Inc.                          169,246      264,575    0.6

                 Computer Software         5,900  ++BMC Software, Inc.                           220,226      255,175    0.6
                                           5,175  ++Oracle Corp. (a)                             167,872      200,531    0.4
                                                                                             -----------  -----------  ------
                                                                                                 388,098      455,706    1.0

                 Computer Technology       5,200  ++Gulfstream Aerospace Corporation             128,409      120,250    0.3

                 Computers                 7,400  ++Cabletron Systems, Inc.                      255,712      257,150    0.6
                                           3,800  ++Compaq Computer Corp.                        281,803      330,125    0.7
                                                                                             -----------  -----------  ------
                                                                                                 537,515      587,275    1.3

                 Diversified               6,500    Corning, Inc.                                169,837      231,563    0.5

                 Drugs                     3,500  ++Centocor, Inc.                               127,149      133,438    0.3

                 Electrical Equipment      1,900    General Electric Company PLC                 150,368      195,700    0.5

                 Energy                   14,100    Edison International, Inc.                   269,839      301,388    0.7

                 Engineering &             5,500    Foster Wheeler Corporation                   230,178      212,438    0.5
                 Construction

                 Finance                   5,000    Countrywide Credit Industries, Inc.          151,815      149,375    0.3

                 Financial Services        4,950    American Express Company                     231,481      308,756    0.7
                                           6,600    First Data Corp.                             234,476      237,600    0.5
                                                                                             -----------  -----------  ------
                                                                                                 465,957      546,356    1.2

                 Foods                     6,800    H.J. Heinz Company                           223,452      273,700    0.6

                 Hardware Products         2,200    Black & Decker Corp.                          74,735       73,700    0.2

                 Hospital Management       8,400  ++Health Management Associates, Inc.
                                                    (Class A)                                    189,374      232,050    0.5

                 Hospital Supplies         4,700    Abbott Laboratories                          190,749      255,563    0.6

                 Insurance                 2,050    Aetna Inc. (c)                               156,273      161,950    0.4
                                           4,500    Allstate Corp.                               193,528      295,875    0.7
                                           5,600    Travelers Group Inc.                         294,513      293,300    0.7
                                           3,600    UNUM Corporation                             229,970      272,250    0.6
                                                                                             -----------  -----------  ------
                                                                                                 874,284    1,023,375    2.4

                 Leisure & Tourism         9,400    Brunswick Corporation                        233,238      236,175    0.5
                                           9,300    Carnival Corporation (Class A)               266,884      341,775    0.8
                                           5,221  ++Viacom, Inc. (Class B)                       191,700      178,819    0.4
                                                                                             -----------  -----------  ------
                                                                                                 691,822      756,769    1.7

                 Machinery                 4,000  ++American Standard Companies, Inc.            130,473      162,500    0.4

                 Manufacturing             5,400    Fisher Scientific International Inc.         170,672      236,925    0.5

                 Natural Gas               5,000    El Paso Natural Gas Co.                      251,413      269,375    0.6
                                           5,600    Enron Corp.                                  213,414      231,000    0.5





                                           3,100    IMC Global, Inc.                             120,164      118,188    0.3
                                                                                             -----------  -----------  ------
                                                                                                 584,991      618,563    1.4

                 Oil Service               7,700    Dresser Industries, Inc.                     162,474      260,838    0.6
                                           2,100    Schlumberger Ltd.                            132,364      233,363    0.5
                                                                                             -----------  -----------  ------
                                                                                                 294,838      494,201    1.1

                 Paper                     2,600    Kimberly-Clark Corp.                         199,836      253,500    0.6

                 Petroleum                 4,500    Pennzoil Company                             180,578      280,688    0.7
                                           6,400    Unocal Corp.                                 215,286      269,600    0.6
                                                                                             -----------  -----------  ------
                                                                                                 395,864      550,288    1.3

                 Pharmaceuticals           4,600    American Home Products Corporation           270,780      291,525    0.7
                                           3,200    Merck & Co., Inc.                            194,992      290,400    0.6
                                                                                             -----------  -----------  ------
                                                                                                 465,772      581,925    1.3

                 Railroads                 2,500    Burlington Northern Santa Fe                 202,835      218,750    0.5

                 Real Estate               5,400    Prentiss Properties Trust                    110,372      145,125    0.3
                 Investment Trust

                 Retail--Drug Stores       6,455    Rite Aid Corporation                         210,038      258,200    0.6

                 Retail Trade              4,400    Sears, Roebuck & Co.                         191,869      211,200    0.5

                 Steel                     1,000    AK Steel Holding Corp.                        38,999       40,250    0.1

                 Telecommunications        9,200  ++AirTouch Communications, Inc.                263,399      238,050    0.5
                                           3,600    Bell Atlantic Corporation                    205,486      242,100    0.6
                                           2,053    TCI Pacific Communications
                                                    (Convertible Preferred)                      192,635      190,929    0.4
                                                                                             -----------  -----------  ------
                                                                                                 661,520      671,079    1.5

                 Tobacco                   1,700    Philip Morris Companies, Inc.                163,704      202,087    0.5

                                                    Total Investments in US Stocks            11,047,580   13,088,040   29.9

                                                            Foreign Stocks

Argentina        Banking                  17,707    Banco de Galicia y Buenos Aires
                                                    S.A. (ADR)*                                  298,216      431,608    1.0
                                          15,237    Banco Frances del Rio de la Plata
                                                    S.A. (ADR)*                                  294,143      457,110    1.0
                                                                                             -----------  -----------  ------
                                                                                                 592,359      888,718    2.0

                 Petroleum                15,200    Yacimientos Petroliferos Fiscales
                                                    S.A. (ADR)*                                  315,268      423,700    1.0

                                                    Total Stocks in Argentina                    907,627    1,312,418    3.0

Brazil           Beverages               640,000    Companhia Cervejaria Brahma S.A.
                                                    PN (Preferred)                               355,180      389,326    0.9

                 Oil--Related          2,500,000    Petroleo Brasileiro S.A. (Petrobras)
                                                    (Preferred)                                  296,363      480,631    1.1

                 Telecommunications        4,600    Telecomunicacoes Brasileiras S.A.--
                                                    Telebras PN (ADR)*                           243,225      401,350    0.9

                                                    Total Stocks in Brazil                       894,768    1,271,307    2.9

Canada           Automotive Parts          7,300    Magna International, Inc. (Class A)          335,467      406,062    0.9

                 Conglomerates            15,800    Canadian Pacific, Ltd.                       267,558      428,575    1.0

                 Entertainment             6,000  ++Imax Corporation                             189,475      183,000    0.4

                 Fertilizers               5,300    Potash Corp. of Saskatchewan, Inc.           358,645      445,862    1.0

                                                    Total Stocks in Canada                     1,151,145    1,463,499    3.3

SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

                 Global Opportunity Portfolio (continued)

                                          Shares                                                             Value    Percent of
COUNTRY          Industries                Held             Foreign Stocks                        Cost     (Note 1a)  Net Assets
Finland          Paper & Forest           18,500  ++UPM-Kymmene Corp. (b)                    $   377,041  $   361,957    0.8%
                 Products

                 Telecommunications &      7,000    Nokia Corp. AB (ADR)*                        255,343      468,125    1.1
                 Equipment

                 Transportation            9,000    Finnlines OY                                 167,834      224,949    0.5

                                                    Total Stocks in Finland                      800,218    1,055,031    2.4

France           Insurance                10,600    Scor S.A.                                    409,263      381,447    0.9

                 Semi-Conductor            7,500  ++SGS-Thompson Microelectronics N.V.
                 Capital Equipment                  (NY Registered)                              274,852      530,625    1.2

                 Steel                    25,900    Usinor-Sacilor S.A.                          408,710      368,127    0.8

                 Tires                     7,200    Compagnie Generale des Establissement
                                                    Michelin S.A. (Class B)                      328,953      412,861    1.0

                                                    Total Stocks in France                     1,421,778    1,693,060    3.9

Germany          Apparel                   2,100  ++Puma AG                                       68,994       65,248    0.2

                 Chemicals                   600  ++Henkel KGaA                                   26,670       29,520    0.1
                                           5,400  ++Henkel KGaA (Preferred)                      229,478      274,252    0.6
                                                                                             -----------  -----------  ------
                                                                                                 256,148      303,772    0.7

                 Electronics               7,950    Siemens AG                                   401,514      389,929    0.9

                 Machinery &                 950    Mannesmann AG                                312,291      367,660    0.8
                 Equipment

                                                    Total Stocks in Germany                    1,038,947    1,126,609    2.6

Hong Kong        Banking                  20,000    HSBC Holdings PLC                            312,430      463,315    1.1

                 Telecommunications       19,000    Hong Kong Telecommunications Ltd.
                                                    (ADR)*                                       352,215      327,750    0.7

                                                    Total Stocks in Hong Kong                    664,645      791,065    1.8

Indonesia        Telecommunications       11,000    P.T. Indonesian Satellite Corp. (ADR)*       367,699      309,375    0.7

                                                    Total Stocks In Indonesia                    367,699      309,375    0.7

Italy            Machinery                71,000    Danieli & Co.                                266,366      300,220    0.7

                 Telecommunications       88,600    Societa Finanziara Telefonica S.p.A.
                                                    (STET)                                       253,451      437,310    1.0

                                                    Total Stocks in Italy                        519,817      737,530    1.7

Japan            Building &               34,000    Maeda Corp.                                  357,334      240,132    0.6
                 Construction             40,000    Okumura Corp.                                367,731      216,172    0.5
                                                                                             -----------  -----------  ------
                                                                                                 725,065      456,304    1.1

                 Capital Goods            44,000    Mitsubishi Heavy Industries, Ltd.            337,710      316,931    0.7

                 Consumer--Electronics     6,000    Rohm Company Ltd.                            331,262      393,564    0.9

                 Electrical Equipment     64,000    Mitsubishi Electric Corp.                    448,473      364,884    0.8




                 Electronics              17,000    Canon Inc.                                   306,699      360,479    0.8
                                          20,000    Matsushita Electric Industrial Co.,
                                                    Ltd.                                         319,779      301,980    0.7
                                                                                             -----------  -----------  ------
                                                                                                 626,478      662,459    1.5

                 Financial Services       22,000    Nomura Securities Co., Ltd.                  425,585      281,353    0.7

                 Insurance                40,000    Tokio Marine & Fire Insurance Co., Ltd.      442,529      363,036    0.8

                 Pharmaceuticals          19,000    Eisai Co., Ltd.                              353,439      366,832    0.8

                 Textiles                 60,000    Toray Industries Inc.                        385,098      341,584    0.8

                 Tires & Rubber           21,000    Bridgestone Corp.                            364,639      360,396    0.8

                 Warehouse & Storage      36,000    Mitsui-Soko Co., Ltd.                        307,384      198,416    0.5

                                                    Total Stocks in Japan                      4,747,662    4,105,759    9.4

Mexico           Beverages                 8,000    Panamerican Beverages, Inc. (Class A)        327,109      419,000    1.0

                 Conglomerates            12,800    Grupo Carso, S.A. de C.V. (ADR)*             203,726      155,200    0.3

                 Multi-Industry              178    Grupo Financiero Inbursa, S.A. de
                                                    C.V. (ADR)*                                    3,584        3,115    0.0

                 Paper & Forest           15,300    Kimberly-Clark de Mexico, S.A. de C.V        272,751      317,085    0.7
                 Producers

                 Telecommunications       12,800  ++Global Telecommunications Solutions,
                                                    Inc. (ADR)*                                   60,800       73,600    0.2

                                                    Total Stocks in Mexico                       867,970      968,000    2.2

Netherlands      Banking                   5,400    ABN AMRO Holding N.V.                        302,413      355,441    0.8

                                                    Total Stocks in the Netherlands              302,413      355,441    0.8

Norway           Transportation           42,089    Color Line ASA                               164,462      223,602    0.5
                 Services

                                                    Total Stocks in Norway                       164,462      223,602    0.5

Philippines      Beverages                82,000    San Miguel Corp. (Class B)                   272,811      330,243    0.7

                                                    Total Stocks in the Philippines              272,811      330,243    0.7

South Korea      Engineering &             4,900  ++Hyundai Engineering & Construction            63,847       23,275    0.0
                 Construction                       Co., Ltd. (GDR)**(d)

                                                    Total Stocks in South Korea                   63,847       23,275    0.0

Spain            Petroleum                 9,400    Repsol S.A. (ADR)*                           308,300      372,475    0.9

                                                    Total Stocks in Spain                        308,300      372,475    0.9

Sweden           Banking                  16,200    Sparbanken Sverige AB (Class A)              207,538      257,292    0.6

                 Investment               26,300    Bure Investment AB                           243,251      385,013    0.9
                 Management

                                                    Total Stocks in Sweden                       450,789      642,305    1.5

Switzerland      Electrical Equipment        285    BBC Brown Boveri & Cie (Bearer)              304,247      364,512    0.8

                 Pharmaceuticals           6,000  ++Novartis AG (ADR)* (e)                       285,354      341,250    0.8

                                                    Total Stocks in Switzerland                  589,601      705,762    1.6


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

                 Global Opportunity Portfolio (concluded)

                                          Shares                                                             Value    Percent of
COUNTRY          Industries                Held             Foreign Stocks                        Cost     (Note 1a)  Net Assets
United Kingdom   Banking                  29,000    National Westminster Bank PLC            $   309,851  $   358,535    0.8%

                 Beverages                46,300    Grand Metropolitan PLC                       324,693      344,639    0.8

                 Chemicals                 7,100    Imperial Chemical Industries PLC              91,648       85,845    0.2
                                           7,500    Imperial Chemical Industries PLC (ADR)*      389,042      368,437    0.8
                                                                                             -----------  -----------  ------
                                                                                                 480,690      454,282    1.0

                 Electrical Equipment     58,800    General Electric Co. PLC (Ordinary)          316,394      367,485    0.9

                 Pharmaceuticals          24,500    Glaxo Wellcome PLC                           340,903      392,416    0.9

                 Retail                   37,000    Boots Company PLC                            356,406      392,813    0.9

                 Steel                   134,000    British Steel PLC                            358,843      321,029    0.7

                 Telecommunications       94,000    Vodafone Group PLC                           329,936      406,714    0.9

                                                    Total Stocks in the United Kingdom         2,817,716    3,037,913    6.9


                                                    Total Investments in Foreign Stocks       18,352,215   20,524,669   46.8


                                                    Total Investments in US & Foreign
                                                    Stocks                                    29,399,795   33,612,709   76.7

SHORT-TERM                               Face
SECURITIES                              Amount              Issue
                 Commercial         US$1,516,000    General Electric Capital Corp.,
                 Paper***                           5.58% due 2/03/1997                        1,515,530    1,515,530    3.4

                                                    Total Investments in Short-Term
                                                    Securities                                 1,515,530    1,515,530    3.4

                 Total Investments                                                           $38,922,276   42,893,999   97.8
                                                                                             ===========
                 Unrealized Appreciation on Forward Foreign Exchange Contracts++++                            656,544    1.5
                 Other Assets Less Liabilities                                                                302,116    0.7
                                                                                                          -----------  ------
                 Net Assets                                                                               $43,852,659  100.0%
                                                                                                          ===========  ======

                *American Depositary Receipts (ADR).
               **Global Depositary Receipts (GDR).
              ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
              (a)Name changed from Oracle Systems Corp.
              (b)Name changed as a result of the merger of Kymmene Corporation and
                 Repola Ltd.
              (c)Name changed from Aetna Life & Casualty Co.
              (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
              (e)Name changed from Sandoz AG.
               ++Non-income producing security.
             ++++Forward foreign exchange contracts as of January 31, 1997 were as follows:

                 Foreign                   Expiration         Unrealized
                 Currency Sold                Date           Appreciation
                 Chf          450,000     February 1997        $ 10,933
                 DM        14,720,469     February 1997         201,822
                 Frf       10,575,000     February 1997          65,505
                 Pound      1,600,000     February 1997         144,461
                 Sterling
                 Pta       86,432,000     February 1997          28,355
                 YEN      508,000,000     February 1997         205,468

                 Total Unrealized Appreciation on Forward
                 Foreign Exchange Contracts--Net
                 (US$ Commitment--$19,262,633)                 $656,544
                                                               ========

                 See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)

                 Growth Opportunity Portfolio
                                          Shares                                                             Value    Percent of
                 Industries                Held             Common Stocks                         Cost     (Note 1a)  Net Assets
                 Advertising               3,400    Interpublic Group of Companies, Inc.     $   153,631  $   167,875    1.1%

                 Banking & Financial      13,000    H.F. Ahmanson & Company                      421,546      487,500    3.2
                                           3,000    State Street Boston Corp.                    164,596      219,375    1.4
                                           3,000    US Bancorp                                   129,706      136,500    0.9
                                           1,200    Wells Fargo & Co.                            312,573      365,700    2.4
                                                                                             -----------  -----------  ------
                                                                                               1,028,421    1,209,075    7.9

                 Beverages                 9,000    The Coca-Cola Company                        424,084      520,875    3.4

                 Communication Equipment   2,000  ++cisco Systems, Inc.                          147,250      139,250    0.9
                                           3,000  ++FORE Systems, Inc.                            89,250       87,375    0.6
                                           8,000    Lucent Technologies, Inc.                    420,273      434,000    2.8
                                           5,000    Telefonaktiebolaget LM Ericsson (ADR)*       168,585      168,125    1.1
                                                                                             -----------  -----------  ------
                                                                                                 825,358      828,750    5.4

                 Computers                 3,575  ++Compaq Computer Corp.                        249,445      310,578    2.0
                                           7,500    Hewlett-Packard Co.                          408,847      394,688    2.6
                                                                                             -----------  -----------  ------
                                                                                                 658,292      705,266    4.6

                 Cosmetics                 7,000    Gillette Company (The)                       459,160      570,500    3.7
                                             100    International Flavors & Fragrances Inc.        4,970        4,438    0.0
                                                                                             -----------  -----------  ------
                                                                                                 464,130      574,938    3.7

                 Electrical Equipment        100    Emerson Electric Company                       8,482        9,875    0.1
                                           4,000    General Electric Co.                         338,764      412,000    2.7
                                           2,000    Honeywell, Inc.                              144,477      144,250    0.9
                                                                                             -----------  -----------  ------
                                                                                                 491,723      566,125    3.7

                 Electronics               2,500    Intel Corp.                                  321,227      405,313    2.6

                 Energy                    7,000    El Paso Natural Gas Co.                      328,755      377,125    2.5
                                           8,000    Enron Corp.                                  344,341      330,000    2.2
                                                                                             -----------  -----------  ------
                                                                                                 673,096      707,125    4.7

                 Entertainment             6,400  ++Viacom, Inc. (Class A)                       241,568      217,600    1.4
                                           2,000    Walt Disney Co.                              121,933      146,500    1.0
                                                                                             -----------  -----------  ------
                                                                                                 363,501      364,100    2.4

                 Financial Services       13,500    Federal National Mortgage Association        451,454      533,250    3.5
                                           3,000    The Travelers Group, Inc.                    107,348      157,125    1.0
                                                                                             -----------  -----------  ------
                                                                                                 558,802      690,375    4.5

                 Food                      1,500    ConAgra, Inc.                                 70,590       75,750    0.5
                                           5,000    Nabisco Holdings Corporation (Class A)       184,143      191,250    1.3
                                           2,000    Sara Lee Corp.                                64,076       79,000    0.5
                                             100    Wrigley (Wm.) Jr. Co.                          5,920        5,813    0.0
                                                                                             -----------  -----------  ------
                                                                                                 324,729      351,813    2.3

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

                 Growth Opportunity Portfolio (concluded)

                                          Shares                                                             Value    Percent of
                 Industries                Held             Common Stocks                         Cost     (Note 1a)  Net Assets
                 Food Merchandising        4,000    Albertson's, Inc.                        $   159,212  $   140,000    0.9%
                                           4,000  ++Meyer (Fred), Inc.                           138,367      138,500    0.9
                                                                                             -----------  -----------  ------
                                                                                                 297,579      278,500    1.8

                 Hotels                    1,000    Marriott International, Inc.                  46,921       53,125    0.3

                 Household Products          500    Colgate-Palmolive Co.                         37,260       48,375    0.3
                                           2,500    Kimberly-Clark Corp.                         191,350      243,750    1.6
                                           2,000    Procter & Gamble Company                     172,295      231,000    1.5
                                                                                             -----------  -----------  ------
                                                                                                 400,905      523,125    3.4

                 Information Processing    1,000    Electronic Data Systems Corp. (b)             54,463       46,000    0.3
                                          10,000    First Data Corp.                             374,336      360,000    2.3
                                                                                             -----------  -----------  ------
                                                                                                 428,799      406,000    2.6

                 Insurance                 4,500    Aetna Inc. (c)                               353,425      355,500    2.3
                                           3,500    American International Group, Inc.           352,758      423,937    2.8
                                           9,000    Travelers/Aetna Property Casualty Corp.      253,471      328,500    2.1
                                                                                             -----------  -----------  ------
                                                                                                 959,654    1,107,937    7.2

                 Leisure                   3,500    Polygram N.V. (NY Registered Shares)         205,850      154,875    1.0

                 Medical Technology        3,000  ++Boston Scientific Corp.                      189,613      204,750    1.3
                                           6,000    Johnson & Johnson                            286,361      345,750    2.3
                                                                                             -----------  -----------  ------
                                                                                                 475,974      550,500    3.6

                 Oil & Services            4,800  ++Diamond Offshore Drilling, Inc.              340,411      317,400    2.1
                                           4,000    Schlumberger, Ltd.                           416,591      444,500    2.9
                                                                                             -----------  -----------  ------
                                                                                                 757,002      761,900    5.0

                 Pharmaceuticals           4,000  ++Amgen, Inc.                                  238,125      225,500    1.5
                                           1,500    Bristol-Myers Squibb Co.                     144,171      190,500    1.2
                                           5,500    Merck & Co., Inc.                            363,473      499,125    3.3
                                           7,000    Pfizer, Inc.                                 531,265      650,125    4.2
                                                                                             -----------  -----------  ------
                                                                                               1,277,034    1,565,250   10.2

                 Photography               1,200    Eastman Kodak Co.                             89,634      104,100    0.7

                 Pollution Control           500    WMX Technologies, Inc.                        14,160       18,312    0.1

                 Restaurants               3,000    McDonald's Corp.                             142,703      136,500    0.9

                 Retail--Specialty         6,800    Rite Aid Corp.                               236,425      272,000    1.8
                                             750  ++Staples, Inc.                                 13,000       15,375    0.1
                                                                                             -----------  -----------  ------
                                                                                                 249,425      287,375    1.9

                 Retail Stores             5,000    Wal-Mart Stores, Inc.                        120,805      118,750    0.8

                 Software--Computer        5,875    Computer Associates International, Inc.      297,390      266,578    1.7
                                           5,000  ++Microsoft Corp.                              360,850      509,375    3.3
                                           1,000  ++Oracle Corp. (a)                              35,973       38,750    0.3
                                                                                             -----------  -----------  ------
                                                                                                 694,213      814,703    5.3



                 Toys                      8,000    Hasbro, Inc.                                 307,534      316,000    2.1

                 Travel & Lodging          1,000    Carnival Corporation (Class A)                26,786       36,750    0.2

                                                    Total Investments in Common Stocks        12,781,972   14,325,332   93.4

                                           Face
                                          Amount            Short-Term Securities

                 US Government         $ 524,000    Federal Home Loan Mortgage Corp.,            523,840      523,840    3.4
                 Agency Obligations**               5.48% due 2/03/1997

                                                    Total Investments in Short-Term
                                                    Securities                                   523,840      523,840    3.4

                 Total Investments                                                           $13,305,812   14,849,172   96.8
                                                                                             ===========
                 Other Assets Less Liabilities                                                                492,626    3.2
                                                                                                          -----------  ------
                 Net Assets                                                                               $15,341,798  100.0%
                                                                                                          ===========  ======

                *American Depositary Receipts (ADR).
               **Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
              (a)Name changed from Oracle Systems Corp.
              (b)Name changed from General Motors Corp. (Class E).
              (c)Name changed from Aetna Life & Casualty Co.
               ++Non-income producing security.

                 See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)

                    Quality Bond Portfolio

                     S&P    Moody's   Face                                                                           Value
INDUSTRIES          Ratings Ratings  Amount                  Bonds & Notes                                 Cost    (Note 1a)
Asset-Backed        AAA     Aaa    $150,000   Banc One Credit Card Master Trust, Series B, 7.55%
Securities--1.6%                              due 12/15/1999                                          $  152,748  $  151,922

Banking--21.3%      AA-     Aa3     150,000   Banc One Milwaukee, 6.625% due 4/15/2003                   156,155     148,515
                    BBB+    A3      115,000 ++Bangkok Metropolitan Bank Public Co. Ltd., 7.25%
                                              due 9/15/2005                                              113,956     112,618
                    A-      A2      250,000   Bank of New York Company Inc. (The), 7.875% due
                                              11/15/2002                                                 276,675     262,300
                    BBB+    A1      100,000   Bank of New York Company Inc. (The), 7.97% due
                                              12/31/2026                                                  99,653     100,282
                    A+      A1      250,000   BankAmerica Corp., 6.65% due 5/01/2001                     249,863     249,820
                    BBB-    Baa3    200,000   Capital One Bank, 6.83% due 5/17/1999                      202,324     201,410
                    A       A2      253,000   First Chicago Corp., 9% due 6/15/1999                      268,428     265,812
                    AA-     Aa3     250,000   Norwest Corporation, 6.75% due 5/12/2000                   249,628     252,573
                    BBB+    A2      200,000   Wells Fargo & Company, 8.375% due 5/15/2002                213,120     212,548
                    BBB     A1      200,000   Wells Fargo Capital I, 7.96% due 12/15/2026                196,634     198,976
                                                                                                      ----------  ----------
                                                                                                       2,026,436   2,004,854

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

                    Quality Bond Portfolio (concluded)

                     S&P    Moody's   Face                                                                           Value
INDUSTRIES          Ratings Ratings  Amount                  Bonds & Notes                                 Cost    (Note 1a)
Financial           A       A2    $ 200,000   Bear Stearns Co., 6.75% due 8/15/2000                   $  198,730  $  200,778
Services--12.2%     A       A2      200,000   Beneficial Corporation, 7.75% due 11/08/2002               209,676     208,900
                    A       A2      150,000   Dean Witter, Discover & Co., 6.30% due 1/15/2006           149,340     141,585
                    AA-     A2      150,000   Pacific Mutual Life Insurance, Inc., 7.90%
                                              due 12/30/2023                                             147,533     151,214
                    A-      A2      150,000   Smith Barney Holdings, Inc., 6.875% due 6/15/2005          148,485     146,924
                    A       A1      100,000   Travelers Capital II, 7.75% due 12/01/2036                 100,170      96,142
                    A+      A1      200,000   The Travelers Group, Inc., 7.875% due 5/15/2025            205,616     204,932
                                                                                                      ----------  ----------
                                                                                                       1,159,550   1,150,475

Financial           A-      A3      200,000   General Motors Acceptance Corp.,
Services--                                    6.70% due 4/18/1997                                        203,006     200,448
Captive--2.1%
Financial           A+      A1      200,000   American General Finance Corp., 7.70% due
Services--                                    11/15/1997                                                 203,396     202,436
Consumer--5.1%      AA-     Aa3     200,000   Associates Corp. of North America, 5.25%
                                              due 9/01/1998                                              193,918     197,164
                    A+      Aa3      75,000   CIT Group Holdings, Inc., 7% due 9/30/1997                  75,607      75,571
                                                                                                      ----------  ----------
                                                                                                         472,921     475,171

Industrial--        AA-     A1      100,000   Anheuser-Busch Co., Inc., 8.75% due 12/01/1999             107,905     105,974
Consumer Goods--    A+      A1      100,000   Bass America, Inc., 8.125% due 3/31/2002                   105,928     105,896
5.6%                A-      A2      100,000   Sears, Roebuck & Co., 9.25% due 4/15/1998                  106,444     103,601
                    AA      A2      200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024                 207,350     210,804
                                                                                                      ----------  ----------
                                                                                                         527,627     526,275

Industrial--        AA      Aa2     175,000   BP America Inc., 9.375% due 11/01/2000                     200,263     191,784
Energy--2.0%

Industrial--        A       A2      150,000   Carnival Cruise Lines, Inc., 7.70% due 7/15/2004           156,745     155,160
Other--7.4%         A+      A1      200,000   Ford Motor Credit Company, 7% due 9/25/2001                199,204     202,914
                    A-      A3       90,000   IBP, Inc., 6.125% due 2/01/2006                             82,690      84,357
                    BBB+    A3      250,000   Lockheed Martin Corp., 6.55% due 5/15/1999                 249,880     250,972
                                                                                                      ----------  ----------
                                                                                                         688,519     693,403

Industrial--        A       A2      249,037 ++Disney Enterprises Inc., 6.85% due 1/10/2007**             248,870     247,294
Services--2.6%

Supranational--     AAA     Aaa     200,000   Asian Development Bank, 6.125% due 3/09/2004               198,300     195,906
2.1%

US Government                                 US Treasury Notes:
Obligations--9.3%   AAA     Aaa     150,000     7.125% due 10/15/1998                                    158,086     152,976
                    AAA     Aaa     200,000     7.50% due 11/15/2001                                     210,406     209,938
                    AAA     Aaa     200,000     5.875% due 2/15/2004                                     194,031     194,124
                    AAA     Aaa     300,000     7.25% due 8/15/2004                                      321,937     314,343
                                                                                                      ----------  ----------
                                                                                                         884,460     871,381


Utilities--         AA-     Aa2     200,000   Duke Power Co., 8% due 11/01/1999                          208,016     207,798
Electric--8.4%      AA-     A1      250,000   Northern States Power Company, 7.125% due 7/01/2025        254,800     243,665
                    A-      A3      180,000   Public Service Electric & Gas Co., 7.125%
                                              due 11/01/1997                                             181,514     181,193
                    A       A2      150,000   Virginia Electric & Power Co., 8.625% due 10/01/2024       166,200     158,094
                                                                                                      ----------  ----------
                                                                                                         810,530     790,750

Utilities--         A+      A2      300,000   Alltel Corp., 6.75% due 9/15/2005                          295,380     295,152
Communications--
3.1%

Yankees             BBB+    Baa1    200,000   Crown Cork & Seal Company, Inc., 6.75% due 12/15/2003      198,926     197,820
Corporate--7.4%     A       A3      250,000   Mass Transit Railway Corp., 7.25% due 10/01/2005           260,325     250,577
                    A+      A2      100,000   Pohang Iron & Steel Company, Ltd., 7.375%
                                              due 5/15/2005                                              101,816     100,805
                    BBB     A3      150,000   State Development Bank of China, 7.375%
                                              due 2/01/2007                                              149,601     149,601
                                                                                                      ----------  ----------
                                                                                                         710,668     698,803

Yankees             A+      A2      150,000   Province of Quebec, 7.125% due 2/09/2024                   150,195     141,441
Sovereign--1.5%

                                              Total Investments in Bonds & Notes--91.7%                8,729,473   8,635,059

SHORT-TERM
SECURITIES                                                  Issue

US Government &                     758,000   Federal Home Loan Mortgage Corp., 5.48%                    758,000     758,000
Agency                                        due 2/03/1997
Obligations*--8.1%

                                              Total Investments in Short-Term Securities--8.1%           758,000     758,000


                    Total Investments--99.8%                                                          $9,487,473   9,393,059
                                                                                                      ==========
                    Other Assets Less Liabilities--0.2%                                                               22,083
                                                                                                                  ----------
                    Net Assets--100.0%                                                                            $9,415,142
                                                                                                                  ==========

                   *Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
                  **Subject to principal paydowns.
                  ++The security may be offered and sold to "qualified institutional investors" under Rule 144A of the Securities Act of 1933.
                    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                    See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                        US Government Securities Portfolio

                                                                          Face     Interest        Maturity          Value
                        Issue                                            Amount      Rate           Date(s)         (Note 1a)
US Government &         Federal Home Loan Mortgage Corporation         $1,326,777  11.50 %        6/01/2019      $ 1,492,624
Agency Mortgage-        Federal Home Loan Mortgage Corporation--
Backed Obligations*--   Gold Program                                    1,869,683   7.50    8/01/2025-10/01/2025   1,873,180
80.1%                   Federal Home Loan Mortgage Corporation--
                        Gold Program                                    1,000,000   7.00         1/01/2020           980,620
                        Federal Home Loan Mortgage Corporation--
                        Gold Program                                    2,770,686   6.50    2/01/2011-5/01/2011    2,725,909
                        Government National Mortgage Association        1,790,949   7.50   12/15/2022-10/01/2025   1,799,656

                        Total US Government & Agency Mortgage-Backed Obligations (Cost--$8,854,797)                8,871,989

US Government           US Treasury Notes                                 700,000   6.00         8/15/1999           699,559
Obligations--13.6%      US Treasury STRIPS****                          1,000,000   5.476++      8/15/2000           806,120

                        Total US Government Obligations (Cost--$1,511,443)                                         1,505,679

SHORT-TERM
SECURITIES

US Government           Federal National Mortgage Association,          1,000,000   5.25         2/13/1997           998,542
Agency                  Discount Note
Obligations***--9.0%
                        Face Amount                               Issue
Repurchase              $481,000            Nikkos Securities Company, purchased on 1/31/1997 to
Agreements**--4.4%                          yield 5.51% to 2/03/1997                                                 481,000

                        Total Investments in Short-Term Securities (Cost--$1,479,542)                              1,479,542


                        Total Investments (Cost--$11,845,782)--107.1%                                             11,857,210

                        Liabilities in Excess of Other Assets--(7.1%)                                               (786,856)
                                                                                                                 -----------
                        Net Assets--100.0%                                                                       $11,070,354
===========

                       *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                      **Repurchase Agreements are fully collateralized by US Government &
                        Agency Obligations.
                     ***Certain US Government Obligations are traded on a discount basis;
                        the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
                    ****STRIPS--Separate Trading of Registered Interest and Principal of
                        Securities.
                      ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.

                        See Notes to Financial Statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]
                     -------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                    Fundamental     Global        Growth       Quality      US Government
                                                       Value     Opportunity    Opportunity      Bond        Securities
                    As of January 31, 1997           Portfolio    Portfolio      Portfolio     Portfolio      Portfolio
Assets:             Investments, at value*
                    (Note 1a)                       $54,377,700  $42,893,999    $14,849,172   $ 9,393,059    $11,857,210
                    Foreign cash (Note 1c)                   --          612             --            --             --
                    Cash                                  5,013          107          9,484         1,089            777
                    Unrealized appreciation on
                    forward foreign exchange
                    contracts (Note 1b)                      --      656,544             --            --             --
                    Receivables:
                      Securities sold                   128,566      284,558        319,295       153,158             --
                      Interest                               --      183,512             --       157,437         89,243
                      Capital shares sold               141,339      160,850        149,379         6,276          3,217
                      Investment adviser (Note 2)            --           --             --        63,210         70,037
                      Dividends                          24,747       42,378         13,826            --             --
                      Principal paydowns                     --           --             --            --         13,309
                    Deferred organization expenses
                    (Note 1f)                            22,240       51,891         64,510        12,735         27,849
                    Prepaid registration fees and
                    other assets (Note 1f)               99,094       46,558         12,346        61,682         45,987
                                                    -----------  -----------    -----------   -----------    -----------
                    Total assets                     54,798,699   44,321,009     15,418,012     9,848,646     12,107,629
                                                    -----------  -----------    -----------   -----------    -----------

Liabilities:        Payables:
                      Securities purchased              290,284      237,250             --       361,750        973,896
                      Capital shares redeemed            72,665       53,130         14,951        26,389         12,379
                      Distributor (Note 2)               42,296       34,540         11,583         4,556          4,195
                      Investment adviser (Note 2)        29,300       27,192          7,874            --             --
                      Dividends to shareholders
                      (Note 1g)                              --           --             --        16,399         18,474
                      Forward foreign exchange
                      contracts (Note 1b)                    --        1,190             --            --             --
                    Accrued expenses and other
                    liabilities                         125,457      115,048         41,806        24,410         28,331
                                                    -----------  -----------    -----------   -----------    -----------
                    Total liabilities                   560,002      468,350         76,214       433,504      1,037,275
                                                    -----------  -----------    -----------   -----------    -----------

Net Assets:         Net assets                      $54,238,697  $43,852,659    $15,341,798   $ 9,415,142    $11,070,354
                                                    ===========  ===========    ===========   ===========    ===========

Net Assets          Class A Common Stock, $0.10
Consist of:         par value++                     $     1,541  $     1,081    $       487   $    23,012    $    43,989
                    Class B Common Stock, $0.10
                    par value++++                       260,068      256,992         84,072        49,276         44,275
                    Class C Common Stock, $0.10
                    par value++++++                     112,153       90,008         39,831        19,256         17,239
                    Class D Common Stock, $0.10
                    par value++++++++                    30,862       21,774          6,952         4,618          3,065
                    Paid-in capital in excess
                    of par                           45,653,660   38,384,675     13,442,355     9,467,890     10,947,717
                    Accumulated investment
                    loss--net                          (478,635)     (10,827)      (154,034)           --             --
                    Undistributed (accumulated)
                    realized capital gains
                    (losses) on investments and
                    foreign currency
                    transactions--net(Note 7)         3,451,814      491,980        378,775       (19,779)         2,641
                    Accumulated distributions
                    in excess of realized
                    capital gains on investments
                    --net (Note 1g)                          --           --             --       (34,717)            --
                    Unrealized appreciation
                    (depreciation) on investments
                    and foreign currency
                    transactions--net                 5,207,234    4,616,976      1,543,360       (94,414)        11,428
                                                    -----------  -----------    -----------   -----------    -----------
                    Net assets                      $54,238,697  $43,852,659    $15,341,798   $ 9,415,142    $11,070,354
                                                    ===========  ===========    ===========   ===========    ===========


Net Asset Value:    Class A:
                      Net assets                    $   209,226  $   129,067    $    57,448   $ 2,253,978    $ 4,485,747
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding                 15,411       10,815          4,873       230,122        439,890
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.58  $     11.93    $     11.79   $      9.79    $     10.20
                                                    ===========  ===========    ===========   ===========    ===========

                    Class B:
                      Net assets                    $34,827,598  $30,468,965    $ 9,816,397   $ 4,824,038    $ 4,514,545
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding              2,600,676    2,569,917        840,723       492,756        442,746
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.39  $     11.86    $     11.68   $      9.79    $     10.20
                                                    ===========  ===========    ===========   ===========    ===========

                    Class C:
                      Net assets                    $15,021,781  $10,658,359    $ 4,648,954   $ 1,885,012    $ 1,757,414
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding              1,121,527      900,077        398,309       192,563        172,388
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.39  $     11.84    $     11.67   $      9.79     $    10.19
                                                    ===========  ===========    ===========   ===========    ===========

                    Class D:
                      Net assets                    $ 4,180,092  $ 2,596,268    $   818,999   $   452,114    $   312,648
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding                308,620      217,736         69,522        46,182         30,648
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.54  $     11.92    $     11.78   $      9.79    $     10.20
                                                    ===========  ===========    ===========   ===========    ===========

                     *Identified cost               $49,170,466  $38,922,276    $13,305,812   $ 9,487,473    $11,845,782
                                                    ===========  ===========    ===========   ===========    ===========
                    ++Authorized shares--Class A      6,250,000    6,250,000      6,250,000     6,250,000     26,250,000
                                                    ===========  ===========    ===========   ===========    ===========
                  ++++Authorized shares--Class B      6,250,000    6,250,000      6,250,000     6,250,000     26,250,000
                                                    ===========  ===========    ===========   ===========    ===========
                ++++++Authorized shares--Class C      6,250,000    6,250,000      6,250,000     6,250,000      6,250,000
                                                    ===========  ===========    ===========   ===========    ===========
              ++++++++Authorized shares--Class D      6,250,000    6,250,000      6,250,000     6,250,000      6,250,000
                                                    ===========  ===========    ===========   ===========    ===========

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

                                                    Fundamental     Global        Growth       Quality      US Government
                    For the Year Ended                 Value     Opportunity    Opportunity      Bond        Securities
                    January 31, 1997                 Portfolio    Portfolio      Portfolio     Portfolio      Portfolio
Investment Income   Interest and discount earned*   $   245,212  $   627,518    $    70,071   $   549,506    $   703,108
(Notes 1d & 1e):    Dividends**                         614,117      528,065        105,824            --             --
                    Other                                    --           --             --           492             --
                                                    -----------  -----------    -----------   -----------    -----------
                    Total income                        859,329    1,155,583        175,895       549,998        703,108
                                                    -----------  -----------    -----------   -----------    -----------

Expenses:           Registration fees (Note 1f)          87,658      267,666         61,496       105,639        169,918
                    Investment advisory fees
                    (Note 2)                            284,074      255,998         57,884        40,461         52,827
                    Account maintenance and
                    distribution fees--Class B
                    (Note 2)                            283,793      237,750         52,397        29,716         28,821
                    Transfer agent fees--Class B
                    (Note 2)                            157,251      145,212         41,517        21,851         10,648
                    Printing and shareholder
                    reports                             117,813       99,268         19,846        21,580         13,409
                    Account maintenance and
                    distribution fees--Class C
                    (Note 2)                            117,326       79,435         24,977        12,944         11,916
                    Accounting services (Note 2)         96,812       76,883         24,366        20,217          4,466
                    Transfer agent fees--Class C
                    (Note 2)                             68,439       51,576         20,825         9,301          4,356
                    Professional fees                    50,859       40,525          3,683        12,005         15,372
                    Custodian fees                       21,670       46,515         13,524        11,297         12,179
                    Amortization of organization
                    expenses (Note 1f)                    7,413       17,297         16,127         4,260          9,300
                    Transfer agent fees--Class D
                    (Note 2)                             15,856       10,464          3,156         1,422            530
                    Transfer agent fees--Class A
                    (Note 2)                                754        1,854          4,986         9,543         10,017
                    Directors' fees and expenses         10,606        8,594            865         2,174          3,030
                    Account maintenance fees--
                    Class D (Note 2)                      8,573        5,122          1,192           819            664
                    Pricing fees (Note 2)                   273        5,492            120         2,701          1,555
                    Other                                 8,794        6,225            946         5,829          4,532
                                                    -----------  -----------    -----------   -----------    -----------
                    Total expenses before
                    reimbursement                     1,337,964    1,355,876        347,907       311,759        353,540
                    Reimbursement of expenses
                    (Note 2)                                 --      (87,899)       (17,978)     (268,280)      (312,139)
                                                    -----------  -----------    -----------   -----------    -----------
                    Total expenses after
                    reimbursement                     1,337,964    1,267,977        329,929        43,479         41,401
                                                    -----------  -----------    -----------   -----------    -----------
                    Investment income (loss)--net      (478,635)    (112,394)      (154,034)      506,519        661,707
                                                    -----------  -----------    -----------   -----------    -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                6,235,956    1,275,133        378,775       (51,285)           243
Gain (Loss) on        Foreign currency
Investments &         transactions--net                      --      178,163             --            --             --
Foreign Currency    Change in unrealized
Transactions--Net   appreciation (depreciation)
(Notes 1b, 1c,      on:
1e & 3):              Investments--net                2,839,304    2,283,988      1,543,360      (231,164)      (194,411)
                      Foreign currency
                      transactions--net                      --      626,707             --            --             --
                                                    -----------  -----------    -----------   -----------    -----------
                    Net realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions                      9,075,260    4,363,991      1,922,135      (282,449)      (194,168)
                                                    -----------  -----------    -----------   -----------    -----------
                    Net Increase in Net Assets
                    Resulting from Operations       $ 8,596,625  $ 4,251,597    $ 1,768,101   $   224,070    $   467,539
                                                    ===========  ===========    ===========   ===========    ===========

                   *Net of foreign withholding
                    tax on interest                          --  $     5,366             --            --             --
                                                    ===========  ===========    ===========   ===========    ===========
                  **Net of foreign
                    withholding tax on
                    dividends                       $    15,579  $    30,457    $       828            --             --
                                                    ===========  ===========    ===========   ===========    ===========

                  ++The Portfolio commenced operations on February 2, 1996.

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Fundamental                Global Opportunity
                                                                      Value Portfolio                   Portfolio

                                                                    For the Year Ended             For the Year Ended
                                                                        January 31,                    January 31,
                    Increase (Decrease) in Net Assets:              1997           1996++         1997           1996++
Operations:         Investment income (loss)--net               $  (478,635)   $   (81,282)   $  (112,394)   $   363,179
                    Realized gain (loss) on investments
                    and foreign currency transactions--net        6,235,956        563,770      1,453,296       (132,463)
                    Change in unrealized appreciation on
                    investments and foreign currency
                    transactions--net                             2,839,304      2,367,930      2,910,695      1,706,281
                                                                -----------    -----------    -----------    -----------
                    Net increase in net assets resulting
                    from operations                               8,596,625      2,850,418      4,251,597      1,936,997
                                                                -----------    -----------    -----------    -----------

Dividends &         Investment income--net:
Distributions to      Class A                                            --             --             --        (90,788)
Shareholders          Class B                                            --             --             --       (193,635)
(Note 1g):            Class C                                            --             --             --        (56,404)
                      Class D                                            --             --             --        (22,352)
                    In excess of investment income--net:
                      Class A                                            --             --         (1,274)       (28,087)
                      Class B                                            --             --        (65,176)       (59,905)
                      Class C                                            --             --        (25,328)       (17,449)
                      Class D                                            --             --        (21,506)        (6,915)
                    Realized gain on investments--net:
                      Class A                                       (11,190)        (1,832)        (1,213)            --
                      Class B                                    (1,597,213)      (326,209)      (298,844)            --
                      Class C                                      (693,946)      (125,467)      (104,853)            --
                      Class D                                      (215,995)       (38,990)       (25,165)            --
                    In excess of realized gain on
                    investments--net:
                      Class A                                            --           (978)            --        (14,537)
                      Class B                                            --       (174,333)            --        (41,351)
                      Class C                                            --        (67,053)            --        (11,895)
                      Class D                                            --        (20,837)            --         (3,787)
                    Return of capital--net:
                      Class A                                            --           (265)            --             --
                      Class B                                            --        (47,208)            --             --
                      Class C                                            --        (18,157)            --             --
                      Class D                                            --         (5,642)            --             --
                                                                -----------    -----------    -----------    -----------
                    Net decrease in net assets resulting
                    from dividends and distributions to
                    shareholders                                 (2,518,344)      (826,971)      (543,359)      (547,105)
                                                                -----------    -----------    -----------    -----------
Capital Share       Net increase in net assets derived from
Transactions        capital share transactions                   16,589,653     29,522,316     14,719,748     24,009,781
(Note 4):                                                       -----------    -----------    -----------    -----------

Net Assets:         Total increase in net assets                 22,667,934     31,545,763     18,427,986     25,399,673
                    Beginning of year                            31,570,763         25,000     25,424,673         25,000
                                                                -----------    -----------    -----------    -----------
                    End of year                                 $54,238,697    $31,570,763    $43,852,659    $25,424,673
                                                                ===========    ===========    ===========    ===========

                  ++The Program commenced operations on February 1, 1995.

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

                                                       Growth             Quality                   US Government
                                                     Opportunity           Bond                      Securities
                                                      Portfolio          Portfolio                    Portfolio

                                                       For the            For the                      For the
                                                    Period Feb. 2,       Year Ended                   Year Ended
                    Increase (Decrease) in           1996++++ to         January 31,                  January 31,
                    Net Assets:                     Jan. 31, 1997    1997           1996++        1997           1996++
Operations:         Investment income (loss)--net   $  (154,034) $   506,519    $   270,217   $   661,707    $   531,974
                    Realized gain (loss) on
                    investments--net                    378,775      (51,285)        31,507           243        297,048
                    Change in unrealized
                    appreciation (depreciation)
                    on investments--net               1,543,360     (231,164)       136,749      (194,411)       205,839
                                                    -----------  -----------    -----------   -----------    -----------
                    Net increase in net assets
                    resulting from operations         1,768,101      224,070        438,473       467,539      1,034,861
                                                    -----------  -----------    -----------   -----------    -----------

Dividends &         Investment income--net:
Distributions to      Class A                                --     (150,009)      (128,948)     (329,353)      (393,269)
Shareholders          Class B                                --     (238,507)      (101,375)     (222,614)       (98,505)
(Note 1g):            Class C                                --      (96,264)       (31,396)      (85,215)       (33,445)
                      Class D                                --      (21,739)        (8,498)      (16,900)        (6,755)
                    Realized gain on investments
                    --net:
                      Class A                                --           --             --       (32,773)      (133,258)
                      Class B                                --           --             --       (29,573)       (64,660)
                      Class C                                --           --             --       (12,740)       (23,204)
                      Class D                                --           --             --        (2,220)        (3,847)
                    In excess of realized gain
                    on investments--net:
                      Class A                                --       (8,426)            --            --             --
                      Class B                                --      (17,644)            --            --             --
                      Class C                                --       (7,230)            --            --             --
                      Class D                                --       (1,417)            --            --             --
                                                    -----------  -----------    -----------   -----------    -----------
                    Net decrease in net assets
                    resulting from dividends
                    and distributions to
                    shareholders                             --     (541,236)      (270,217)     (731,388)      (756,943)
                                                    -----------  -----------    -----------   -----------    -----------

Capital Share       Net increase in net assets
Transactions        derived from capital share
(Note 4):           transactions                     13,569,697    3,143,735      6,395,317     1,556,845      9,474,440
                                                    -----------  -----------    -----------   -----------    -----------

Net Assets:         Total increase in net assets     15,337,798    2,826,569      6,563,573     1,292,996      9,752,358
                    Beginning of period                   4,000    6,588,573         25,000     9,777,358         25,000
                                                    -----------  -----------    -----------   -----------    -----------
                    End of period                   $15,341,798  $ 9,415,142    $ 6,588,573   $11,070,354    $ 9,777,358
                                                    ===========  ===========    ===========   ===========    ===========

                  ++The Program commenced operations on February 1, 1995.
                ++++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                                                              Fundamental Value Portfolio++

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 11.67        $ 10.00        $ 11.55        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.01)           .25           (.15)          (.07)
                    Realized and unrealized gain on
                    investments --net                                  2.70           1.76           2.65           1.96
                                                                    -------        -------        -------        -------
                    Total from investment operations                   2.69           2.01           2.50           1.89
                                                                    -------        -------        -------        -------
                    Less distributions:
                      Realized gain on investments--net                (.78)          (.20)          (.66)          (.20)
                      In excess of realized gain on
                      investments--net                                   --           (.11)            --           (.11)
                      Return of capital--net                             --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total distributions                                (.78)          (.34)          (.66)          (.34)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 13.58        $ 11.67        $ 13.39        $ 11.55
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               23.20%         20.10%+++      21.79%         18.89%+++
Return:*                                                            =======        =======        =======        =======

Ratio to            Expenses, net of reimbursement                    2.03%          1.54%          3.11%          3.29%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          2.03%          2.00%          3.11%          3.39%
                                                                    =======        =======        =======        =======
                    Investment income (loss)--net                     (.07%)         1.99%         (1.15%)         (.61%)
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $   209        $   121        $34,828        $20,989
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               80.60%         51.37%         80.60%         51.37%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0539             --        $ .0539             --
                                                                    =======        =======        =======        =======


                                                                               Fundamental Value Portfolio++

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 11.55        $ 10.00        $ 11.65        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.15)          (.09)          (.04)           .03
                    Realized and unrealized gain on
                    investments--net                                   2.66           1.98           2.68           1.96
                                                                    -------        -------        -------        -------
                    Total from investment operations                   2.51           1.89           2.64           1.99
                                                                    -------        -------        -------        -------
                    Less distributions:
                      Realized gain on investments--net                (.67)          (.20)          (.75)          (.20)
                      In excess of realized gain on
                      investments--net                                   --           (.11)            --           (.11)
                      Return of capital--net                             --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total distributions                                (.67)          (.34)          (.75)          (.34)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 13.39        $ 11.55        $ 13.54        $ 11.65
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               21.82%         18.89%+++      22.82%         19.90%+++
Return:*                                                            =======        =======        =======        =======
Ratio to            Expenses, net of reimbursement                    3.15%          3.38%          2.27%          2.45%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          3.15%          3.46%          2.27%          2.56%
                                                                    =======        =======        =======        =======
                    Investment income (loss)--net                    (1.19%)         (.75%)         (.31%)          .24%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $15,022        $ 7,990        $ 4,180        $ 2,471
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               80.60%         51.37%         80.60%         51.37%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0539             --        $ .0539             --
                                                                    =======        =======        =======        =======

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++The Program commenced operations on February 1, 1995.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Program is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

                                                                              Global Opportunity Portfolio++

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.82        $ 10.00        $ 10.76        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                       .15            .34           (.04)           .13
                    Realized and unrealized gain on
                    investments--net                                   1.21            .77           1.29            .85
                                                                    -------        -------        -------        -------
                    Total from investment operations                   1.36           1.11           1.25            .98
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                             --           (.20)            --           (.15)
                      In excess of investment income on
                      investments--net                                 (.13)          (.06)          (.03)          (.04)
                      Realized gain on investments--net                (.12)            --           (.12)            --
                      In excess of realized gain on
                      investments--net                                   --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.25)          (.29)          (.15)          (.22)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 11.93        $ 10.82        $ 11.86        $ 10.76
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               12.68%         11.15%+++      11.67%          9.89%+++
Return:**                                                           =======        =======        =======        =======

Ratio to            Expenses, net of reimbursement                    2.47%          2.01%          3.76%          3.50%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          2.90%          2.32%          4.01%          3.61%
                                                                    =======        =======        =======        =======
                    Investment income--net                            1.83%          2.92%          (.39%)         1.20%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $   129        $ 3,025        $30,469        $16,117
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                              125.68%         83.14%        125.68%         83.14%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0170             --        $ .0170             --
                                                                    =======        =======        =======        =======


                                                                              Global Opportunity Portfolio++

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.75        $ 10.00        $ 10.80        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.05)           .12            .05            .22
                    Realized and unrealized gain on
                    investments--net                                   1.29            .85           1.29            .85
                                                                    -------        -------        -------        -------
                    Total from investment operations                   1.24            .97           1.34           1.07
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                             --           (.15)            --           (.18)
                      In excess of investment income on
                      investments--net                                 (.03)          (.04)          (.10)          (.06)
                      Realized gain on investments--net                (.12)            --           (.12)            --
                      In excess of realized gain on
                      investments--net                                   --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.15)          (.22)          (.22)          (.27)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 11.84        $ 10.75        $ 11.92        $ 10.80
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               11.61%          9.81%+++      12.56%         10.80%+++
Return:**                                                           =======        =======        =======        =======

Ratio to            Expenses, net of reimbursement                    3.81%          3.58%          2.91%          2.67%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          4.06%          3.65%          3.17%          2.77%
                                                                    =======        =======        =======        =======
                    Investment income--net                            (.46%)         1.07%           .48%          2.00%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $10,659        $ 4,770        $ 2,596        $ 1,513
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                              125.68%         83.14%        125.68%         83.14%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0170             --        $ .0170             --
                                                                    =======        =======        =======        =======


                    The following per share data and ratios
                    have been derived from information                       Growth Opportunity Portfolio++
                    provided in the financial statements.
                                                                For the Period February 2, 1996++++++ to January 31, 1997
                    Increase (Decrease) in Net Asset Value:       Class A        Class B        Class C        Class D
Per Share           Net asset value, beginning of period         $    10.00     $    10.00     $    10.00     $    10.00
Operating                                                        ----------     ----------     ----------     ----------
Performance:        Investment income (loss)--net                       .03           (.21)          (.22)          (.11)
                    Realized and unrealized gain on
                    investments--net                                   1.76           1.89           1.89           1.89
                                                                 ----------     ----------     ----------     ----------
                    Total from investment operations                   1.79           1.68           1.67           1.78
                                                                 ----------     ----------     ----------     ----------
                    Net asset value, end of period               $    11.79     $    11.68     $    11.67     $    11.78
                                                                 ==========     ==========     ==========     ==========

Total Investment    Based on net asset value per share               17.90%+++      16.80%+++      16.70%+++      17.80%+++
Return:**                                                        ==========     ==========     ==========     ==========

Ratios to Average   Expenses, net of reimbursement                    2.44%*         3.84%*         3.88%*         2.94%*
Net Assets:                                                      ==========     ==========     ==========     ==========
                    Expenses                                          3.08%*         4.00%*         4.05%*         3.13%*
                                                                 ==========     ==========     ==========     ==========




                    Investment income (loss)--net                      .23%*        (1.93%)*       (1.98%)*       (1.00%)*
                                                                 ==========     ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)     $       58     $    9,816     $    4,649     $      819
Data:                                                            ==========     ==========     ==========     ==========
                    Portfolio turnover                               51.63%         51.63%         51.63%         51.63%
                                                                 ==========     ==========     ==========     ==========
                    Average commission rate paid+++++            $    .0626     $    .0626     $    .0626     $    .0626
                                                                 ==========     ==========     ==========     ==========


                                                                                  Quality Bond Portfolio

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.27        $ 10.00        $ 10.27        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .68            .62            .59            .54
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.44)           .27           (.44)           .27
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .24            .89            .15            .81
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.68)          (.62)          (.59)          (.54)
                      In excess of realized gain on
                      investments--net                                 (.04)            --           (.04)            --
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.72)          (.62)          (.63)          (.54)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $  9.79        $ 10.27        $  9.79        $ 10.27
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                2.51%          9.26%+++       1.62%          8.35%+++
Return:**                                                           =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .00%           .00%           .78%           .79%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          3.23%          2.60%          4.08%          3.31%
                                                                    =======        =======        =======        =======
                    Investment income--net                            6.85%          6.22%          6.00%          5.52%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 2,254        $ 2,196        $ 4,824        $ 3,049
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               91.10%         86.68%         91.10%         86.68%
                                                                    =======        =======        =======        =======


                                                                                  Quality Bond Portfolio

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.27        $ 10.00        $ 10.27        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .58            .53            .65            .60
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.44)           .27           (.44)           .27
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .14            .80            .21            .87
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.58)          (.53)          (.65)          (.60)
                      In excess of realized gain on
                      investments--net                                 (.04)            --           (.04)            --
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.62)          (.53)          (.69)          (.60)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $  9.79        $ 10.27        $  9.79        $ 10.27
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                1.55%          8.27%+++       2.25%          8.99%+++
Return:**                                                           =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .85%           .87%           .16%           .19%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          4.15%          3.44%          3.47%          2.70%
                                                                    =======        =======        =======        =======
                    Investment income--net                            5.93%          5.46%          6.62%          6.11%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 1,885        $ 1,123        $   452        $   221
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               91.10%         86.68%         91.10%         86.68%
                                                                    =======        =======        =======        =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++The Program commenced operations on February 1, 1995.
              ++++++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Program is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)

                                                                           US Government Securities Portfolio

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++         1997           1996++
Per Share           Net asset value, beginning of year              $ 10.48        $ 10.00        $ 10.48        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .69            .76            .60            .68
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.21)           .74           (.21)           .74
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .48           1.50            .39           1.42
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.69)          (.76)          (.60)          (.68)
                      Realized gain on investments--net                (.07)          (.26)          (.07)          (.26)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.76)         (1.02)          (.67)          (.94)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 10.20        $ 10.48        $ 10.20        $ 10.48
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                4.76%         15.47%+++       3.90%         14.53%+++
Return:*                                                            =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .00%           .00%           .78%           .81%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          2.92%          2.54%          3.72%          3.35%
                                                                    =======        =======        =======        =======
                    Investment income--net                            6.69%          7.30%          5.85%          6.28%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 4,486        $ 5,463        $ 4,514        $ 3,043
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               27.32%        113.05%         27.32%        113.05%
                                                                    =======        =======        =======        =======


                                                                           US Government Securities Portfolio

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++         1997           1996++
Per Share           Net asset value, beginning of year              $ 10.47        $ 10.00        $ 10.48       $  10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .59            .67            .66            .74
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.21)           .73           (.21)           .74
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .38           1.40            .45           1.48
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.59)          (.67)          (.66)          (.74)
                      Realized gain on investments--net                (.07)          (.26)          (.07)          (.26)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.66)          (.93)          (.73)         (1.00)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 10.19        $ 10.47        $ 10.20        $ 10.48
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                3.83%         14.36%+++       4.49%         15.13%+++
Return:*                                                            =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .85%           .86%           .21%           .22%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          3.78%          3.41%          3.14%          2.77%
                                                                    =======        =======        =======        =======
                    Investment income--net                            5.78%          6.21%          6.42%          6.90%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 1,757        $ 1,089        $   313        $   182
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               27.32%        113.05%         27.32%        113.05%
                                                                    =======        =======        =======        =======

                   *Total investment returns exclude the effect of sales loads.
                  ++The Program commenced operations on February 1, 1995.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS




1. Significant Accounting Policies: Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of five separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"), except for Growth Opportunity Portfolio which is classified as a non-diversified portfolio. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class

B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $327,207 in the Global Opportunity Portfolio have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; 0.65% for Fundamental Value and Growth Opportunity Portfolios, 0.50% for Quality Bond and US Government Securities Portfolios and 0.75% for Global Opportunity Portfolio.

For the year ended January 31, 1997, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:

                                      Management   Additional
                                         Fee        Expenses

Global Opportunity Portfolio          $87,899             --
Growth Opportunity Portfolio          $17,978             --
Quality Bond Portfolio                $40,461       $227,819
US Government Securities Portfolio    $52,827       $259,312


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account Maintenance Fees
                                    Class B    Class C   Class D

Fundamental Value Portfolio           0.25%      0.25%     0.25%
Global Opportunity Portfolio          0.25%      0.25%     0.25%
Growth Opportunity Portfolio          0.25%      0.25%     0.25%
Quality Bond Portfolio                0.25%      0.25%     0.25%
US Government Securities Portfolio    0.25%      0.25%     0.25%



                                               Distribution Fees
                                               Class B   Class C

Fundamental Value Portfolio                      0.75%     0.75%
Global Opportunity Portfolio                     0.75%     0.75%
Growth Opportunity Portfolio                     0.75%     0.75%
Quality Bond Portfolio                           0.50%     0.55%
US Government Securities Portfolio               0.50%     0.55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                                        MLFD                 MLPF&S
                                Class A     Class D   Class A     Class D

Fundamental Value Portfolio       $   9      $1,669      $174     $32,996
Global Opportunity Portfolio      $   3      $1,415      $ 95     $27,404
Growth Opportunity Portfolio++       --      $1,004        --     $19,465
Quality Bond Portfolio               --      $  307        --     $ 4,370
US Government Securities
Portfolio                            --      $  120        --     $ 1,709

[FN]
++The Portfolio commenced operations February 2, 1996.


For the year ended January 31, 1997, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

                                        Class B Shares         Class C Shares

Fundamental Value Portfolio                 $55,593               $5,793
Global Opportunity Portfolio                $51,643               $4,084
Growth Opportunity Portfolio++              $ 9,146               $1,138
Quality Bond Portfolio                      $ 7,529               $1,038
US Government Securities Portfolio          $ 5,590               $  358

[FN]
++The Portfolio commenced operations February 2, 1996.


In addition, MLPF&S received $2,085, $1,813, and $1,578 in commissions on the execution of portfolio security transactions for the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, respectively, for the year ended January 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the year ended January 31, 1997, Global Opportunity, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,011, $1,504 and $617, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1997 were as follows:

                                         Purchases              Sales

Fundamental Value Portfolio             $38,665,447          $31,125,811
Global Opportunity Portfolio            $59,985,463          $38,015,146
Growth Opportunity Portfolio++          $16,328,886          $ 3,925,675
Quality Bond Portfolio                  $ 9,999,706          $ 6,451,130
US Government Securities Portfolio      $ 3,932,154          $ 2,666,033

[FN]
++The Portfolio commenced operations February 2, 1996.


Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:


                                           Realized
                                            Gains         Unrealized
Fundamental Value Portfolio                (Losses)         Gains

Long-term investments                    $6,235,957       $5,207,234
Short-term investments                           (1)              --
                                         ----------       ----------
Total                                    $6,235,956       $5,207,234
                                         ==========       ==========


                                           Realized       Unrealized
                                            Gains           Gains
Global Opportunity Portfolio               (Losses)        (Losses)

Long-term investments                    $1,275,221       $3,971,723
Short-term investments                          (88)              --
Foreign currency transactions                74,238          (11,291)
Forward foreign exchange contracts          103,925          656,544
                                         ----------       ----------
Total                                    $1,453,296       $4,616,976
                                         ==========       ==========



                                           Realized      Unrealized
Growth Opportunity Portfolio++              Gains           Gains

Long-term investments                    $  378,775       $1,543,360
                                         ----------       ----------
Total                                    $  378,775       $1,543,360
                                         ==========       ==========

[FN]
++The Portfolio commenced operations February 2, 1996.



                                           Realized       Unrealized
Quality Bond Portfolio                      Losses          Losses

Long-term investments                    $  (51,285)      $  (94,414)
                                         ----------       ----------
Total                                    $  (51,285)      $  (94,414)
                                         ==========       ==========



                                           Realized       Unrealized
US Government Securities Portfolio          Gains           Gains

Long-term investments                    $      243       $   11,428
                                         ----------       ----------
Total                                    $      243       $   11,428
                                         ==========       ==========

As of January 31, 1997, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                 Gross             Gross       Net Unrealized
                               Unrealized        Unrealized     Appreciation
                              Appreciation      Depreciation   (Depreciation)
Fundamental Value
Portfolio                       $6,905,391      $ (1,728,060)    $5,177,331
Global Opportunity
Portfolio                       $5,406,207      $ (1,460,003)    $3,946,204
Growth Opportunity
Portfolio++                     $1,774,721      $   (236,291)    $1,538,430
Quality Bond Portfolio          $   24,907      $   (119,321)    $  (94,414)
US Government Securities
Portfolio                       $   86,362      $    (74,934)    $   11,428

[FN]
++The Portfolio commenced operations on February 2, 1996.


The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $49,200,369 for the Fundamental Value Portfolio, $38,947,795 for the Global Opportunity Portfolio, $13,310,742 for the Growth Opportunity Portfolio, $9,487,473 for the Quality Bond Portfolio, and $11,845,782 for the US Government Securities Portfolio.

4. Capital Share Transactions: Net increase in net assets derived from capital share transactions for the year ended January 31, 1997 and the period February 1, 1995 to January 31, 1996, respectively, were as follows:


                                        For the      For the Period
                                       Year Ended  Feb. 1, 1995++ to
                                     Jan. 31, 1997   Jan. 31, 1996

Fundamental Value Portfolio           $16,589,653     $29,522,316
Global Opportunity Portfolio          $14,719,748     $24,009,781
Growth Opportunity Portfolio++++      $13,569,697              --
Quality Bond Portfolio                $ 3,143,735     $ 6,395,317
US Government Securities Portfolio    $ 1,556,845     $ 9,474,440

[FN]
  ++Commencement of operations of the Program.
++++The Portfolio commenced operations on February 2, 1996.


Transactions in capital shares for each class were as follows:


Fundamental Value Portfolio

Class A Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                   7,936     $    102,340
Shares issued to shareholders in
reinvestment of distributions                   493            6,544
                                       ------------     ------------
Total issued                                  8,429          108,884
Shares redeemed                              (3,359)         (43,444)
                                       ------------     ------------
Net increase                                  5,070     $     65,440
                                       ============     ============


Fundamental Value Portfolio

Class A Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 211,092     $  2,121,694
Shares issued to shareholders in
reinvestment of distributions                   226            2,614
                                       ------------     ------------
Total issued                                211,318        2,124,308
Shares redeemed                            (201,602)      (2,349,514)
                                       ------------     ------------
Net increase (decrease)                       9,716     $   (225,206)
                                       ============     ============


++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Fundamental Value Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                               1,015,710     $ 12,783,442
Shares issued to shareholders in
reinvestment of distributions                73,472          962,487
                                       ------------     ------------
Total issued                              1,089,182       13,745,929
Automatic conversion of shares              (25,869)        (323,827)
Shares redeemed                            (279,781)      (3,545,224)
                                       ------------     ------------
Net increase                                783,532     $  9,876,878
                                       ============     ============


Fundamental Value Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                               1,898,235     $ 20,687,636
Shares issued to shareholders in
reinvestment of distributions                46,363          530,851
                                       ------------     ------------
Total issued                              1,944,598       21,218,487
Shares redeemed                            (128,079)      (1,426,547)
                                       ------------     ------------
Net increase                              1,816,519     $ 19,791,940
                                       ============     ============


++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Fundamental Value Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 568,727     $  7,170,424
Shares issued to shareholders in
reinvestment of distributions                31,790          416,450
                                       ------------     ------------
Total issued                                600,517        7,586,874
Shares redeemed                            (170,842)      (2,169,492)
                                       ------------     ------------
Net increase                                429,675     $  5,417,382
                                       ============     ============

Fundamental Value Portfolio

Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 722,871     $  7,998,489
Shares issued to shareholders in
reinvestment of distributions                17,800          203,810
                                       ------------     ------------
Total issued                                740,671        8,202,299
Shares redeemed                             (49,444)        (560,243)
                                       ------------     ------------
Net increase                                691,227     $  7,642,056
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Fundamental Value Portfolio

Class D Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                  95,960     $  1,214,323
Automatic conversion of shares               25,591          323,827
Shares issued to shareholders in
reinvestment of distributions                10,204          135,000
                                       ------------     ------------
Total issued                                131,755        1,673,150
Shares redeemed                             (35,230)        (443,197)
                                       ------------     ------------
Net increase                                 96,525     $  1,229,953
                                       ============     ============


Fundamental Value Portfolio

Class D Shares for the Period                               Dollar
February 1, 1995++ to July 31, 1995         Shares          Amount

Shares sold                                 217,786     $  2,387,449
Shares issued to shareholders in
reinvestment of distributions                 5,449           62,881
                                       ------------     ------------
Total issued                                223,235        2,450,330
Shares redeemed                             (11,765)        (136,804)
                                       ------------     ------------
Net increase                                211,470     $  2,313,526
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class A Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                   5,866     $     65,458
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   209            2,379
                                       ------------     ------------
Total issued                                  6,075           67,837
Shares redeemed                            (274,907)      (2,981,256)
                                       ------------     ------------
Net decrease                               (268,832)    $ (2,913,419)
                                       ============     ============


Global Opportunity Portfolio

Class A Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 835,209     $  8,372,011
Shares issued to shareholders in
reinvestment of dividends and
distributions                                12,609          133,409
                                       ------------     ------------
Total issued                                847,818        8,505,420
Shares redeemed                            (568,796)      (6,107,760)
                                       ------------     ------------
Net increase                                279,022     $  2,397,660
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                               1,345,701     $ 14,794,340
Shares issued to shareholders in
reinvestment of dividends and
distributions                                30,558          347,756
                                       ------------     ------------
Total issued                              1,376,259       15,142,096
Automatic conversion of shares               (5,557)         (61,320)
Shares redeemed                            (298,549)      (3,316,163)
                                       ------------     ------------
Net increase                              1,072,153     $ 11,764,613
                                       ============     ============


Global Opportunity Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                               1,579,063     $ 16,389,513
Shares issued to shareholders in
reinvestment of dividends and
distributions                                27,153          286,188
                                       ------------     ------------
Total issued                              1,606,216       16,675,701
Automatic conversion of shares              (12,547)        (136,198)
Shares redeemed                             (96,530)      (1,007,511)
                                       ------------     ------------
Net increase                              1,497,139     $ 15,531,992
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 569,220     $  6,253,388
Shares issued to shareholders in
reinvestment of dividends and
distributions                                10,679          121,315
                                       ------------     ------------
Total issued                                579,899        6,374,703
Shares redeemed                            (123,382)      (1,369,969)
                                       ------------     ------------
Net increase                                456,517     $  5,004,734
                                       ============     ============

Global Opportunity Portfolio


Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 460,425     $  4,809,137
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 7,790           82,108
                                       ------------     ------------
Total issued                                468,215        4,891,245
Shares redeemed                             (25,280)        (268,389)
                                       ------------     ------------
Net increase                                442,935     $  4,622,856
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class D Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                  93,756     $  1,043,467
Automatic conversion of shares                5,516           61,320
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 3,910           44,693
                                       ------------     ------------
Total issued                                103,182        1,149,480
Shares redeemed                             (25,507)        (285,660)
                                       ------------     ------------
Net increase                                 77,675     $    863,820
                                       ============     ============


Global Opportunity Portfolio

Class D Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 129,359     $  1,346,418
Automatic conversion of shares               12,498          136,198
Shares issued to shareholders in
reinvestment of dividends and
distributions.                                3,015           31,872
                                       ------------     ------------
Total issued                                144,872        1,514,488
Shares redeemed                              (5,436)         (57,215)
                                       ------------     ------------
Net increase                                139,436     $  1,457,273
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Growth Opportunity Portfolio

Class A Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                 205,569     $  2,057,557
Shares redeemed                            (200,796)      (2,041,351)
                                       ------------     ------------
Net increase                                  4,773     $     16,206
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class B Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                 886,181     $  9,203,628
Automatic conversion of shares                 (947)         (10,034)
Shares redeemed                             (44,611)        (477,407)
                                       ------------     ------------
Net increase                                840,623     $  8,716,187
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class C Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                 429,086     $  4,441,657
Shares redeemed                             (30,877)        (324,727)
                                       ------------     ------------
Net increase                                398,209     $  4,116,930
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class D Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                  78,115     $    811,625
Automatic conversion of shares                  944           10,034
                                       ------------     ------------
Total issued                                 79,059          821,659
Shares redeemed                              (9,637)        (101,285)
                                       ------------     ------------
Net increase                                 69,422     $    720,374
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Quality Bond Portfolio

Class A Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                   1,729     $      5,246
Shares issued to shareholders in
reinvestment of dividends and
distributions                                14,993          159,085
                                       ------------     ------------
Total issued                                 16,722          164,331
Shares redeemed.                               (298)          (2,925)
                                       ------------     ------------
Net increase                                 16,424     $    161,406
                                       ============     ============


Quality Bond Portfolio

Class A Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 200,766     $  2,007,639
Shares issued to shareholders in
reinvestment of dividends                    12,321          123,667
                                       ------------     ------------
Total issued                                213,087        2,131,306
Shares redeemed.                                (14)            (145)
                                       ------------     ------------
Net increase                                213,073     $  2,131,161
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

Quality Bond Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 234,175     $  2,302,903
Shares issued to shareholders in
reinvestment of dividends and
distributions                                23,284          228,615
                                       ------------     ------------
Total issued.                               257,459        2,531,518
Shares redeemed                             (61,643)        (608,507)
                                       ------------     ------------
Net increase                                195,816     $  1,923,011
                                       ============     ============


Quality Bond Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 310,972     $  3,112,230
Shares issued to shareholders in
reinvestment of dividends                     8,720           87,735
                                       ------------     ------------
Total issued.                               319,692        3,199,965
Shares redeemed                             (23,377)        (234,918)
                                       ------------     ------------
Net increase                                296,315     $  2,965,047
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Quality Bond Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 124,149     $  1,218,787
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 9,844           96,601
                                       ------------     ------------
Total issued                                133,993        1,315,388
Shares redeemed                             (50,842)        (498,626)
                                       ------------     ------------
Net increase                                 83,151     $    816,762
                                       ============     ============


Quality Bond Portfolio

Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 119,801     $  1,200,962
Shares issued to shareholders in
reinvestment of dividends                     2,715           27,344
                                       ------------     ------------
Total issued                                122,516        1,228,306
Shares redeemed                             (13,729)        (138,226)
                                       ------------     ------------
Net increase                                108,787     $  1,090,080
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Quality Bond Portfolio

Class D Shares for the
Year Ended                                                  Dollar
January 31, 1997                            Shares          Amount

Shares sold.                                 29,757     $    292,294
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,068           20,304
                                       ------------     ------------
Total issued                                 31,825          312,598
Shares redeemed                              (7,148)         (70,042)
                                       ------------     ------------
Net increase                                 24,677     $    242,556
                                       ============     ============


Quality Bond Portfolio

Class D Shares for the
Period February 1, 1995++ to                                Dollar
January 31, 1996                            Shares          Amount

Shares sold.                                 22,296     $    223,184
Shares issued to shareholders in
reinvestment of dividends                       764            7,677
                                       ------------     ------------
Total issued                                 23,060          230,861
Shares redeemed                              (2,180)         (21,832)
                                       ------------     ------------
Net increase                                 20,880     $    209,029
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


US Government Securities Portfolio

Class A Shares for the
Year Ended                                                  Dollar
January 31, 1997                            Shares          Amount

Shares sold                                   3,546     $     36,344
Shares issued to shareholders in
reinvestment of dividends and
distributions                                32,786          334,190
                                       ------------     ------------
Total issued                                 36,332          370,534
Shares redeemed                            (117,931)      (1,201,716)
                                       ------------     ------------
Net decrease                                (81,599)    $   (831,182)
                                       ============     ============


US Government Securities Portfolio

Class A Shares for the
Period February 1, 1995++ to                                Dollar
January 31, 1996                            Shares          Amount

Shares sold                                 512,777     $  5,133,291
Shares issued to shareholders in
reinvestment of dividends and
distributions                                46,368          481,964
                                       ------------     ------------
Total issued                                559,145        5,615,255
Shares redeemed                             (38,281)        (400,291)
                                       ------------     ------------
Net increase                                520,864     $  5,214,964
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

NOTES TO FINANCIAL STATEMENTS (concluded)



US Government Securities Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 186,113     $  1,900,921
Shares issued to shareholders in
reinvestment of dividends and
distributions                                18,945          193,085
                                       ------------     ------------
Total issued                                205,058        2,094,006
Automatic conversion of shares               (3,692)         (37,683)
Shares redeemed                             (49,105)        (500,968)
                                       ------------     ------------
Net increase                                152,261     $  1,555,355
                                       ============     ============


US Government Securities Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 316,580     $  3,300,722
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 8,754           79,114
                                       ------------     ------------
Total issued                                325,334        3,379,836
Shares redeemed                             (35,474)        (369,739)
                                       ------------     ------------
Net increase                                289,860     $  3,010,097
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


US Government Securities Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                  92,431     $    942,477
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 8,932           91,008
                                       ------------     ------------
Total issued                                101,363        1,033,485
Shares redeemed                             (33,002)        (336,458)
                                       ------------     ------------
Net increase                                 68,361     $    697,027
                                       ============     ============


US Government Securities Portfolio

Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 106,091     $  1,106,574
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,930           26,407
                                       ------------     ------------
Total issued                                109,021        1,132,981
Shares redeemed                              (5,619)         (57,961)
                                       ------------     ------------
Net increase                                103,402     $  1,075,020
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


US Government Securities Portfolio

Class D Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold.                                 14,460     $    147,648
Automatic conversion of shares                3,691           37,683
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 1,438           14,664
                                       ------------     ------------
Total issued.                                19,589          199,995
Shares redeemed                              (6,300)         (64,350)
                                       ------------     ------------
Net increase                                 13,289     $    135,645
                                       ============     ============


US Government Securities Portfolio

Class D Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold.                                 23,396     $    243,530
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   517            4,969
                                       ------------     ------------
Total issued.                                23,913          248,499
Shares redeemed                              (7,179)         (74,140)
                                       ------------     ------------
Net increase                                 16,734     $    174,359
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


5. Commitments:
At January 31, 1997, the Global Opportunity Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell a foreign currency with an approximate value of $34,000.

6. Loaned Securities:
At January 31, 1997, the Quality Bond Portfolio held US Treasury
Notes having aggregate value of approximately $206,000, as collateral for portfolio securities loaned having market value of approximately $194,000.

7. Capital Loss Carryforward:
At January 31, 1997, the Quality Bond Portfolio had a net capital loss carryforward of approximately $48,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

                                                                      APPENDIX A

                     DESCRIPTION OF THE SELF-DIRECTED PLANS

  This Appendix describes in summary form the various types of self-directed retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as custodian (the "Self-Directed Plans"). This description does not purport to be complete, and it should be read in conjunction with the materials concerning the Self-Directed Plans, including copies of the Plans and the forms necessary to establish a plan, which are available from Merrill Lynch. Investors should read such materials carefully before establishing a Self-Directed Plan and should consult with their attorney or tax adviser to determine if any of the Self-Directed Plans are suited to their needs and circumstances. The laws applicable to the Self-Directed Plans, including the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code") are complex and include a variety of transitional rules which may be applicable to some investors. These laws should be reviewed by investors' attorneys to determine their applicability. Investors are further advised that the discussion of taxation contained in this Appendix relates solely to federal tax laws but generally does not address the numerous transitional rules and that the tax treatment of the Self-Directed Plans under applicable state law may vary.

  Shares of the Merrill Lynch Asset Builder Program, Inc. are available for purchase solely by participants in an IRA (individual retirement account), an IRRA (individual retirement rollover account) SEP (simplified employee pension plan) or SRA (simple retirement account) and, accordingly, the description set forth below will describe only such arrangements.

ESTABLISHMENT OF A SELF-DIRECTED PLAN ACCOUNT

  Self-Directed Plan accounts may be established by qualified individuals and businesses through Merrill Lynch.

  Generally, Self-Directed Plans afford participants the opportunity to benefit from the deferral of income taxes on amounts contributed to the Plan. Each Self-Directed Plan is "self-directed"; that is, each participant is responsible for making investment decisions concerning the funds contributed to his Self-Directed Plan.

  Merrill Lynch charges an annual custodial fee for each account established pursuant to the Self-Directed Plans. These fees, which are contained in the Self-Directed Plan documents, vary according to the type of account. Brokerage fees will be assessed separately for each transaction to which they apply.

PERMISSIBLE SELF-DIRECTED PLAN INVESTMENTS

  The type of investments that may be made depends on the type of Self-Directed Plan established.

  Participants and employers that maintain IRAs, IRRAs, SEPs or SRAs may invest in securities through Merrill Lynch or its affiliates, including stocks traded "over-the-counter" or on a recognized exchange, government or corporate debt obligations, certain mutual funds, certain limited partnership interests in real estate, and bank money instruments. Participants and employers may also invest in annuity contracts issued by a life insurance company (including Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York). Those participants and employers desiring a diversified portfolio but not wishing to actively manage the portfolio may elect to invest all or a portion of their account in certain mutual funds advised by Merrill Lynch Asset Management, L.P. (the "Investment Adviser") or its affiliate. Participants and employers may vary their investment portfolio as often as they wish.

  Cash balances arise in a Self-Directed Plan account from contributions to the Plan, the sale of securities held in the account and the receipt of dividends, interest and principal repayments on securities held in the account. Cash balances for which no other investment directions are given will, in accordance with the option previously selected by the participant or employer, be invested in full shares of the Portfolios or in certain money market funds advised by the Investment Adviser or its affiliate. All cash balances will be invested or maintained in accordance with the option selected by the participant or employer, pending instructions as to further investment.

  There can be no assurance that the yield on an investment in the Portfolios or a money market fund will be or will remain greater than that available on any interest-bearing account. In addition, a money market fund is not a bank, and shares of a money market fund are not equivalent to a bank account. As with any investment in securities, the value of an investment in the Portfolios will fluctuate. Amounts deposited in an interest-bearing bank account will be insured as to principal in an amount of up to $100,000 per account by the Federal Deposit Insurance Corporation. Cash balances maintained in a Self-Directed Plan account will have securities coverage, up to $100,000, by the Securities Investor Protection Corporation.

CONTRIBUTIONS AND DISTRIBUTIONS

  The amount which may be contributed to a Self-Directed Plan in any one year is subject to certain limitations under the Code; however, assets already in a Self-Directed Plan account may be invested without regard to such limitations on contributions. Self-Directed Plan participants may have a portion of their compensation contributed, up to the maximum permitted under the Code, to his Self-Directed Plan. These amounts, plus any additional income earned on such contributions, will ordinarily not be taxed until distributed to the participant.

  Generally, under the Code, distributions may be made at any time but, as discussed below, distributions made prior to the date on which the participant reaches age 59 1/2 may be subject to a penalty. Distributions will be taxed as ordinary income at the rate applicable to the participant in the year in which distributed.

  Excess Contributions. Under Section 4973 of the Code, contributions to an IRA, IRRA, SEP or SRA in excess of those allowed by law are subject to a six percent excise tax if not withdrawn, together with the income attributable to such excess contributions, prior to the date the participant files his income tax return for the year in which the excess contribution was made. If an excess amount is contributed in one year and is not withdrawn by such date, the excess amount will be subject to a cumulative six percent excise tax each year until it is eliminated. Elimination of the excess may be accomplished either by reducing allowable contributions (and deductions) in succeeding year(s), or by withdrawal of the excess amount. Distributions of excess contributions and income attributable to excess contributions may be considered a premature distribution subject to the ten (or twenty five) percent penalty tax on premature distributions under Section 72(f) of the Code discussed below, and may be taxable as ordinary income at the applicable rate for the year in which it is distributed.

  Timing of Retirement Benefits. Generally, a participant, upon reaching age 59 1/2, may make distributions from his Self-Directed Plan account as he chooses without tax penalties. However, the Code requires that amounts in all Self-Directed Plans must commence being distributed to a participant on or before April 1 of the calendar year following the calendar year in which he reaches age 70 1/2, even if the employee has not retired.

  Such distributions may be made in a single sum or in installments over the life of the participant, or the joint lives of the participant and a designated beneficiary, or over a period not to exceed the life expectancy (determined, generally, by IRS life expectancy tables) of the participant or the joint life expectancy of the participant and designated beneficiary. If the employee dies before his entire interest has been distributed, the remaining portion of his interest must be distributed at least as rapidly as the method of distribution in effect prior to his death. Special rules apply under the Code to spousal beneficiaries.

  If the minimum payout required from a Self-Directed Plan for a particular year is not made, a 50% excise tax will be imposed on the amount representing the difference between the minimum payout required from the Self-Directed Plan and the amount actually distributed under Section 4974 of the Code.

  Excise Tax on Large Distributions. Section 4980A of the Code imposes a 15 percent excise tax on certain "excess distributions" from qualified retirement plans. All distributions from "qualified retirement plans" including IRAs, IRRAs, SEPs or the SRAs made within one year are aggregated for this purpose. Total benefits paid in a year exceeding the greater of $112,500, indexed for inflation ($160,000 for 1997), or $150,000 (unindexed) are subject to the tax to the extent of the excess.

  Distributions made to beneficiaries after the death of an individual are disregarded for purposes of applying this tax; instead, an additional estate tax may be payable. The penalty tax on excess distributions is reduced by an excise tax on early withdrawals.

  Benefits accrued before August 1, 1986 may have been grandfathered and may not be subject to the excise tax.

  Premature Distributions. 1. Excise Tax: Distributions from an IRA, IRRA, SEP or SRA prior to the time the participant reaches age 59 1/2 generally are subject to penalty. The penalty for early distributions is an excise tax equivalent to ten percent (twenty-five percent for certain SRA distributions) of the amount so distributed, in addition to the applicable ordinary income tax payable on such amount for the year in which it is distributed. The excise tax will be waived for any distribution on account of death or disability (within the meaning of Code Section 72(m)(7) or a distribution that is part of a scheduled series of substantially level payments under an IRS-approved method for the life or life expectancy of the taxpayer or the joint lives or life expectancies of the taxpayer and his designated beneficiary. Distributions can also be made, without penalty, to cover deductible medical expenses, or pay health insurance premiums if a taxpayer has received unemployment compensation for 12 consecutive weeks.

TYPES OF SELF-DIRECTED PLANS

  Individual Retirement Accounts. As a result of changes made by the Tax Reform Act of 1986, the allowable deductions for contributions to IRAs are restricted for certain taxpayers who are (or their spouses are) active participants in employer-sponsored retirement plans and whose adjusted gross income exceeds certain levels. An individual will be considered an active participant in a defined contribution plan if any employer contribution or forfeiture is added to his account for the year. In the case of a defined benefit plan, an individual will be considered an active participant if he is not excluded under the eligibility rules for the year. The determination of whether an individual is an active participant is made without regard to whether the individual's rights under a plan are vested. If an unmarried taxpayer, or either spouse in the case of married taxpayers, is an "active participant" in an employer-sponsored retirement plan, deductible contributions are permitted subject to a pro rata phase-out rule where "modified" adjusted gross income (generally, before the IRA deduction) is over $40,000 on a joint return or $25,000 for an unmarried individual. The allowable deduction is completely eliminated for such taxpayers when modified adjusted gross income reaches $50,000 on a joint return or $35,000 for an unmarried person. For this purpose, an employer-sponsored retirement plan means a pension, profit-sharing or stock bonus plan qualified under Code section 401(a) (including a Keogh plan or 401(k) plan), an annuity plan qualified under
Section 403(a), a SEP, a simple retirement account, a tax-sheltered Code section 403(b) annuity and retirement plans covering federal, state or local government employees. A minimum deductible contribution of $200 is provided for any taxpayer whose adjusted gross income is not above the phase-out range even if the phase-out rules would provide for a lower deduction.

  Subject to the above limitations, any individual under age 70 1/2 with compensation may establish and make annual contributions to an IRA. Generally, the maximum yearly tax deduction that may be taken for an IRA contribution is the lesser of $2,000 or 100% of the individual's compensation. If a husband and wife file a joint return, they may make total deductible IRA contributions of up to $4,000 or 100% of their combined compensation, whichever is less, each year to their IRAs (although not more than $2,000 may be contributed to either
IRA).

  Active participants in employer-sponsored plans who are not eligible to make deductible contributions to IRAs (or whose deductions are limited) may make nondeductible IRA contributions. The nondeductible contribution is subject to the same dollar limitations (the lesser of $2,000 or 100% of compensation) as deductible contributions described above. Income attributable to nondeductible contributions will accumulate tax-free until distributed; however, nondeductible contributions themselves are not taxes upon distribution.

  The Self-Directed IRA program allows for the establishment of IRRAs, which are "rollover IRAs". Rollover contributions of all or part of a distribution from an employer's "qualified" retirement plan (including pension, profit-sharing, thrift, 401(k), stock bonus or section 403(b) annuity plan) may be made to an IRRA. Almost any qualified plan distribution is rollover eligible. The only exceptions are: nondeductible employee contributions returned in the distribution, substantially equal payments over a period 10 years or longer in duration or measured by your life or life expectancy (or the life or life expectancy of you and your designated beneficiary); and "minimum required distributions" (made after age 70 1/2 or retirement). The plan administrator of the qualified plan must give participants receiving an eligible rollover distribution an opportunity to direct that the distribution be transferred directly to a rollover IRA or another employer retirement plan that will accept the rollover. If a participant fails to elect a "direct rollover", there is a mandatory 20% federal income tax withholding on the distribution. Surviving spouses of a deceased plan participant may roll over distributions from a qualified plan that are received as a beneficiary under the plan, provided the distribution is eligible for rollover treatment. Nonspouse beneficiaries cannot roll over plan distributions.

  Simplified Employee Pension Plans. Any employer, whether it is a sole proprietorship, a partnership or a corporation, may set up a SEP and make annual contributions to SEP-IRAs maintained for plan participants. To qualify as a SEP, certain requirements must be met; in particular, the plan must cover all current employees age 21 years or older who have worked for the business in three of the last five calendar years and have received at least $400 in compensation from the employer. Up to the lesser of $30,000 or 15% of the employee's compensation up to $160,000 (effective for plan years beginning after December 31, 1996), subject to inflation adjustments) may be paid by the employer to the employee's SEP. The same percentage of compensation (determined under a written formula) must be contributed on behalf of each employee. Such contributions are deductible by the employer and excluded from the employee's income. Plans established on or before December 31, 1996 may also permit participants to defer a portion of their compensation (up to $9,500 in 1997) and have such deferrals contributed to their SEP accounts. The tax-free elective deferral of an employee's income for a taxable year cannot exceed $7,000, as adjusted for inflation (currently, $9,500 in 1996). This cap limits all tax-free elective deferrals by an employee under all cash and deferred arrangements, SEPs and tax sheltered annuities.

  Because a SEP is also an IRA, the employee may, if otherwise eligible under the rules applicable to IRAs discussed above, contribute up to a $2,000 of compensation to a SEP or make rollover contributions to a SEP (see "Individual Retirement Accounts" above). Amounts contributed to a participant's SEP account vest immediately. If the participant should cease to be employed by the business maintaining the SEP, the participant retains full rights to and investment power over the account. In such case, the account should be changed to a regular IRA.

  Tax-deductible employer contributions may continue to be made to a SEP participant's account even after he has reached age 70 1/2.

  Simple Retirement Account (SIMPLE) Plans. Employers with 100 or fewer employees that do not maintain another qualified retirement plan (or a 403(a) or (b) plan, a SEP or a governmental plan) may set up a SIMPLE plan and make contributions to Simple Retirement Accounts (SRA-IRAs) maintained for plan participants. To qualify, a SIMPLE plan must permit all employees who received $5,000 in compensation in any two preceding years and are reasonably expected to receive $5,000 in compensation in the current plan year must be eligible to participate. Participants can defer up to $6,000 (in 1997, as indexed for inflation) of their annual compensation on a pretax basis, and employers must make contributions based on a matching or "nonelective" formula. Under the matching formula, employers must match participant's salary-deferral contributions dollar for dollar up to 3% of compensation (although the employer may elect a lower percentage, not lower than 1%, in two out of five years). Under the nonelective formula, employers must contribute 2% of eligible compensation for all eligible employees, whether or not they elect to make salary-deferral contributions for the plan year.

  Unlike a SEP, an SRA cannot receive regular or rollover IRA contributions (see "Individual Retirement Account" and "Simplified Employee Pension Plans" above). Furthermore, distributions from an SRA may only be rolled over to another SRA, unless two years have passed since the account holder first became a participant in any SIMPLE plan maintained by his employer (or is otherwise not subject to the 25% penalty tax for premature distributions from an SRA). Amounts contributed to a participant's SRA vest immediately. If a participant should cease to be employed by the business maintaining the SIMPLE plan, the participant retains full rights to and investment power over the account.

  Each of the foregoing Self-Directed Plans is designed to meet differing needs and has varying financial and tax consequences. An investor should thoroughly review all of the materials available from Merrill Lynch concerning the Self-Directed Plans and consult with his attorney or tax adviser in determining whether any of these Plans is suited to his needs and circumstances.

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                                       78

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                                       79

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
 Fundamental Value Portfolio...............................................   2
 Quality Bond Portfolio....................................................   2
 U.S. Government Securities Portfolio......................................   2
 Global Opportunity Portfolio..............................................   3
 Growth Opportunity Portfolio..............................................   4
 Other Investment Policies and Practices of the Portfolios.................   4
Management of the Program..................................................   8
 Directors and Officers....................................................   8
 Compensation of Directors.................................................   9
 Management and Advisory Arrangements......................................  10
Purchase of Shares.........................................................  12
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................  13
 Reduced Initial Sales Charges.............................................  15
 Distribution Plans .......................................................  16
 Limitations on the Payment of Deferred Sales Charges .....................  17
Redemption of Shares.......................................................  19
 Deferred Sales Charges--Class B and Class C Shares........................  20
Portfolio Transactions and Brokerage.......................................  21
 Portfolio Turnover........................................................  24
Determination of Net Asset Value...........................................  24
Shareholder Services.......................................................  25
 Investment Account........................................................  25
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  25
 Systematic Redemption and Automatic Investment Plans......................  26
 Exchange Privilege........................................................  26
Dividends, Distributions and Taxes.........................................  28
 Dividends and Distributions...............................................  28
 Federal Tax...............................................................  28
 State Tax.................................................................  30
Performance Data...........................................................  31
General Information........................................................  35
 Description of Shares.....................................................  35
 Computation of Offering Price Per Share...................................  36
 Independent Auditors......................................................  37
 Custodian.................................................................  37
 Transfer Agent............................................................  37
 Legal Counsel.............................................................  37
 Reports to Shareholders...................................................  37
 Additional Information....................................................  38
Independent Auditors' Report...............................................  39
Financial Statements.......................................................  40
Appendix A--Description of the Self-Directed Plans.........................  73

                                                          Code # 18472-0597

[LOGO] MERRILL LYNCH

Merrill Lynch
Asset Builder Program, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    May 23, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements

    Contained in Part A:

      Financial Highlights for each of the Portfolios for the fiscal year ended January 31, 1997 and for the period February 1, 1995
      (commencement of operations) to January 31, 1996.

    Contained in Part B:

      Financial Statements:

      Schedules of Investments as of January 31, 1997.

              Fundamental Value Portfolio

              Global Opportunity Portfolio

              Growth Opportunity Portfolio
              Quality Bond Portfolio
              U.S. Government Securities Portfolio

      Statements of Assets and Liabilities as of January 31, 1997.

              Fundamental Value Portfolio

              Global Opportunity Portfolio

              Growth Opportunity Portfolio
              Quality Bond Portfolio
              U.S. Government Securities Portfolio

      Statements of Operations for the year ended January 31, 1997.

              Fundamental Value Portfolio

              Global Opportunity Portfolio

              Growth Opportunity Portfolio
              Quality Bond Portfolio
              U.S. Government Securities Portfolio

      Statements of Changes in Net Assets for the year ended January 31, 1997.

              Fundamental Value Portfolio

              Global Opportunity Portfolio

              Growth Opportunity Portfolio
              Quality Bond Portfolio
              U.S. Government Securities Portfolio

      Financial Highlights for the year ended January 31, 1997.

              Fundamental Value Portfolio

              Global Opportunity Portfolio

              Growth Opportunity Portfolio
              Quality Bond Portfolio
              U.S. Government Securities Portfolio

  (b) Exhibits:

     EXHIBIT
     NUMBER
     -------
      1(a)     --Articles of Incorporation of Registrant.(a)
       (b)     --Articles of Amendment of Articles of Incorporation of Registrant filed on November 9, 1994.(a)
       (c)     --Articles of Amendment of Articles of Incorporation, filed on December
                19, 1994.(d)
       (d)     --Articles of Amendment of Articles of Incorporation of Registrant filed on July 20, 1995.(e)
       (e)     --Articles Supplementary to Articles of Incorporation of Registrant filed on July 20, 1995.(e)
       (f)     --Articles of Amendment to Articles of Incorporation of Registrant filed on May 21, 1996.(f)
      2        --By-Laws of Registrant.(b)
      3        --None.
      4(a)     --Portions of the Articles of Incorporation and By-Laws of Registrant
                defining the rights of holders of shares of common stock of
                Registrant.(c)
       (b)     --Form of specimen certificate for shares of Class A common stock of
                Registrant.(a)
       (c)     --Form of specimen certificate for shares of Class B common stock of
                Registrant.(a)
       (d)     --Form of specimen certificate for shares of Class C common stock of
                Registrant.(a)
       (e)     --Form of specimen certificate for shares of Class D common stock of
                Registrant.(a)
      5(a)     --Form of Management Agreement between Registrant and Merrill Lynch Asset
                Management, L.P.(a)
       (c)     --Form of Sub-Advisory Agreement between Merrill Lynch Asset Management,
                L.P. and Merrill Lynch Asset Management U.K. Limited.
      6(a)     --Form of Class A Shares Distribution Agreement between Registrant and
                Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers
                Agreement).(a)
       (b)     --Form of Class B Shares Distribution Agreement between Registrant and
                Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers
                Agreement).(a)
       (c)     --Form of Class C Shares Distribution Agreement between Registrant and
                Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers
                Agreement).(a)
       (d)     --Form of Class D Shares Distribution Agreement between Registrant and
                Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers
                Agreement).(a)
      7        --None.
      8        --Form of Custody Agreement between Registrant and The Bank of New
                York.(a)
      9(a)     --Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
                Agency Agreement between Registrant and Merrill Lynch Financial Data
                Services, Inc.(d)
       (b)     --Agreement between Merrill Lynch & Co., Inc. and Registrant relating to
                Registrant's use of Merrill Lynch name.(a)
     10        --None.
     11        --Consent of Deloitte & Touche LLP, independent auditors for Registrant.
     12        --None.
     13        --Certificate of Merrill Lynch Asset Management, L.P.(a)
     14        --None.
     15(a)     --Form of Class B Shares Distribution Plan of Registrant and Class B
                Shares Distribution Plan Sub-Agreement.(a)
       (b)     --Form of Class C Shares Distribution Plan of Registrant and Class C
                Shares Distribution Plan Sub-Agreement.(a)
       (c)     --Form of Class D Shares Distribution Plan of Registrant and Class D
                Shares Distribution Plan Sub-Agreement.(a)
     16        --Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22.(d)

     EXHIBIT
     NUMBER
     -------
     17(a)     --Financial Data Schedules for Fundamental Value Portfolio.
       (b)     --Financial Data Schedules for Quality Bond Portfolio.
       (c)     --Financial Data Schedules for U.S. Government Securities Portfolio.
       (d)     --Financial Data Schedules for Global Opportunity Portfolio.
       (e)     --Financial Data Schedules for Growth Opportunity Portfolio.

--------

(a) Filed on December 16, 1994, as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-53887) under the Securities Act.

(b) Filed on May 27, 1994, as an Exhibit to the Registrants' Registration Statement on Form N-1A (File No. 33-53887) under the Securities Act.
(c)  Reference is made to Article IV, Article V (Sections 2, 3, 4, 5 and 6),
     Article VI, Article VII and Article IX, of the Registrant's Articles of Incorporation, as amended, filed as Exhibits 1(a), 1(b) and 1(c) to the Registration Statement, and to Article II, Article III (Sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.

(d) Filed on May 30, 1995, as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-53887) under the Securities Act.
(e) Filed on August 9, 1995, as an Exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-53887) under the Securities Act.

(f) Filed on May 29, 1996, as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-53877) under the Securities Act.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                    NUMBER OF
                                                                    HOLDERS AT
                         TITLE OF CLASS                           APRIL 30, 1997
                         --------------                           --------------
Class A Shares of Common Stock, par value $0.10 per share:
  Fundamental Value Portfolio....................................        180
  Quality Bond Portfolio.........................................         19
  U.S. Government Securities Portfolio...........................          8
  Global Opportunity Portfolio...................................        121
  Growth Opportunity Portfolio...................................         98
Class B Shares of Common Stock, par value $0.10 per share:
  Fundamental Value Portfolio....................................     11,696
  Quality Bond Portfolio.........................................      1,972
  U.S. Government Securities Portfolio...........................      1,236
  Global Opportunity Portfolio...................................     11,201
  Growth Opportunity Portfolio...................................      5,713
Class C Shares of Common Stock, par value $0.10 per share:
  Fundamental Value Portfolio....................................      7,073
  Quality Bond Portfolio.........................................      1,082
  U.S. Government Securities Portfolio...........................        642
  Global Opportunity Portfolio...................................      5,916
  Growth Opportunity Portfolio...................................      3,756
Class D Shares of Common Stock, par value $0.10 per share:
  Fundamental Value Portfolio....................................      1,111
  Quality Bond Portfolio.........................................        171
  U.S. Government Securities Portfolio...........................        105
  Global Opportunity Portfolio...................................        909
  Growth Opportunity Portfolio...................................        463

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article V of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940 may be concerned, Article VI of the Registrant's By-Laws provides that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; and (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Merrill Lynch Asset Management, L.P. (the "Investment Adviser") acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources

Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end registered investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1994, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this
Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                            POSITION(S) WITH    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME             INVESTMENT ADVISER           VOCATION OR EMPLOYMENT
          ----           ---------------------  ---------------------------------------
ML & Co................. Limited Partner        Financial Services Holding Company;
                                                 Limited Partner of FAM
Princeton Services...... General Partner        General Partner of FAM
Arthur Zeikel........... President              President of FAM; President and
                                                 Director of Princeton Services;
                                                 Director of MLFD; Executive Vice
                                                 President of ML & Co.
Terry K. Glenn.......... Executive Vice         Executive Vice President of FAM;
                          President              Executive Vice President and Director
                                                 of Princeton Services; President and
                                                 Director of MLFD; Director of MLFDS;
                                                 President of Princeton
                                                 Administrators, L.P.
Vincent R. Giordano..... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Elizabeth Griffin....... Senior Vice President  Senior Vice President of FAM
Norman R. Harvey........ Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Michael J. Hennewinkel.. Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Philip L. Kirstein...... Senior Vice            Senior Vice President, General Counsel
                          President, General     and Secretary of FAM; Senior Vice
                          Counsel and            President, General Counsel, Director
                          Secretary              and Secretary of Princeton Services;
                                                 Director of MLFD
Ronald M. Kloss......... Senior Vice President  Senior Vice President and Controller
                          and Controller         of FAM; Senior Vice President and
                                                 Controller of Princeton Services
Stephen M.M. Miller..... Senior Vice President  Executive Vice President of Princeton
                                                 Administrators, L.P.; Senior Vice
                                                 President of Princeton Services
Joseph T. Monagle, Jr... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Michael L. Quinn........ Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services;
                                                 Managing Director and First Vice
                                                 President of Merrill Lynch from 1989
                                                 to 1995
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of
                          and Treasurer          FAM; Senior Vice President and
                                                 Treasurer of Princeton Services; Vice
                                                 President and Treasurer of MLFD
Ronald L. Welburn....... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services

  Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as a sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc. Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-90011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                               POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
          NAME                   MLAM U.K.             PROFESSION,VOCATION OR EMPLOYMENT
          ----                 -------------           ---------------------------------
Arthur Zeikel........... Director and Chairman     President of the Manager and FAM;
                                                    President and Director of Princeton
                                                    Services; Director of MLFD; Executive
                                                    Vice President of ML & Co.
Alan J. Albert.......... Senior Managing Director  Vice President of the Manager
Nicholas C.D. Hall...... Director                  Director of Merrill Lynch Europe PLC;
                                                    General Counsel of Merrill Lynch
                                                    International Private Banking Group.
Gerald M. Richard....... Senior Vice President     Senior Vice President and Treasurer of
                                                    the Manager and FAM; Senior Vice
                                                    President and Treasurer of Princeton
                                                    Services; Vice President and Treasurer
                                                    of MLFD
Carol Ann Langham....... Company Secretary         None
Debra Anne Searle....... Assistant Company         None
                          Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Breen, Fatseas, and Wasel is One Financial Center, Boston, Massachusetts 02111-2646.

                           POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
  NAME                             WITH MLFD                WITH REGISTRANT
  ----                    ---------------------------- -------------------------
Terry K. Glenn..........  President and Director       Executive Vice President
Arthur Zeikel...........  Director                     President and Director
Philip L. Kirstein......  Director                     None
William E. Aldrich......  Senior Vice President        None
Robert W. Crook.........  Senior Vice President        None
Kevin P. Boman..........  Vice President               None
Michael J. Brady........  Vice President               None
William M. Breen........  Vice President               None
Michael G. Clark........  Vice President               None
Mark A. DeSario.........  Vice President               None
James T. Fatseas........  Vice President               None
Debra W. Landsman-Yaros.  Vice President               None
Michelle T. Lau.........  Vice President               None
Gerald M. Richard.......  Vice President and Treasurer Treasurer
Salvatore Venezia.......  Vice President               None
William Wasel...........  Vice President               None
Robert Harris...........  Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 22ND DAY OF MAY, 1997.

                                          Merrill Lynch Asset Builder Program,
                                           Inc.
                                                      (Registrant)

                                                  /s/ Arthur Zeikel
                                          By __________________________________

                                              (Arthur Zeikel, President)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.

             SIGNATURE                               TITLE                  DATE
             ---------                               -----                  ----


             /s/ Arthur Zeikel                President (Principal      May 22, 1997
-------------------------------------------  Executive Officer) and
              (Arthur Zeikel)                       Director


                Joe Grills*                         Director
-------------------------------------------
               (Joe Grills)


               Walter Mintz*                        Director
-------------------------------------------
              (Walter Mintz)


             Melvin R. Seiden*                      Director
-------------------------------------------
            (Melvin R. Seiden)


          Robert S. Salomon, Jr.*                   Director
-------------------------------------------
         (Robert S. Salomon, Jr.)


            Stephen B. Swensrud*                    Director
-------------------------------------------
           (Stephen B. Swensrud)


             Gerald M. Richard*               Treasurer (Principal
-------------------------------------------       Financial and
            (Gerald M. Richard)                Accounting Officer)




          /s/ Arthur Zeikel                                      May 22, 1997
*By _________________________________
    (Arthur Zeikel, Attorney-in-fact)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DESCRIPTION
 -------                          -----------
  5(c)   --Form of Sub-Advisory Agreement between Merril Lynch Asset
          Management, L.P. and Merrill Lynch Asset Management U.K.
          Limited.
 11      --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant.
 17(a)   --Financial Data Schedules for Fundamental Value Portfolio.
   (b)   --Financial Data Schedules for Quality Bond Portfolio.
   (c)   --Financial Data Schedules for U.S. Government Securities
          Portfolio.
   (d)   --Financial Data Schedules for Global Opportunity Portfolio.
   (e)   --Financial Data Schedules for Growth Opportunity Portfolio.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Interlocking gears and                  Back cover of Prospectus and
Merrill Lynch logo                       back cover of Statement of
including stylized market                  Additional Information
bull